As filed with the Securities and Exchange Commission on August 5, 2016

File No. 333-212187

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

NUVEEN INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 257-8787

(Area Code and Telephone Number)

Kevin J. McCarthy

Executive Vice President, Secretary and General Counsel

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copies to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

Title of securities being registered: Shares of beneficial interest, par value $0.01 per share, of the Registrant.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Important Information for Nuveen Global Equity Income Fund Shareholders

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving the enclosed Proxy Statement/Prospectus?

A.	You are receiving the Proxy Statement/Prospectus as a holder of common shares of Nuveen Global Equity Income Fund (the “Target Fund”) in connection with the Target Fund’s annual meeting of shareholders.

At the annual meeting, common shareholders of the Target Fund will vote on the following proposals:

•	the election of members of the Target Fund’s Board of Trustees (the list of specific nominees is contained in the enclosed Proxy Statement/Prospectus);

•

the merger of the Target Fund with and into a wholly-owned subsidiary of Nuveen NWQ Global Equity Income Fund (the “Acquiring Fund” and, together with the Target Fund, the “Funds” and, each, a “Fund”), an open-end investment company that is a series of Nuveen Investment Trust (the “Merger”); and

•	the approval of a new sub-advisory agreement for the Target Fund with NWQ Investment Management Company, LLC (“NWQ”).

The Target Fund’s Board of Trustees, including the independent Board members, unanimously recommends that you vote FOR each proposal.

Proposal Regarding the Merger

Q.	Why is the Merger being recommended?

A.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) serves as the investment adviser to both the Target Fund and the Acquiring Fund. Tradewinds Global Investors, LLC (“Tradewinds”), an affiliate of the Adviser, served as the sub-adviser to the Target Fund prior to August 1, 2016, and NWQ, also an affiliate of the Adviser, currently serves as the sub-adviser to the Target Fund. NWQ has served as sub-adviser to the Acquiring Fund since the inception of the Fund. As part of an internal reorganization, the Adviser intends to wind down the operations of Tradewinds and is transferring a number of Tradewinds’ existing equity mandates to NWQ. With respect to the Target Fund, the Adviser recommended the following proposals: (1) the termination of Tradewinds as the sub-adviser to the Target Fund effective August 1, 2016, (2) the appointment of NWQ as the sub-adviser to the Target Fund as of August 1, 2016, pursuant to an interim agreement, and (3) the proposed merger of the Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund (the “Target Fund Proposals”). In connection with the wind down of Tradewinds, the Adviser also recommended the appointment of NWQ as the sub-adviser to Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds Value Opportunities Fund as of August 1, 2016 and the

reorganization of those mutual funds into the Acquiring Fund (collectively, with the Target Fund Proposals, the “Restructuring Proposals”). The Merger is not contingent on the other Restructuring Proposals. The Board received information regarding the Restructuring Proposals over several meetings and, at an in-person meeting held on May 24-26, 2016, the Board approved the Restructuring Proposals. Accordingly, NWQ assumed management of the Target Fund as of August 1, 2016 pursuant to an interim investment sub-advisory agreement as permitted by Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”).

Q.	What are the anticipated benefits of the proposed Merger to Target Fund common shareholders?

A.	Based on information provided by the Adviser, the Target Fund’s Board believes that the Merger may benefit Target Fund shareholders in a number of ways, including, among other things, the following:

•	the Merger affords Target Fund shareholders continued access to a global equity income strategy that is comparable to the existing mandate of the Target Fund in terms of fund investment policies;

•

the historical performance of the Acquiring Fund, on an absolute basis and relative to its benchmark, has generally been superior to the performance of the Target Fund and provides the opportunity for improved performance over time; and

•	Target Fund shareholders (as shareholders of the Acquiring Fund following the Merger) will be afforded ongoing liquidity at net asset value.

Q.	How will the proposed Merger affect my shares?

A.	Upon the closing of the Merger, common shareholders of the Target Fund, a closed-end investment company, will become holders of Class A shares of the Acquiring Fund, a series of an open-end investment company (commonly referred to as a “mutual fund”). The number of Class A shares that shareholders of the Target Fund receive will be based on the net asset value of the Target Fund relative to the net asset value of Class A shares of the Acquiring Fund. The aggregate net asset value of the Acquiring Fund shares received by Target Fund shareholders will be equal to the aggregate net asset value of the common shares of the Target Fund held by its shareholders, in each case as of the close of business on the business day immediately prior to the closing date of the Merger.

Common shares of the Target Fund are listed for trading on the New York Stock Exchange, where such shares may be purchased and sold through broker-dealers at prevailing market prices. The Target Fund’s common shares historically have traded at a discount to net asset value. In contrast, Class A shares of the Acquiring Fund are not listed for trading on a securities exchange but rather can be purchased and sold (redeemed) directly from the Acquiring Fund at net asset value, less any applicable charges. Following the completion of the Merger, Target Fund shareholders (as shareholders of the Acquiring Fund), will be able to redeem shares received in the Merger at net asset value on each day the Acquiring Fund is open for business.

Q.	What are the principal differences between an open-end investment company and a closed-end investment company?

A.	Common shares of closed-end investment companies, such as the Target Fund, are generally listed for trading on a securities exchange, such as the New York Stock Exchange, where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be greater than (premium) or less than (discount) net asset value. Closed-end funds typically do not engage in a continuous offering of new shares, and the common shares of closed-end funds are not redeemable.

In contrast, open-end investment companies, such as the Acquiring Fund, engage in a continuous offering of new shares. Shares of open-end funds are not listed for trading on a securities exchange but rather can be purchased and sold (redeemed) directly from the fund, or through financial intermediaries, at net asset value, less any applicable charges.

Certain additional differences exist between how closed-end funds and open-end funds are permitted to operate under the 1940 Act. While neither the Target Fund nor the Acquiring Fund currently uses leverage, closed-end funds are permitted to use leverage to a greater extent than open-end funds and may issue preferred stock and debt securities in addition to common shares. In addition, closed-end funds, because of their more stable asset base, are permitted to invest a greater portion of their assets in illiquid securities than open-end funds.

Investors pay brokerage commissions in connection with the purchase and sale of Target Fund shares on the New York Stock Exchange. Certain open-end fund share classes may be subject to a front-end or contingent deferred sales charge. In addition, an open-end fund is permitted to finance the distribution of its shares by adopting a plan under Rule 12b-1 under the 1940 Act, subject to shareholder approval. Distribution and service fees are generally used to compensate financial intermediaries for distribution and/or shareholder services. The Acquiring Fund has adopted a distribution and service plan under Rule 12b-1, under which Class A shares are subject to an ongoing annual service fee of 25 basis points (0.25%). In addition, shareholders of the Acquiring Fund who hold their shares through a financial intermediary may pay transaction fees charged by such intermediaries.

Q.	Will Target Fund shareholders who redeem Acquiring Fund shares after the Merger be charged a redemption fee?

A.	No. Shareholders of the Target Fund who receive Acquiring Fund shares in the Merger will not be charged a redemption fee when redeeming Acquiring Fund shares.

Q.	How do the Funds’ investment objectives and principal investment strategies compare?

A.	The Funds have similar investment objectives. The Target Fund’s investment objective is to provide a high level of total return. The investment objective of the Acquiring Fund is to provide high current income and long-term capital appreciation.

The Target Fund pursues its objective by investing primarily in a diversified global portfolio of value equity securities. The Target Fund invests at least 80% of its managed assets in equity securities. The Target Fund may invest in common stock and other equity securities, including, but not limited to, common stock, preferred stock, convertible securities, and securities of real estate investment trusts and master limited partnerships.

The Target Fund will invest at least 40% of its managed assets in non-U.S. companies. The Target Fund will invest no more than (a) 75% of its managed assets in non-U.S. companies; (b) 30% of its managed assets in companies located in emerging markets; and (c) 30% of its managed assets in securities of companies in a single non-U.S. country. The Target Fund may invest up to 10% of its managed assets in debt securities including below-investment-grade debt securities, commonly referred to as “high yield” securities or “junk” bonds, and unrated securities of comparable quality.

The Acquiring Fund will generally focus its investments on income producing securities. Under normal market conditions, the Acquiring Fund will invest at least 80% of the sum of its net assets and the amount of borrowings for investment purposes in equity securities. The Acquiring Fund may invest in securities issued by companies of any market capitalization. The Acquiring Fund may invest in securities of issuers located anywhere in the world, will invest at least 40% of its net assets in non-U.S. securities and will invest in securities of companies representing at least three different countries (one of which may be the United States). The Acquiring Fund may invest up to 20% of its net assets in companies located in emerging markets.

Up to 20% of the Acquiring Fund’s net assets may be invested in debt securities, including corporate debt securities and U.S. government and agency debt securities. The Acquiring Fund may invest up to 10% of its net assets in below-investment-grade debt securities, commonly referred to as “high yield” securities or “junk” bonds.

Each Fund may write (sell) covered call options on a portion of the equity securities in its portfolio. Each Fund may also use derivatives both for hedging purposes and in pursuit of its investment objective.

While the principal investment strategies of the Funds are similar, the Acquiring Fund’s portfolio has historically been characterized by companies with higher market capitalizations, less concentrated positions and less exposure to emerging market countries than the Target Fund. The Acquiring Fund currently does not hedge its currency exposure, while the Target Fund hedges its currency exposure.

Q.	How will the Merger impact fees and expenses?

A.

The fee and expense structure of the Funds differs because of structural differences between open-end funds and closed-end funds. The fee and expense structure of the Acquiring Fund will apply following the Merger. The Acquiring Fund’s management fee rate is significantly lower than that of the Target Fund as a result of the Acquiring Fund’s lower fund-level management fee rate at all asset levels. However, Class A shares of the Acquiring Fund are subject to an ongoing Rule 12b-1 service fee at an annual rate of 25 basis points (0.25%) while shares of the Target Fund are not subject to an ongoing Rule 12b-1 service fee. The pro forma gross expense ratio of the combined fund following the Merger is estimated to be approximately ten basis points (0.10%) higher than the gross expense ratio of the Target Fund as of the dates in the fee and expense table, due to the higher costs of operating an open-end fund (i.e., higher transfer agency and shareholder servicing fees). As of the same dates, taking waivers into account, annual expenses of the combined fund following the Merger are expected to be slightly higher. These estimates assume a substantial reduction in assets attributable to the Target Fund due to potential redemptions immediately following the Merger. See “Comparative Expense Information” on page 35 of the Proxy Statement/Prospectus. See also “Will the Funds have to pay any fees or expenses in connection with the Merger?” on page vi below.

The Adviser has historically agreed to cap the total annual fund expenses of the Acquiring Fund at a specified level. Effective June 1, 2016, the Adviser agreed to waive fees and/or reimburse expenses through October 31, 2017 so that the Acquiring Fund’s total expense ratio (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) does not exceed 0.90% of the average daily net assets of any class of Acquiring Fund shares. As a result, while the cap is in place, the total annual net expense ratio of Class A shares of the Acquiring Fund following the Merger, after application of the cap, is expected to be 2 basis points (0.02%) higher than the total annual expense ratio of the Target Fund for its fiscal year ended December 31, 2015. The Board considered fee and expense information for each Fund as of March 31, 2016. The pro forma net annual expense ratio of the Acquiring Fund following the Merger is expected to be the same as the annual expense ratio of the Target Fund as of March 31, 2016.

Q.	How does the Target Fund’s distribution policy compare to the Acquiring Fund’s distribution policy?

A.	The Target Fund currently employs a managed distribution policy, which seeks to distribute the Target Fund’s projected long-run total return consisting of both dividend income as well as expected price appreciation, through regular quarterly distributions. The Acquiring Fund distributes substantially all of its income quarterly and distributes any taxable gains annually. The distributions of the Target Fund may include a return of capital, while the Acquiring Fund’s distributions ordinarily do not include a return of capital.

Q.	Will the portfolio of the Target Fund or the Acquiring Fund be repositioned in connection with the Merger?

A.

Yes. NWQ was appointed as the Target Fund’s new sub-adviser effective as of August 1, 2016. In connection with the transition to NWQ, it is estimated that approximately 97% of the Target Fund’s investment portfolio will be sold. Following such sales, it is currently expected that approximately 40% of the Target Fund’s portfolio will be reinvested directly in portfolio securities consistent with NWQ’s then-current portfolio recommendations. It is anticipated that the balance of the portfolio of the Target Fund will be held in futures on global stock indices or other index-based instruments in order to maintain global equity market exposure while maintaining a high level of portfolio liquidity in anticipation of potential redemptions following the Merger. The Funds anticipate redemptions following the Merger because closed-end funds, particularly those trading at significant discounts to net asset value, typically experience redemptions following conversion to an open-end fund. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $505,000, or $0.03 per common share, based on average commission rates charged by transition managers, if such sales occurred on March 31, 2016. Capital gains from

v

such portfolio sales, if any, are not expected to result in increased distributions of net capital gain or net investment income by the Target Fund due to available capital loss carryforwards. The Acquiring Fund is not expected to sell a material portion (less than 5% of net assets) of Target Fund assets as a result of the Merger.

Q.	Will the Merger constitute a taxable event for the Target Fund’s shareholders?

A.	No. The Merger is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that shareholders of the Target Fund who receive Acquiring Fund shares pursuant to the Merger will recognize no gain or loss for federal income tax purposes as a direct result of the Merger. Prior to the closing of the Merger, the Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. To the extent the Target Fund realizes net losses from the sale of portfolio securities as part of the repositioning described above (or otherwise), the net capital gain or net investment income to be distributed by the Target Fund will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards. While the repositioning plan described above is intended to address potential redemptions of former Target Fund shareholders following the Merger, to the extent that additional portfolio investments of the Acquiring Fund are sold after the Merger in order to meet additional redemption requests, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to shareholders of the Acquiring Fund (including former shareholders of the Target Fund).

Q.	Will the Funds have to pay any fees or expenses in connection with the Merger?

A.	Yes. The costs of the Merger will be borne by the Target Fund, whether or not the Merger is consummated. The costs of the Merger are estimated to be $585,000, which represents $0.03 per common share of the Target Fund as of March 31, 2016. The estimated costs of the Merger to be borne by the Target Fund will be accrued as a liability of the Target Fund prior to the completion of the Merger and such liability will be adjusted if actual costs are higher or lower than the estimate. Accordingly, the net asset value of the Target Fund will be reduced by the amount of such costs prior to the determination of the net asset value of the Target Fund for purposes of determining the number of Acquiring Fund shares to be received in the Merger. Additionally, the Target Fund will bear the costs of any portfolio repositioning in connection with the sub-adviser change as described above, which are expected to total approximately $505,000, or $0.03 per common share, based on average commission rates normally charged by transition managers, if such sales occurred on March 31, 2016.

Q.	What will happen if the Merger is not completed?

A.	If the Merger is not completed, the Target Fund’s Board of Trustees may take such actions as it deems in the best interests of the Target Fund, including continuing to operate the Target Fund as a stand-alone fund sub-advised by NWQ.

Q.	Is the Merger contingent on the other Restructuring Proposals?

A.	No. If the closing conditions with respect to the Merger are satisfied or waived, the Merger will be consummated whether or not the other Restructuring Proposals are approved.

Q.	What is the timetable for the Merger?

A.	If approved by Target Fund shareholders on September 16, 2016, the Merger is expected to take effect on or about October 7, 2016, or as soon as practicable thereafter.

Q.	How does the Target Fund’s Board of Trustees recommend that shareholders vote on the Merger?

A.	After careful consideration, the Target Fund’s Board of Trustees has determined that the Merger is in the best interests of the Target Fund and recommends that you vote FOR approval of the Merger.

Additional Proposals

Q.	In light of the Merger proposal, why are shareholders of the Target Fund being asked to elect Board members for the Target Fund?

A.	The terms of four members of the Target Fund’s Board of Trustees expire at the 2016 annual meeting of shareholders. In the event the Merger is not completed, shareholders are being asked to elect Board members to provide for the Target Fund’s continuing operation as a stand-alone fund.

Q.	In light of the Merger proposal, why are shareholders of the Target Fund being asked to approve a new sub-advisory agreement for the Target Fund?

Effective August 1, 2016, NWQ serves as the sub-adviser to the Target Fund pursuant to an interim sub-advisory agreement with a maximum term of 150 days. In the event the Merger is not completed at all, or is not consummated prior to the expiration of the interim agreement, the Adviser recommended and the Target Fund’s Board approved the longer term appointment of NWQ as the sub-adviser to the Target Fund pursuant to a new sub-advisory agreement between Nuveen Fund Advisors and NWQ with respect to the Target Fund. In order for NWQ to serve as the sub-adviser to the Target Fund on a longer term basis, shareholders of the Target Fund are being asked to approve a new sub-advisory agreement.

Q.	How does the Target Fund’s Board of Trustees recommend that shareholders vote on the election of Board members and the approval of the new sub-advisory agreement?

A.	The Target Fund’s Board of Trustees recommends that you vote FOR the election of each of the Class I Board members standing for election at the 2016 annual meeting. In addition, after careful consideration, the Target Fund’s Board of Trustees has determined that the new sub-advisory agreement is in the best interests of the Target Fund and recommends that you vote FOR approval of the agreement.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at (866) 905-8160 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

[•], 2016

NUVEEN GLOBAL EQUITY INCOME FUND

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 16, 2016

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Global Equity Income Fund (the “Target Fund”) will be held at the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, September 16, 2016, at 2:00 p.m. Central time, for the following purposes:

1.	Election of Board Members. Four (4) Class I board members are to be elected by holders of common shares. Board members Hunter, Stockdale, Stone and Wolff are nominees for election by all shareholders.

2.	Agreement and Plan of Merger. To approve an Agreement and Plan of Merger pursuant to which the Target Fund will merge with and into NNGEIF Merger Sub, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of Nuveen NWQ Global Equity Income Fund (the “Acquiring Fund”), a series of Nuveen Investment Trust, with shares of the Target Fund being converted into newly issued shares of the Acquiring Fund.

3.	Approval of New Sub-Advisory Agreement. To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and NWQ Investment Management Company, LLC with respect to the Target Fund.

4.	To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record of the Target Fund as of the close of business on July 19, 2016 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense for the Target Fund and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Annual Meeting in person and you are a record holder of the Target Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED AUGUST 5, 2016

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

PROXY STATEMENT/PROSPECTUS

Dated [•], 2016

relating to the merger of

NUVEEN GLOBAL EQUITY INCOME FUND

with and into a wholly-owned subsidiary of

NUVEEN NWQ GLOBAL EQUITY INCOME FUND,

a series of Nuveen Investment Trust

This Proxy Statement/Prospectus is being furnished to common shareholders of Nuveen Global Equity Income Fund (the “Target Fund”), a closed-end management investment company, in connection with the solicitation of proxies by the Target Fund’s Board of Trustees for use at the Annual Meeting of Shareholders of the Target Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, September 16, 2016, at 2:00 p.m. Central time, and at any and all adjournments or postponements thereof (the “Annual Meeting”), to consider the proposals listed below and discussed in greater detail elsewhere in this Proxy Statement/Prospectus, which proposals include the proposed merger (the “Merger”) of the Target Fund with and into a wholly-owned subsidiary of Nuveen NWQ Global Equity Income Fund (the “Acquiring Fund”), an open-end management investment company and a series of Nuveen Investment Trust (the “Acquiring Trust”). Each of the Target Fund and the Acquiring Trust is organized as a Massachusetts business trust. The Target Fund and the Acquiring Fund are referred to herein collectively as the “Funds” and each individually as a “Fund.” The Board of Trustees of the Target Fund and the Board of Trustees of the Acquiring Trust are referred to herein collectively as the “Boards” and each individually as a “Board,” and the members of each Board are referred to herein as the “Board Members” and each individually as a “Board Member.” The enclosed proxy card and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about [•], 2016. Shareholders of record of the Target Fund as of the close of business on July 19, 2016 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

This Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Proxy Statement/Prospectus, including the merger proposal, and constitutes an offering of Class A shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before the Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposal(s). Shareholders of the Target Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on a proposal by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. However, merely attending the Annual Meeting will not revoke any previously submitted proxy.

At the Annual Meeting, the common shareholders of the Target Fund will be asked to approve Proposals Nos. 1, 2 and 3, each as described below, which must be approved by the Fund’s common shareholders as follows:

Proposal No. 1.	To elect Board Members. Four (4) Class I Board Members are to be elected by a plurality of the Target Fund’s common shareholders.

Proposal No. 2.	To approve the Agreement and Plan of Merger. The Agreement and Plan of Merger must be approved by a majority (more than 50%) of the Target Fund’s outstanding common shares.

Proposal No. 3.	To approve a new sub-advisory agreement. The new sub-advisory agreement between Nuveen Fund Advisors, LLC and NWQ Investment Management Company, LLC with respect to the Target Fund must be approved by a vote of a “majority of the Target Fund’s outstanding voting securities.” As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), this phrase means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less.

A quorum of shareholders is required to take action at the Annual Meeting. A majority of the common shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Annual Meeting. Votes cast in person or by proxy at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter), if any, as present for purposes of determining a quorum.

Broker-dealer firms holding common shares of the Target Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Annual Meeting. The Target Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal No. 1 is a “routine” matter, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal No. 1. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

ii

Those persons who were common shareholders of record of the Target Fund as of the close of business on July 19, 2016 will be entitled to one vote for each common share held and a proportionate fractional vote for each fractional common share held.

As of July 19, 2016 for each Fund, the shares of the Funds issued and outstanding are as follows:

Fund and Share Class (Ticker Symbol)	Shares(1)
Target Fund
Common Shares (JGV)	18,776,509
Acquiring Fund:
Class A (NQGAX)	65,147
Class C (NQGCX)	15,378
Class R3 (NQGRX)	12,500
Class I (NQGIX)	2,026,475

(1)	The common shares of the Target Fund, a closed-end fund, are listed on the NYSE. Class A, Class C, Class R3 and Class I shares of the Acquiring Fund, an open-end fund, are not listed on any exchange but rather are purchased and redeemed directly from the Acquiring Fund, or through financial intermediaries, at net asset value, less any applicable charges.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) serves as the investment adviser to both the Target Fund and the Acquiring Fund. Tradewinds Global Investors, LLC (“Tradewinds”), an affiliate of the Adviser, served as the sub-adviser to the Target Fund prior to August 1, 2016, and NWQ Investment Management Company, LLC (“NWQ”), also an affiliate of the Adviser, currently serves as the sub-adviser to the Target Fund. NWQ has served as sub-adviser to the Acquiring Fund since the inception of the Fund. As part of an internal reorganization, the Adviser intends to wind down the operations of Tradewinds and is transferring a number of Tradewinds’ existing equity mandates to NWQ. With respect to the Target Fund, the Adviser recommended the following proposals: (1) the termination of Tradewinds as the sub-adviser to the Target Fund effective August 1, 2016, (2) the appointment of NWQ as the sub-adviser to the Target Fund as of August 1, 2016, pursuant to an interim agreement, and (3) the proposed merger of the Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund (the “Target Fund Proposals”). In connection with the wind down of Tradewinds, the Adviser also recommended the appointment of NWQ as the sub-adviser to Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds Value Opportunities Fund as of August 1, 2016 and the reorganization of those mutual funds into the Acquiring Fund (collectively, with the Target Fund Proposals, the “Restructuring Proposals”). The Merger is not contingent on the other Restructuring Proposals. The Board received information regarding the Restructuring Proposals over several meetings and, at an in-person meeting held on May 24-26, 2016, the Board approved the Restructuring Proposals. Accordingly, NWQ assumed management of the Target Fund as of August 1, 2016 pursuant to an interim investment sub-advisory agreement as permitted by Rule 15a-4 under the 1940 Act.

Effective as of August 1, 2016, NWQ serves as the sub-adviser to the Target Fund pursuant to an interim sub-advisory agreement with a maximum term of 150 days. In the event the Merger is not completed at all or prior to the expiration of the interim sub-advisory agreement, the Adviser recommended and the Target Fund’s Board approved the longer term appointment of NWQ as the sub-adviser to the Target Fund pursuant to a new sub-advisory agreement between Nuveen Fund Advisors and NWQ with respect to the Target Fund. In order for NWQ to serve as the sub-adviser to the Target Fund on a longer term basis, shareholders of the Target Fund are being asked to consider approval of a new sub-advisory agreement. The terms of the new sub-advisory agreement are substantially the same as the former sub-advisory agreement except for the identity of the sub-adviser, its date and its initial term.

iii

The following documents have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference and also accompany this Proxy Statement/Prospectus:

(1)	the Acquiring Fund’s Prospectus, dated October 30, 2015, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Acquiring Fund (File Nos. 333-03715 and 811-07619); and

(2)	the unaudited financial statements contained in the Acquiring Fund’s Semi-Annual Report, only insofar as they relate to the Acquiring Fund, for the six-month period ended December 31, 2015 (File No. 811-07619).

The following documents have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference:

(1)	the audited financial statements contained in the Target Fund’s Annual Report, only insofar as they relate to the Target Fund, for the fiscal year ended December 31, 2015 (File No. 811-21903);

(2)	the Statement of Additional Information relating to the proposed Merger, dated [•], 2016 (the “Merger SAI”);

(3)	the Acquiring Fund’s Statement of Additional Information dated October 30, 2015, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Acquiring Fund (File Nos. 333-03715 and 811-07619);

(4)	the audited financial statements contained in the Annual Report of the Acquiring Fund and Nuveen Tradewinds Value Opportunities Fund, a series of the Trust, only insofar as they relate to the Acquiring Fund and Nuveen Tradewinds Value Opportunities Fund, for the fiscal year ended June 30, 2015 (File No. 811-07619);

(5)	the audited financial statements contained in the Annual Report of Nuveen Tradewinds Global All-Cap Fund, a series of Nuveen Investment Trust II, only insofar as they relate to Nuveen Tradewinds Global All-Cap Fund, for the fiscal year ended July 31, 2015 (File No. 811-08333);

(6)	the unaudited financial statements contained in the Semi-Annual Report of Nuveen Tradewinds Global All-Cap Fund, a series of Nuveen Investment Trust II, only insofar as they relate to Nuveen Tradewinds Global All-Cap Fund, for the six-month period ended January 31, 2016 (File No. 811-08333); and

(7)	the unaudited financial statements contained in the Semi-Annual Report of Nuveen Tradewinds Value Opportunities Fund, a series of the Trust, only insofar as they relate to Nuveen Tradewinds Value Opportunities Fund, for the six-month period ended December 31, 2015 (File No. 811-07619).

No other parts of the Funds’ or any other fund’s Annual or Semi-Annual Reports are incorporated by reference herein.

iv

Copies of the foregoing may be obtained without charge by calling (800) 257-8787, by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606 or by visiting Nuveen’s website at www.nuveen.com. If you wish to request a copy of the Merger SAI, please ask for the “Global Equity Income Merger SAI.” In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Funds by calling (800) 257-8787 or by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. The Funds’ Annual Reports and Semi-Annual Reports are also available on Nuveen’s website at www.nuveen.com.

The Target Fund and the Acquiring Trust are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the Class A shares of the Acquiring Fund of which this Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (Brookfield Place, 200 Vesey Street, Suite 400, New York, New York 10281) or Chicago Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

The common shares of the Target Fund, a closed-end fund, are listed on the NYSE. Reports, proxy statements and other information concerning the Target Fund can be inspected at the offices of the NYSE and NYSE MKT, 11 Wall Street, New York, New York 10005. Class A, Class C, Class R3 and Class I shares of the Acquiring Fund, an open-end fund, are not listed on any exchange but rather are purchased and redeemed directly from the Acquiring Fund, or through financial intermediaries, at net asset value, less any applicable charges.

This Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Class A shares of the Acquiring Fund in the Merger. In this connection, no person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

v

vi

vii

PROPOSAL NO. 1—THE ELECTION OF BOARD MEMBERS

Pursuant to the organizational documents of the Target Fund, the Board is divided into three classes (Class I, Class II and Class III), to be elected by shareholders, to serve until the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified.

Four (4) Board Members are to be elected by Target Fund shareholders. Board Members Hunter, Stockdale, Stone, and Wolff have been designated as Class I Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2019 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Adams, Cook, Evans, Kundert, Moschner, Nelson, Schneider and Toth are current and continuing Board Members. Board Members Adams, Kundert, Nelson and Toth have been designated as Class II Board Members to serve for a term expiring at the 2017 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Cook, Evans, Moschner and Schneider have been designated as Class III Board Members to serve for a term expiring at the 2018 annual meeting of shareholders or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of the Target Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by the Target Fund’s then-present Board.

For the Target Fund, Class I Board Members Hunter, Stockdale and Stone, nominees for election by holders of common shares, were last elected at the annual meeting of shareholders held on April 3, 2013. On February 4, 2016, Board Member Wolff, also a nominee for election by Target Fund shareholders, was appointed as a Board Member and designated as a Class I Board Member with respect to the Target Fund, effective February 15, 2016. Class II Board Members Adams, Kundert, Nelson and Toth were last elected at the Target Fund’s special meeting of shareholders held on August 5, 2014. Class III Board Members Evans and Schneider were last elected at the Target Fund’s annual meeting of shareholders held on March 26, 2015. On June 22, 2016, Board Members Cook and Moschner were appointed as Board Members and designated as Class III Board Members with respect to the Target Fund, effective July 1, 2016.

Other than Board Members Adams and Cook, each of the Board Members and Board Member nominees is not an “interested person,” as defined in the 1940 Act, of the Funds or of Nuveen Fund Advisors, the investment adviser to each Fund, and has never been an employee or director of Nuveen Investments, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect each Board Member of the Target Fund. Accordingly, the four nominees for election as Class I Board Members of the Target Fund who receive the most “FOR” votes will be elected. For purposes of determining the approval of the proposal to elect nominees, abstentions and broker non-votes will have no effect on the election of Board Members.

The Board of the Target Fund unanimously recommends that shareholders vote FOR the election of each Board Member identified in the table below designated as a Class I Board Member.

Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Target Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members who are not “interested persons” of the Funds

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1944	Chairman of the Board, Board Member	Term: Class III Board Member until 2018 Annual Meeting Length of Service: Since 1996, Chairman of the Board since July 1, 2013	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of Med-America Health System and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	184	None

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	Term: Class III Board Member until 2018 Annual Meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, The Gazette Company; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	184	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

Name, Address and Year of Birth	Position(s) Held with Target Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	Term: Class I Board Member until 2016 Annual Meeting Length of Service: Since 2003	Dean Emeritus (since 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and past President (2010-2014), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	184	Director (since 2004) of Xerox Corporation.

David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1942	Board Member	Term: Class II Board Member until 2017 Annual Meeting Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible; Member of the Board of Trustees, Milwaukee Repertory Theater.	184	None

Name, Address and Year of Birth	Position(s) Held with Target Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Albin F. Moschner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1952	Board Member	Term: Class III Board Member until 2018 Annual Meeting Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	184	Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Address and Year of Birth	Position(s) Held with Target Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1962	Board Member	Term: Class II Board Member until 2017 Annual Meeting Length of Service: Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of the Curran Center for Catholic American Studies (since 2009) and the President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	184	None

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	Term: Class I Board Member until 2016 Annual Meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	184	None

Name, Address and Year of Birth	Position(s) Held with Target Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	Term: Class I Board Member until 2016 Annual Meeting Length of Service: Since 2006	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	184	Director, CBOE Holdings, Inc. (since 2010).

Terence J. Toth(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1959	Board Member	Term: Class II Board Member until 2017 Annual Meeting Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); formerly, Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007), and Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and Chair of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	184	None

Name, Address and Year of Birth	Position(s) Held with Target Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Margaret L. Wolff c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1955	Board Member	Term: Class I Board Member until 2016 Annual Meeting Length of Service: Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of the John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	184	Member of the
Board of
Directors
(since 2013)
of Travelers
Insurance
Company of
Canada and
the Dominion
of Canada
General
Insurance
Company
(each, a part
of Travelers
Canada, the
Canadian
operation of
the Travelers
Companies,
					Inc.).
Board Members who are “interested persons” of the Funds
William Adams IV(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1955	Board Member	Term: Class II Board Member until 2017 Annual Meeting Length of Service: Since 2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (2010-2016); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	184	None

Name, Address and Year of Birth	Position(s) Held with Target Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Margo L. Cook(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1964	Board Member	Term: Class III Board Member until 2018 Annual Meeting Length of Service: Since 2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013–2015), of Nuveen Securities, LLC; formerly, Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	184	None

(1)	Length of time served indicates the year in which the individual became a Board Member of a fund in the Nuveen Fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	Each of Board Members Adams and Cook is an “interested person,” as defined in the 1940 Act, by reason of his/her respective position(s) with Nuveen Investments, Inc. and/or certain of its subsidiaries.

In order to create an appropriate identity of interests between Board Members and shareholders, the boards of directors/trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen complex.

Share Ownership

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in the Target Fund and in all Nuveen funds overseen by the Board Member as of December 31, 2015:

Dollar Range of Equity Securities

Name of Board Member	Target Fund	Family of Investment Companies(1)
Board Members who are not “interested persons” of the Funds
Jack B. Evans	None	over $100,000
William C. Hunter	None	over $100,000
David J. Kundert	None	over $100,000
Albin F. Moschner(2)	None	None
John K. Nelson	None	over $100,000
William J. Schneider	None	over $100,000
Judith M. Stockdale	None	over $100,000
Carole E. Stone	None	over $100,000
Terence J. Toth	None	over $100,000
Margaret L. Wolff(3)	None	None
Board Members who are “interested persons” of the Funds
William Adams IV	None	over $100,000
Margo L. Cook(2)	None	over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.
(2)	Ms. Cook and Mr. Moschner were appointed on June 22, 2016 to the Board effective July 1, 2016.
(3)	Ms. Wolff was appointed to the Board effective February 15, 2016.

No Independent Board Member or his or her immediate family member owns beneficially or of record any security of Nuveen Fund Advisors, NWQ, the Target Fund’s current sub-adviser effective August 1, 2016, Nuveen Investments or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, NWQ or Nuveen Investments.

As of December 31, 2015, Board Members and executive officers as a group beneficially owned approximately 1,700,000 shares of all funds managed by the Adviser (including shares held by the Board Members through the deferred compensation plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan), and each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of such Fund. As of December 31, 2015, the Board Members and officers of the Target Fund as a group beneficially owned less than 1% of the total outstanding common shares of the Target Fund. Information regarding beneficial owners of more than 5% of any class of shares of any Fund is provided under “General Information—Shareholders of the Target Fund and the Acquiring Fund.”

Compensation

Effective January 1, 2016, Independent Board Members receive a $170,000 annual retainer plus (1) a fee of $5,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (2) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (3) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (4) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (5) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (6) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (7) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Independent Chairman of the Board receives $80,000 and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance Committee, the Nominating and Governance Committee and the Closed-End Funds Committee receive $12,500 each as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Target Fund does not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Target Fund has no employees. The officers of the Target Fund and each Board Member of the Target Fund who is not an Independent Board Member serve without any compensation from the Target Fund.

The table below shows, for each Independent Board Member, the aggregate compensation paid by the Target Fund to the Board Member for its last fiscal year:

Aggregate Compensation from the Target Fund(1)(2)

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer(3)	Terence J. Toth
Target Fund	$917	$867	$800	$884	$869	$818	$880	$831	$899
Total Compensation from Nuveen Funds Paid to Board Members	$324,993	$302,125	$277,113	$303,750	$310,125	$284,860	$306,442	$278,625	$320,574

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are as follows:

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer(3)	Terence J. Toth
Target Fund	$86	$—	$800	$—	$869	$199	$423	$—	$357
(2)	Ms. Wolff was appointed on February 4, 2016 to the Board effective February 15, 2016. Mr. Moschner was appointed on June 22, 2016 to the Board effective July 1, 2016.
(3)	Ms. Stringer retired from the Board as of December 31, 2015.

Board Leadership Structure and Risk Oversight

The Board of the Target Fund oversees the operations and management of the Target Fund, including the duties performed for the Target Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the complex. The Board Members serve on each Nuveen-branded fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme that raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures, which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers. During the fiscal year ended December 31, 2015, the Board met 12 times.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the Board Members have elected William J. Schneider as the Independent Chairman of the Board. Specific responsibilities of the Chairman include (1) presiding at all meetings of the Board and of the shareholders; (2) seeing that all orders and resolutions of the Board Members are carried into effect; and (3) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Target Fund, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a fund’s operations. The Board has established six standing committees: the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board as necessary, is authorized to exercise all of the powers of the Board. As of July 1, 2016, the members of the Executive Committee are William J. Schneider, Chair; William Adams IV; and Terence J. Toth. During the fiscal year ended December 31, 2015, the Executive Committee did not meet.

Dividend Committee. The Dividend Committee is authorized to declare distributions on each Nuveen fund’s shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. As of July 1, 2016, the members of the Dividend Committee are William C. Hunter, Chair; Judith M. Stockdale; and Terence J. Toth. During the fiscal year ended December 31, 2015, the Dividend Committee met four times.

Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Funds and may review and evaluate any matters relating to any existing Closed-End Funds. The committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Nuveen funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. As of July 1, 2016, the members of the Closed-End Funds Committee are Carole E. Stone, Chair; William Adams IV; Jack B. Evans; Albin F. Moschner; John K. Nelson; William J. Schneider; and Terence J. Toth. During the fiscal year ended December 31, 2015, the Closed-End Funds Committee met four times.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Exchange Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards of the NYSE or NYSE MKT, as applicable, pertaining to closed-end funds. The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Target Fund, and the audits of the financial statements of the Target Fund; the quality and integrity of the financial statements of the Target Fund; the Target Fund’s compliance with legal and regulatory requirements relating to the Target Fund’s financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Target Fund and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Target Fund’s portfolio. Subject to the Board’s general oversight of such actions, the Audit Committee addresses any valuation issues, oversees the Target Fund’s pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Target Fund’s securities brought to its attention, and considers the risks to the Target Fund in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Target Fund in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Target Fund and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Target Fund’s financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. A copy of the Charter is attached as Appendix B to this Proxy Statement/Prospectus and is available at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. As of July 1, 2016, the members of the Audit Committee are Jack B. Evans Chair; David J. Kundert; John K. Nelson; Carole E. Stone; and Terence J. Toth, each of whom is an Independent Board Member of the Target Fund. During the fiscal year ended December 31, 2015, the Audit Committee met four times.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Target Fund that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Target Fund’s compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Target Fund arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Target Fund in adopting a particular approach or resolution compared to the anticipated benefits to the Target Fund and its shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Target Fund’s Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Target Fund’s and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Target Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Nuveen funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. As of July 1, 2016, the members of the Compliance Committee are John K. Nelson, Chair, William C. Hunter, Albin F. Moschner, Judith M. Stockdale and Margaret L. Wolff. During the fiscal year ended December 31, 2015, the Compliance Committee met five times.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Target Fund’s business.

In addition, the Nominating and Governance Committee, among other things makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation, including the compensation of the Independent Chairman of the Board. In the event of a vacancy on the Board, the

Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and the weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. However, all candidates must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Nuveen funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair; Jack B. Evans; William C. Hunter; David J. Kundert; Albin F. Moschner; John K. Nelson; Judith M. Stockdale; Carole E. Stone; Terence J. Toth; and Margaret L. Wolff. During the fiscal year ended December 31, 2015, the Nominating and Governance Committee met six times.

During the last fiscal year, each Board Member attended 75% or more of the Target Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Target Fund and the number of Board Members who attended the last annual meeting of shareholders of the Target Fund is posted on the Nuveen funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and will not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Nominees for Election as Class I Board Members

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a Director and past President of Beta Gamma Sigma, Inc., The International Business Honor Society. Mr. Hunter joined the Board in 2003.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the Boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science in Geography from the University of Durham (UK) and a Master of Forest Science from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone

Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2006.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Since 2013, she has been a Board member of Travelers Insurance Company of Canada and the Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Continuing Board Members

William Adams IV

Mr. Adams, an interested Board Member of the Target Fund, has been Co-Chief Executive Officer and Co-President of Nuveen Investments since March 2016, prior to which he had been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams is a member of the Senior Leadership Team of TIAA Global Asset Management (“TGAM”), as well as co-chair of Nuveen Investments’ Management and Operating Committees. He has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. He is Co-Chief Executive Officer, and was formerly Senior Executive Vice President of Nuveen Securities, LLC. Mr. Adams earned his Bachelor of Arts from Yale University and his Master of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago. Mr. Adams joined the Board in 2013.

Margo L. Cook

Ms. Cook, an interested Board Member of the Target Fund, has been Co-Chief Executive Officer and Co-President of Nuveen Investments since March 2016, prior to which she had been Senior Executive Vice President of Nuveen Investments since July 2015. Ms. Cook is a member of the Senior Leadership Team of TGAM, as well as co-chair of Nuveen Investments’ Management and Operating Committees. She is Senior Executive Vice President (since 2015) of Nuveen Fund Advisors, LLC and Co-Chief Executive Officer (since 2015) of Nuveen Securities, LLC. Since joining in 2008, she has held various leadership roles at Nuveen Investments, including as Head of Investment Services, responsible for investment-related efforts across the firm. Ms. Cook also serves on the Board of Nuveen Global Fund Investors. Before joining Nuveen Investments, she was the Global Head of Bear Stearns Asset Management’s institutional business. Prior to that, she spent over 20 years within BNY Mellon’s asset management business, including as Chief Investment Officer for Institutional Asset Management and Head of Institutional Fixed Income. Ms. Cook earned her Bachelor of Science degree in finance from the University of Rhode Island, her Executive MBA from Columbia University, and is a Chartered Financial Analyst. She serves as Vice Chair of the University of Rhode Island Foundation Board of Trustees, and Chair of the All Stars Project of Chicago Board. Ms. Cook joined the Board in 2016.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of The Gazette Company and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa. Mr. Evans joined the Board in 1999.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible and a Member of the Board of Trustees, Milwaukee Repertory Theater. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University. Mr. Kundert joined the Board in 2005.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Since 2012, Mr. Moschner has been a member of the Board of Directors of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he currently serves on the Advisory Boards of the Kellogg School of Management (since 1995) and the Archdiocese of Chicago Financial Council (since May 2012).

Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson

Mr. Nelson currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of the Curran Center for Catholic American Studies, and the President’s Council. He is also a member of the Economic Club of Chicago and was formerly a member of the Hyde Park Angels and a Trustee at St. Edmund Preparatory School in New York City. He is former chair of the Board of Trustees of Marian University (2011-2014). Mr. Nelson graduated and received his MBA from Fordham University. Mr. Nelson joined the Board in 2013.

William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Board of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Master of Public Administration from the University of Dayton. Mr. Schneider joined the Board in 1996.

Terence J. Toth

Mr. Toth is a Managing Partner of Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship (since 2005), Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and is Chair of its investment committee and previously served as a Director of LogicMark LLC (2012-2016). Mr. Toth graduated with a

Bachelor of Science from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Independent Chairman. William J. Schneider currently serves as the Independent Chairman of the Board. Specific responsibilities of the Chairman include (1) presiding at all meetings of the Board and of the shareholders; (2) seeing that all orders and resolutions of the Board Members are carried into effect; and (3) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Board Member Terms. Pursuant to the organizational documents of the Target Fund, the Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares and any outstanding preferred shares, if any, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified.  These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Target Fund. Officers receive no compensation from the Target Fund. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Target Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Gifford R. Zimmerman 333 West Wacker Drive Chicago, Illinois 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003) and Nuveen Investments Advisers, LLC (since 2002); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	185

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, Illinois 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC; Managing Director (since 2014) of Nuveen Fund Advisors, LLC.	83

Name, Address and Year of Birth	Position(s) Held with Target Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Lorna C. Ferguson 333 West Wacker Drive Chicago, Illinois 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	185

Stephen D. Foy 333 West Wacker Drive Chicago, Illinois 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	185

Nathaniel T. Jones 333 West Wacker Drive Chicago, Illinois 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Senior Vice President (since 2016), formerly, Vice President (2011-2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	184

Walter M. Kelly 333 West Wacker Drive Chicago, Illinois 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	185

David J. Lamb 333 West Wacker Drive Chicago, Illinois 60606 1963	Vice President	Term: Annual Length of Service: since 2015	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.	185

Tina M. Lazar 333 West Wacker Drive Chicago, Illinois 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	185

Name, Address and Year of Birth	Position(s) Held with Target Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Kevin J. McCarthy 333 West Wacker Drive Chicago, Illinois 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director and Assistant Secretary (2011-2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since March 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	185

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, Minnesota 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	185

Joel T. Slager 333 West Wacker Drive Chicago, Illinois 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	185

(1)	Length of time served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of July 1, 2016.

PROPOSAL NO. 2—MERGER OF THE TARGET FUND WITH AND INTO

A WHOLLY-OWNED SUBSIDIARY OF THE ACQUIRING FUND

A.	SYNOPSIS

The following is a summary of, and is qualified by reference to, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the Form of Agreement and Plan of Merger. As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Target Fund’s Board believes the proposed Merger is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Merger, and the Acquiring Trust’s Board believes the proposed Merger is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders would not be diluted as a result of the Merger. If the Merger is approved and completed, shareholders of the Target Fund, a closed-end investment company, will become shareholders of the Acquiring Fund, an open-end investment company and a series of the Acquiring Trust.

Shareholders should read the entire Proxy Statement/Prospectus carefully together with the Acquiring Fund’s Prospectus that accompanies this Proxy Statement/Prospectus, which is incorporated herein by reference. See “Comparison of the Funds” beginning on page 26 and “Comparative Expense Information” beginning on page 35 for a comparison of investment policies fees and expenses and other matters. This Proxy Statement/Prospectus constitutes an offering of Class A shares of the Acquiring Fund.

Background

Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) serves as the investment adviser to both the Target Fund and the Acquiring Fund. Tradewinds Global Investors, LLC (previously defined as “Tradewinds”), an affiliate of the Adviser, served as the sub-adviser to the Target Fund prior to August 1, 2016, and NWQ Investment Management Company, LLC (previously defined as “NWQ”), also an affiliate of the Adviser, currently serves as the sub-adviser to the Target Fund. NWQ has served as sub-adviser to the Acquiring Fund since the inception of the Fund. As part of an internal reorganization, the Adviser intends to wind down the operations of Tradewinds and is transferring a number of Tradewinds’ existing equity mandates to NWQ. With respect to the Target Fund, the Adviser recommended the following proposals: (1) the termination of Tradewinds as the sub-adviser to the Target Fund effective August 1, 2016, (2) the appointment of NWQ as the sub-adviser to the Target Fund as of August 1, 2016, pursuant to an interim agreement, and (3) the proposed merger of the Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund (previously defined as the “Target Fund Proposals”). In connection with the wind down of Tradewinds, the Adviser also recommended the appointment of NWQ as the sub-adviser to Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds Value Opportunities Fund as of August 1, 2016 and the reorganization of those mutual funds into the Acquiring Fund (collectively, with the Target Fund Proposals, the “Restructuring Proposals”). The Merger is not contingent on the other Restructuring Proposals. The Board received information regarding the Restructuring Proposals over several meetings and, at an in-person meeting held on May 24-26, 2016, the Board approved the Restructuring Proposals. Accordingly, NWQ assumed management of the Target Fund as of August 1, 2016 pursuant to an interim investment sub-advisory agreement as permitted by Rule 15a-4 under the 1940 Act.

NWQ serves as the sub-adviser to the Target Fund pursuant to an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) as permitted by Rule 15a-4 under the 1940 Act as of August 1, 2016. NWQ employs a similar investment strategy in the management of both Funds’ investment portfolios, and the same portfolio managers at NWQ have day-to-day portfolio management responsibility for both Funds. Following the Merger, the Acquiring Fund will continue to be advised by the Adviser and sub-advised by NWQ, and the Acquiring Fund’s current portfolio managers will continue as portfolio managers of the combined fund after the Merger.

NWQ was appointed as the Target Fund’s new sub-adviser effective as of August 1, 2016. In connection with the transition to NWQ, it is estimated that approximately 97% of the Target Fund’s investment portfolio will be sold. It is currently expected that approximately 40% of the Target Fund’s portfolio will be invested directly in portfolio securities consistent with NWQ’s then-current portfolio recommendations. It is anticipated that the balance of the portfolio of the Target Fund will be held in futures on global stock indices or other index-based instruments in order to maintain global equity market exposure while maintaining a high level of portfolio liquidity in anticipation of potential redemptions following the Merger. The Funds anticipate redemptions following the Merger because closed-end funds, particularly those trading at significant discounts to net asset value, typically experience redemptions following conversion to an open-end fund. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $505,000, or $0.03 per common share), based on average commission rates charged by transition managers, if such sales occurred on March 31, 2016. Capital gains from such portfolio sales, if any, are not expected to result in increased distributions of net capital gain or net investment income by the Target Fund due to available capital loss carryforwards. The Acquiring Fund is not expected to sell a material portion (less than 5% of net assets) of Target Fund assets as a result of the Merger.

Based on information provided by the Adviser, the Target Fund’s Board believes that the Merger may benefit Target Fund shareholders in a number of ways, including, among other things, the following:

•	the Merger affords Target Fund shareholders continued access to a global equity income strategy that is comparable to the existing mandate of the Target Fund in terms of fund investment policies;

•

the historical performance of the Acquiring Fund, on an absolute basis and relative to its benchmark, has generally been superior to the performance of the Target Fund and provides the opportunity for improved performance over time; and

•	Target Fund shareholders (as shareholders of the Acquiring Fund following the Merger) will be afforded ongoing liquidity at net asset value.

The Target Fund’s Board has determined that the Merger is in the best interests of the Target Fund and that the interests of existing shareholders will not be diluted as a result of the Merger.

The Merger

The Agreement and Plan of Merger (the “Agreement”) provides for the merger of the Target Fund with and into NNGEIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company and a wholly-owned subsidiary of the Acquiring Fund, with common shares of the Target

Fund being converted into newly issued Class A shares of the Acquiring Fund. As soon as practicable following the completion of the Merger, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law. As of the effective time of the Merger, each common share of the Target Fund outstanding immediately prior to the effective time shall be converted into Class A shares of the Acquiring Fund. The number of Class A shares that shareholders of the Target Fund receive will be based on the net asset value of the Target Fund relative to the net asset value of Class A shares of the Acquiring Fund. As of the effective time of the Merger, all right, title and interest in the assets of the Target Fund shall vest in the Merger Sub, and the Merger Sub shall be liable for all liabilities and obligations of the Target Fund.

The aggregate net asset value of Acquiring Fund Class A shares issued to each Target Fund shareholder in the Merger will equal, as of the Valuation Time (as defined in the Agreement), the aggregate net asset value of Target Fund common shares held by the shareholder of the Target Fund as of such time.

The Merger Sub has been formed for the sole purpose of consummating the Merger and the Merger Sub will not commence operations prior to the closing of the Merger, except as necessary to facilitate the Merger.

The Target Fund’s Board unanimously approved the Merger and the Agreement at an in-person meeting held on May 24-26, 2016. The Target Fund’s Board recommends that shareholders vote FOR approval of the Merger.

Material Federal Income Tax Consequences of the Merger

As a condition to closing, the Funds will receive an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Merger will qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that the Target Fund will recognize no gain or loss for federal income tax purposes as a direct result of the Merger. It is also expected that shareholders of the Target Fund who receive Acquiring Fund shares pursuant to the Merger will recognize no gain or loss for federal income tax purposes.

Prior to the closing of the Merger, the Target Fund will declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.

NWQ was appointed as the Target Fund’s new sub-adviser effective as of August 1, 2016. In connection with the transition to NWQ, it is estimated that approximately 97% of the Target Fund’s investment portfolio will be sold as soon as practicable following the effective date, whether or not the Merger is consummated. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $505,000, or $0.03 per common share, based on average commission rates normally charged by transition managers, if such sales occurred on March 31, 2016.

Capital gains from such portfolio sales are not expected to result in increased distributions of net capital gain or net investment income by the Target Fund due to available capital loss carryforwards. The Acquiring Fund is not expected to sell a material portion (less than 5% of net assets) of Target Fund assets as a result of the Merger.

For a more detailed discussion of the federal income tax consequences of the Merger, please see “B. Information About the Merger—Material Federal Income Tax Consequences” below.

Shareholder Approval

The Merger is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Target Fund’s outstanding common shares entitled to vote on the matter. Abstentions and broker non-votes will have the same effect as a vote against the approval of the Merger. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter.

Comparison of the Funds

Investment Objectives. The Funds have similar investment objectives. The Target Fund’s investment objective is to provide a high level of total return. The investment objective of the Acquiring Fund is to provide high current income and long-term capital appreciation. The investment objective of each Fund is a “fundamental” investment policy and cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. As defined in the 1940 Act, this phrase means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less.

Principal Investment Strategies. The Funds have similar principal investment strategies; however there are differences. The chart below summarizes the investment objectives and principal strategies of the Funds.

Target Fund	Acquiring Fund	Differences
Investment Objective: To provide a high level of total return.	Investment Objective: To provide a high current income and long-term capital appreciation.	Similar; the Acquiring Fund has a specific objective of income.

Target Fund	Acquiring Fund	Differences

Principal Strategy:

The Target Fund pursues its objective by investing primarily in a diversified global portfolio of value equity securities. The Target Fund invests at least 80% of its net assets, including assets attributable to any preferred shares that may be outstanding and the principal amount of any borrowings (“Managed Assets”) in equity securities. The Target Fund may invest in common stock and other equity securities, including, but not limited to, common stock, preferred stock, convertible securities, and securities of real estate investment trusts and master limited partnerships.

Principal Strategy:

The Acquiring Fund will generally focus its investments on income producing securities. Under normal market conditions, the Acquiring Fund will invest at least 80% of the sum of its net assets and the amount of borrowings for investment purposes in equity securities, including common stock and preferred securities, certain debt securities convertible into common stock and preferred securities, and other securities with equity characteristics.

Similar.

Diversification: The Target Fund is a diversified company under the 1940 Act.	Diversification: The Acquiring Fund is a diversified company under the 1940 Act.	Same.

Industry Concentration: The Target Fund may not invest more than 25% of its Managed Assets in issuers of a single industry.	Industry Concentration: The Acquiring Fund may not invest more than 25% of its net assets in issuers of a single industry	Same.

Target Fund	Acquiring Fund	Differences

Foreign Securities:

The Target Fund will invest at least 40% of its Managed Assets in non-U.S. companies.

The Target Fund will invest no more than (a) 75% of its Managed Assets in non-U.S. companies; (b) 30% of its Managed Assets in companies located in emerging markets; and (c) 30% of its Managed Assets in securities of companies in a single non-U.S. country.

Foreign Securities:

The Acquiring Fund may invest in securities of issuers located anywhere in the world. Under normal conditions, the Acquiring Fund will invest at least 40% of its net assets in non-U.S. securities and will invest in securities of companies representing at least three different countries (one of which may be the United States). The Acquiring Fund may invest up to 20% of its net assets in companies located in emerging markets.

The Target Fund has a maximum exposure to non- U.S. issuers and a maximum exposure to issuers in a single non-U.S. country. The Acquiring Fund does not have comparable limits.

Market Capitalizations: No stated policy.	Market Capitalization: The Acquiring Fund may invest in securities of any market capitalization, including small- and mid-capitalization companies.	Both Funds can invest in companies of any market capitalization.

Options Strategy: The Target Fund may write covered call options on up to 35% of its equity portfolio. The Target Fund expects to primarily write covered call options on individual securities.	Options Strategy: The Acquiring Fund may write covered call options in order to generate additional income.	The Target Fund has a stated limit; the Acquiring Fund does not.

Debt Securities:

The Target Fund may invest up to 10% of its Managed Assets in debt securities including below-investment-grade debt securities, commonly referred to as “high yield” securities or “junk” bonds, and unrated securities of comparable quality.

Debt Securities:

Up to 20% of the Acquiring Fund’s net assets may be invested in debt securities, including corporate debt securities and U.S. government and agency debt securities. The Acquiring Fund may invest up to 10% of its net assets in below-investment-grade debt securities, commonly referred to as “high yield” securities or “junk” bonds.

The Acquiring Fund may invest to a greater degree in debt securities.

Target Fund	Acquiring Fund	Differences

Other Investment Companies:

The Target Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Target Fund may invest directly.

Other Investment Companies:

The Acquiring Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Acquiring Fund may invest directly.

Substantially the same.

Other/Derivatives:

The Target Fund may use a variety of other investment techniques, such as derivatives and structured notes, to seek exposure to particular securities, markets or regions, to seek total return and to protect against declines in portfolio value due to the Target Fund’s exposure to movements in the equity or debt markets, and to seek exposure to non-U.S. currencies.

Other/Derivatives:

The Acquiring Fund may utilize derivatives, including currency options, currency futures and options on such futures, and currency forwards. The Acquiring Fund may use these derivatives to manage market or business risk, enhance the Acquiring Fund’s return, or hedge against adverse movements in currency rates.

Similar, although the Target Fund is generally permitted to use a broader range of derivatives and other investment techniques than the Acquiring Fund in pursuit of its investment objective.

Fundamental Investment Restrictions. Each Fund has adopted certain investment restrictions that are “fundamental,” meaning such investment restrictions cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. As defined in the 1940 Act, this phrase means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less. The fundamental investment restrictions of the Funds, which are substantially similar, are set forth in Appendix C to this Proxy Statement/Prospectus.

Additional Information Regarding Principal Investment Strategies. NWQ employs a rigorous, bottom-up research-focused investment process that seeks to identify undervalued companies with positive risk/reward characteristics it believes will be present over an extended time, regardless of interim fluctuations. The sub-adviser may choose to sell securities or reduce positions if it feels that a company no longer possesses favorable risk/reward characteristics, attractive valuations or a catalyst, or if a company suspends or is projected to suspend its dividend or interest payments.

While the principal investment strategies of the Funds are similar, the Acquiring Fund’s portfolio has historically been characterized by companies with higher market capitalizations, less concentrated positions and less exposure to emerging market countries than the Target Fund. The Acquiring Fund currently does not hedge its currency exposure while the Target Fund hedges its currency exposure.

In evaluating the Merger, each Target Fund shareholder should consider the risks of investing in the Acquiring Fund. The principal risks of investing in the Acquiring Fund are described in the section below entitled “Comparative Risk Information.”

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance. The Funds’ portfolio turnover rates for the most recent fiscal years are set forth below.

Fund	Fiscal Year Ended	Rate
Target Fund	12/31/15	99%
Acquiring Fund	06/30/15	27%

NWQ was appointed as the Target Fund’s new sub-adviser effective as of August 1, 2016. The portfolio turnover of the Target Fund is expected to be higher in the current fiscal period due to the repositioning in connection with the transition to NWQ.

Investment Adviser and Sub-Adviser. Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (previously defined as “Nuveen” or “Nuveen Investments”). Nuveen is an operating division of TIAA Global Asset Management (“TGAM”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”). As of June 30, 2016, The Adviser managed approximately $130.3 billion in assets.

Nuveen Fund Advisors has selected its affiliate, NWQ Investment Management Company, LLC (previously defined as “NWQ”), located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067, to serve as the sub-adviser to the Acquiring Fund and, effective August 1, 2016, as the sub-adviser to the Target Fund. NWQ manages the investment of each Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. NWQ will continue to serve as the sub-adviser to the Acquiring Fund following the Merger.

James T. Stephenson, CFA, is a Managing Director, Portfolio Manager and Equity Analyst at NWQ. Prior to joining NWQ in 2006, Mr. Stephenson spent seven years at Bel Air Investment Advisors, LLC, a State Street Global Advisors Company, where he was a Managing Director and Partner. Most recently, Mr. Stephenson was Chairman of Bel Air’s Equity Policy Committee and the Portfolio Manager for the firm’s Large Cap Core and Select strategies. Previous to this, he spent five years as an Analyst and Portfolio Manager at ARCO Investment Management Company. Prior to that, he was an Equity Analyst at Trust Company of the West. Mr. Stephenson assumed portfolio management responsibility for the Acquiring Fund in March 2012 and assumed portfolio management responsibility for the Target Fund effective August 1, 2016. Mr. Stephenson will continue to serve as a portfolio manager for the Acquiring Fund upon completion of the Merger.

Thomas J. Ray, CFA, is a Managing Director, Head of Fixed Income and Portfolio Manager at NWQ. Prior to joining NWQ in 2015, he served as Chief Investment Officer, President and founding member of Inflective Asset Management, a boutique investment firm specializing in convertible securities, from 2001 to 2011. From 2011 until joining NWQ in 2015, Mr. Ray was a private investor. Prior to founding Inflective, Mr. Ray served as portfolio manager at Transamerica Investment Management. Mr. Ray assumed portfolio management responsibility for the Acquiring Fund on February 2, 2016 and assumed portfolio management responsibility for the Target Fund effective August 1, 2016. Mr. Ray will continue to serve as a portfolio manager for the Acquiring Fund upon completion of the Merger.

For a complete description of the advisory services provided to the Acquiring Fund, see the section of the Acquiring Fund’s Prospectus entitled “Who Manages the Funds” and the sections of the Acquiring Fund’s Statement of Additional Information entitled “Investment Adviser” and “Sub-Advisers.” Additional information about the compensation structure of the Funds’ portfolio managers, other accounts managed by the Funds’ portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the Merger SAI under the heading “Other Information—Additional Information About the Funds—Portfolio Managers.”

Advisory and Other Fees. Pursuant to investment management agreements between Nuveen Fund Advisors and the Target Fund and Nuveen Fund Advisors and the Acquiring Trust, on behalf of the Acquiring Fund, each Fund pays Nuveen Fund Advisors a fund-level fee, payable monthly, at the annual rates set forth below:

Target Fund Management Fee
Average Daily Managed Assets(1)	Fund-Level Fee Rate
For the first $500 million	0.8000%
For the next $500 million	0.7750%
For the next $500 million	0.7500%
For the next $500 million	0.7250%
For managed assets over $2 billion	0.7000%

(1)	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred shares and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011.

Acquiring Fund Management Fee
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375%
For the next $250 million	0.5250%
For the next $500 million	0.5125%
For the next $1 billion	0.5000%
For net assets over $2 billion	0.4750%

In addition to the fund-level fee, each Fund pays a complex-level fee. The maximum complex level fee is 0.20% of the Fund’s average daily managed assets (in the case of the Target Fund) or average daily net assets (in the case of the Acquiring Fund), based upon complex-level “eligible assets” of $55 billion. Therefore, the maximum management fee rate for each Fund is the fund-level fee rate plus 0.20%. As complex-level eligible assets increase, the complex-level fee rate decreases pursuant to a breakpoint schedule. Each Fund’s complex-level fee rate is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred shares and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2015, the complex-level fee rate was 0.1639%.

Information regarding the considerations by the Target Fund’s Board with respect to the approval of the investment management agreement for the Target Fund is available in the Fund’s Semi-Annual Report for the six-month period ended June 30, 2015. Information regarding the considerations by the Acquiring Trust’s Board with respect to the approval of the investment management agreement for the Acquiring Fund is available in the Fund’s Annual Report for the fiscal year ended June 30, 2015.

For the Target Fund’s fiscal year ended December 31, 2015 and for the Acquiring Fund’s fiscal year ended June 30, 2015, each Fund paid its investment adviser the following management fees (net of any fee waivers and expense reimbursements) as a percentage of average net assets:

	Management Fee Rate
Target Fund	0.96%
Acquiring Fund	0.00	%(1)

(1)	Nuveen Fund Advisors waived fees and reimbursed expenses in excess of management fees due.

Board Members and Officers. The management of each Fund, including general oversight of the duties performed by Nuveen Fund Advisors under the investment management agreement for each Fund, is the responsibility of its respective Board of Trustees.

The same individuals serve on the Board of the Target Fund and the Board of the Acquiring Trust. As of the date of this Proxy Statement/Prospectus, there are twelve members of each Fund’s Board, two of whom are “interested persons” (as defined in the 1940 Act) and ten of whom are not interested persons (the “Independent Board Members”). Pursuant to the Target Fund’s by-laws, the Target Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year; provided, however, that holders of preferred shares, if any, are entitled as a class to elect two trustees of the Target Fund at all times. The staggered board structure could delay for up to two years the election of a majority of the Board of the Target Fund. In contrast, the declaration of trust of the Acquiring Trust provides that the Acquiring Trust’s Board may set the terms of office of the trustees, and may make their terms of unlimited duration. The names and business addresses of the Board Members of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Proposal No. 1—The Election of Board Members—Board Nominees/Board Members.”

With the exception of Cedric H. Antosiewicz, a Vice President of the Target Fund, each of the officers of the Target Fund described under “Proposal No. 1—The Election of Board Members—The Officers” is also an officer of and holds the same title with the Acquiring Fund. In addition, Jeffery M. Wilson serves as a Vice President of the Acquiring Fund. The following table sets forth information with respect to Mr. Wilson. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified. Mr. Wilson is not an officer of the Target Fund.

Name, Address and Year of Birth	Position(s) Held with Acquiring Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Jeffery M. Wilson 333 West Wacker Drive Chicago, Illinois 60606 1956	Vice President	Term: Annual Length of Service: Since 2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	102

(1)	Length of time served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of August 1, 2016.

Purchase, Redemption and Exchange of Shares. The common shares of the Target Fund, a closed-end fund, are listed for trading on the NYSE, where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be greater than (premium) or less than (discount) net asset value.

The Acquiring Fund, an open-end fund, continuously offers new shares and offers four classes of shares: Class A shares, Class C shares, Class R3 shares and Class I shares. You may purchase, redeem or exchange shares of the Acquiring Fund on any business day, which is any day the NYSE is open for business. You may purchase, redeem or exchange shares of the Acquiring Fund through a financial adviser or other financial intermediary or directly from such Fund. No initial sales charge or contingent deferred sales charges will be imposed on the Class A shares of the Acquiring Fund received in connection with the Merger. Any purchases of any class of shares made after the Merger will be subject to the standard fee structure applicable to such class. The Acquiring Fund’s initial and subsequent investment minimums for Class A shares generally are set forth in the following table, although the Fund may reduce or waive the minimums in some cases. The Acquiring Fund will waive the initial investment minimum for Target Fund shareholders who receive Class A shares in the Merger.

Class A
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•    $2,500 for Traditional/Roth IRA accounts.

•    $2,000 for Coverdell Education Savings Accounts.

•    $250 for accounts opened through fee-based programs.

•    No minimum for retirement plans.

Minimum Additional Investment	$100

For a complete description of purchase, redemption and exchange options, see the section of the Acquiring Fund’s Prospectus entitled “How You Can Buy and Sell Shares,” and “General Information,” and the section of the Acquiring Fund’s Statement of Additional Information entitled “Purchase and Redemption of Fund Shares.”

Distributions. The Target Fund has adopted a managed distribution program under which the Target Fund declares and pays quarterly distributions to its common shareholders. The goal of the Target Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

If the total return of the Target Fund’s overall strategy is less than the distribution rate for an extended period of time, the Target Fund will effectively be drawing upon its net asset value to meet payments prescribed by its managed distribution program. For federal income tax purposes, such distributions by the Target Fund may consist in part of a non-taxable return of capital to common shareholders. A return of capital distribution reduces a shareholder’s tax basis in his or her common shares. To the extent the distribution exceeds a shareholder’s basis, the distribution is treated as capital gain for shareholders who hold their shares as capital assets. Target Fund shareholders should not confuse a return of capital distribution with “dividend yield” or “total return.”

The Acquiring Fund normally declares and pays dividends from net investment income, if any, quarterly. Its capital gains are distributed at least once a year.

With respect to both Funds, the tax character of dividends and distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares. Dividends and distributions (other than any portion constituting a non-taxable return of capital) are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Acquiring Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Acquiring Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Further Information. Additional information concerning the Target Fund and the Acquiring Fund is contained in this Proxy Statement/Prospectus, and additional information regarding the Acquiring Fund is contained in the Acquiring Fund’s Prospectus, which accompanies this Proxy Statement/Prospectus. The cover page of this Proxy Statement/Prospectus describes how you may obtain further information.

Comparative Expense Information

The tables below provide information about the fees and expenses attributable to common shares of the Target Fund and Class A shares of the Acquiring Fund and the pro forma fees and expenses of Class A shares of the combined fund following the Merger. The tables also show the pro forma fees and expenses of Class A shares of the combined fund following both the Merger and the subsequent reorganization of each of Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds Value Opportunities Fund into the Acquiring Fund (the “Subsequent Reorganizations”). The Merger and the Subsequent Reorganizations are not contingent. There is no assurance that the Subsequent Reorganizations will be consummated. Annual fund operating expenses reflect the fees in effect for the Target Fund for its fiscal year ended December 31, 2015 and for the Acquiring Fund for its fiscal year ended June 30, 2015. The pro forma fees and expenses are based on the amounts shown in the table for each Fund, and assume the Merger and the Subsequent Reorganizations, as applicable, occurred as of June 30, 2015.

Shareholder Fees

(fees paid directly from your investment)

	Target Fund Common Shares	Acquiring Fund Class A Shares		Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger Only)		Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger and Subsequent Reorganizations)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	5.75	%(1)	5.75	%(1)	5.75	%(1)
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	N/A	None		None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	None		None		None
Exchange Fees	N/A	None		None		None
Annual Low Balance Account fee (for accounts under $1,000)	N/A	$15(2)		$15(2)		$15(2)

(1)	No sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with the Merger.
(2)	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) and Uniform Gifts to Minors Act (UGMA).

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the net asset value of your investment)

	Target Fund		Acquiring Fund		Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger Only)(1)		Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger and Subsequent Reorganizations)(1)
Management Fees	0.96%		0.71	%(2)	0.71	%(2)	0.69	%(2)
Distribution and Service (12b-1) Fees	N/A		0.25%		0.25%		0.25%
Other Expenses	0.13	%(3)	5.93	%(3)	0.23%		0.23%

Total Annual Fund Operating Expenses	1.09%		6.89%		1.19%		1.17%
Fee Waivers and/or Expense Reimbursements	N/A		(5.78	)%(4)	(0.08	)%(4)	(0.06	)%(4)

Total Annual Fund Operating Expenses—After Fee Waivers and/or Expense Reimbursements	1.09%		1.11%		1.11%		1.11%

(1)	Pro forma expenses reflect an estimated reduction in the average net assets of the Target Fund for the 12 months ended June 30, 2015 of $171,463,684 as a result of potential redemptions following the Merger. Pro forma expenses do not include the expenses to be borne by the common shareholders of the Target Fund in connection with the Merger, which are estimated to be $585,000 (0.22% based on average net assets applicable to common shares of the Target Fund for the 12 months ended December 31, 2015). It is anticipated that Nuveen Fund Advisors or an affiliate will reimburse all Subsequent Reorganization costs.
(2)	Management fees of the Acquiring Fund and the Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger Only) and Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger and Subsequent Reorganizations) have been restated to reflect the Acquiring Fund fee schedule that went in effect as of June 1, 2016.
(3)	Other Expenses are estimated based on actual expenses from the prior fiscal year.
(4)	Fee waivers and/or expense reimbursements of the Acquiring Fund and the Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger Only) and Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger and Subsequent Reorganizations) have been restated to reflect the agreement that went in effect as of June 1, 2016. The Adviser has agreed to waive fees and/or reimburse expenses through October 31, 2017 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% of the average daily net assets of any class of the Acquiring Fund’s shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Acquiring Trust Board.

Examples

The examples below are intended to help you compare the cost of investing in each Fund, the pro forma cost of investing in the combined fund following the Merger. The examples also show the pro forma cost of investing in the combined fund following the Merger and the Subsequent Reorganizations. The examples assume you invest $10,000 in a Fund for the time periods indicated (based on information in the tables above). The examples also assume that your investment has a 5% return each year, that a Fund’s operating expenses remain at the level shown in the table above and that the contractual fee waivers currently in place are not renewed beyond the periods stated in the table above. Fee waivers and expense reimbursements, where applicable, are taken into account for the periods beginning November 1, 2016. The first example below assumes that you sell your shares at the end of a period.

The second example below assumes that you do not sell your shares at the end of a period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Estimated Costs Assuming You Sold Your Shares at the End of the Period

	Target Fund Common Shares	Acquiring Fund Class A Shares(1)	Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger Only)(1)	Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger and Subsequent Reorganizations)(1)
1 Year	$111	$682	$682	$682
3 Years	$347	$2,006	$924	$920
5 Years	$601	$3,280	$1,184	$1,176
10 Years	$1,329	$6,261	$1,929	$1,909

(1)	The example above reflects the imposition of the maximum sales charge (load) imposed on purchases of Acquiring Fund Class A shares. However, no sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with the Merger. Based on the assumptions described above, and removing the effect of the sales charge, your costs would be:

	Target Fund Common Shares	Acquiring Fund Class A Shares	Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger Only)	Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger and Subsequent Reorganizations)
1 Year	$111	$113	$113	$113
3 Years	$347	$1,518	$370	$366
5 Years	$601	$2,870	$647	$638
10 Years	$1,329	$6,033	$1,436	$1,415

Estimated Costs Assuming You Did Not Sell Your Shares at the End of the Period

	Target Fund Common Shares	Acquiring Fund Class A Shares(1)	Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger Only)(1)	Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger and Subsequent Reorganizations)(1)
1 Year	$111	$682	$682	$682
3 Years	$347	$2,006	$924	$920
5 Years	$601	$3,280	$1,184	$1,176
10 Years	$1,329	$6,261	$1,929	$1,909

(1)	The example above reflects the imposition of the maximum sales charge (load) imposed on purchases of Acquiring Fund Class A shares. However, no sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with the Merger. Based on the assumptions described above, and removing the effect of the sales charge, your costs would be:

	Target Fund Common Shares	Acquiring Fund Class A Shares	Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger Only)	Nuveen NWQ Global Equity Income Fund Class A Shares Pro Forma (Merger and Subsequent Reorganizations)
1 Year	$111	$113	$113	$113
3 Years	$347	$1,518	$370	$366
5 Years	$601	$2,870	$647	$638
10 Years	$1,329	$6,033	$1,436	$1,415

The Adviser has historically agreed to cap the total annual fund expenses of the Acquiring Fund at a specified level. Effective June 1, 2016, the Adviser agreed to waive fees and/or reimburse expenses through October 31, 2017 so that the Acquiring Fund’s total expense ratio (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) does not exceed 0.90% of the average daily net assets of any class of Acquiring Fund shares. As a result, while the cap is in place, the total annual net expense ratio of Class A shares of the Acquiring Fund following the Merger, after taking the current expense cap into account, is expected to be 2 basis points (0.02%) higher than the total annual expense ratio of the Target Fund for its fiscal year ended December 31, 2015.

Comparative Risk Information

Because the Funds have similar investment objectives and principal investment strategies, the principal risks of investing in each Fund are similar. Because of these and other risks, you should consider an investment in the Acquiring Fund to be a long-term investment. An investment in the Acquiring Fund may not be appropriate for all shareholders. For a complete description of the risks of an investment in the Acquiring Fund, see the section in the Acquiring Fund’s Prospectus entitled “Principal Risks.”

The value of your investment in the Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in a Fund, listed alphabetically, include the following:

Bond Market Liquidity Risk—Dealer inventories of bonds, which provide an indication of the ability of financial intermediaries to “make markets” in those bonds, are at or near historic lows in relation to market size. This reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Call Risk—If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.

Convertible Security Risk—The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.

Covered Call Risk—Covered call risk is the risk that the Fund, as a writer of covered call options, will forgo during an option’s life the opportunity to profit from increases in the market value of the security covering the call option.

Credit Risk—Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio. To the extent the Fund uses derivative instruments for hedging foreign currency exposure, there is no assurance that the Fund’s currency exposure will be completely eliminated.

Cybersecurity Risk—Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry or sector of the market.

High-Yield Securities Risk—High-yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Preferred Security Risk—Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having limited liquidity, changing tax treatments and possibly being in heavily regulated industries.

Smaller Company Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Valuation Risk—The debt securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades.

Value Stock Risk—The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

As a closed-end fund, an investment in the Target Fund is also subject to the following risk. An investment in the Acquiring Fund, an open-end fund, is not subject to this risk.

Market Discount from Net Asset Value—The market price of shares of closed-end funds may fluctuate and during certain periods trade at prices lower than net asset value. The Target Fund cannot predict whether its common shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that the Target Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Target Fund’s net asset value than at the time of purchase, assuming a stable net asset value. The common shares are designed primarily for long-term investors, and you should not view the Target Fund as a vehicle for trading purposes.

Comparative Performance Information

The total returns of the Funds for the periods ended December 31, 2015, based on historical fees and expenses for each period, are set forth in the bar charts and tables below.

The following bar charts and tables provide some indication of the potential risks of investing in each Fund. The Target Fund’s performance information reflects that Fund’s performance prior to the sub-adviser change on August 1, 2016. The Acquiring Fund’s performance information prior to December 13, 2013 reflects that Fund’s performance using investment strategies that differed significantly from those currently in place. Each Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar charts below show the variability of each Fund’s performance from year to year for the Target Fund’s common shares, on both a net asset value and share price basis, and for the Acquiring Fund’s Class A shares. The bar chart and highest/lowest quarterly and year-to-date returns for the Acquiring Fund that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

The tables below show the variability of each Fund’s average annual total returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns for the Acquiring Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-advantaged accounts, such as IRAs or employer-sponsored retirement plans. For the Target Fund, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns on a net asset value basis are net of Target Fund expenses, and assume reinvestment of distributions. Share price returns assume reinvestment of distributions. Indexes are not available for direct investment.

Both the bar charts and the tables assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Target Fund—Common Shares Annual Total Return

Net Asset Value

Share Price

During the periods shown in the bar chart, the Target Fund’s common shares’ highest and lowest calendar quarter returns were 24.76% and -14.69%, respectively, on a net asset value basis and 34.64% and -27.07%, respectively, on a share price basis for the quarters ended June 30, 2009 and September 30, 2008. The Target Fund’s common shares’ calendar year-to-date return through June 30, 2016 was 2.43% on a net asset value basis and 11.34% on a share price basis.

Acquiring Fund—Class A Annual Total Return

During the periods shown in the bar chart, the Acquiring Fund’s Class A shares highest and lowest calendar quarter returns were 11.96% and -16.52%, respectively, for the quarters ended March 31, 2012 and September 30, 2011. The Acquiring Fund’s Class A shares calendar year-to-date return on a net asset value basis through June 30, 2016 was -2.05%.

	Average Annual Total Returns for the Periods Ended December 31, 2015
Target Fund	1 Year	5 Years	Since Inception (07/24/06)
Common Shares (net asset value basis)	-9.26%	-2.64%	3.16%
Common Shares (share price basis)	-8.61%	-4.26%	2.08%
MSCI All Country World Index(1) (reflects no deduction for fees, expenses or taxes)	-2.36%	6.09%	4.58%
Lipper Global Funds Category Average(2) (reflects no deduction for taxes)	-5.57%	3.93%	3.35%

(1)	A free float-adjusted market capitalization weighted index designed to track the equity market performance of both developed markets and emerging markets.
(2)	Represents the average annualized returns for all reporting funds in the Lipper Global Funds Category.

	Average Annual Total Returns for the Periods Ended December 31, 2015
Acquiring Fund	1 Year	5 Years	Since Inception (09/15/09)
Class A (return before taxes)	-5.25%	6.75%	8.49%
Class A (return after taxes on distributions)	-5.92%	5.47%	7.18%
Class A (return after taxes on distributions and sale of fund shares)	-2.42%	5.17%	6.57%
MSCI World Index(1) (reflects no deduction for fees, expenses or taxes)	-0.87%	7.59%	8.69%
Lipper Global Equity Income Funds Category Average(2) (reflects no deduction for taxes or sales loads)	-3.48%	5.62%	6.98%

(1)	A free float-adjusted market capitalization weighted index designed to track the equity market performance of developed markets.
(2)	Represents the average annualized returns for all reporting funds in the Lipper Global Equity Income Funds Category.

Comparison of Fund Structures

As a result of the Merger, common shareholders of the Target Fund, a closed-end investment company, will become holders of Class A shares of the Acquiring Fund, an open-end investment company (commonly referred to as a “mutual fund”).

Common shares of closed-end funds, such as the Target Fund, are generally listed for trading on a securities exchange, such as the NYSE, where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be greater than (premium) or less than (discount) net asset value. Closed-end funds typically do not engage in a continuous offering of new shares, and the common shares of closed-end funds are not redeemable. As a result, closed-end funds operate with a relatively fixed capitalization.

The following tables show for the periods indicated: (1) the high and low sales prices for common shares of the Target Fund reported as of the end of the day on the corresponding stock exchange of the Target Fund, (2) the high and low net asset values of the common shares, and (3) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

	Target Fund
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
June 2016	$12.13	$10.63	$12.52	$11.48	(3.11)%	(9.31)%
March 2016	$10.97	$9.42	$12.17	$10.54	(7.43)%	(13.58)%
December 2015	$11.26	$10.17	$13.06	$11.91	(10.12)%	(16.48)%
September 2015	$12.45	$9.99	$14.22	$11.74	(11.89)%	(16.74)%
June 2015	$13.82	$12.42	$15.56	$14.12	(10.43)%	(13.84)%
March 2015	$13.25	$12.29	$15.07	$13.95	(10.77)%	(13.38)%
December 2014	$13.32	$12.00	$15.09	$13.70	(8.85)%	(13.75)%
September 2014	$14.84	$13.36	$16.13	$15.09	(7.48)%	(11.86)%
June 2014	$14.80	$13.08	$16.41	$14.88	(7.56)%	(13.29)%
March 2014	$13.35	$12.29	$15.26	$14.06	(11.03)%	(13.69)%
December 2013	$13.78	$12.77	$15.76	$14.67	(10.88)%	(13.78)%
September 2013	$13.27	$12.32	$15.13	$13.80	(6.56)%	(13.36)%
June 2013	$14.50	$12.03	$15.49	$13.67	(5.11)%	(12.00)%
March 2013	$15.48	$14.14	$16.67	$15.48	(4.58)%	(9.71)%

On August 4, 2016, the closing sale price of the Target Fund’s common shares was $11.88. This price represents a discount to net asset value of (2.62)%.

In contrast, open-end funds, such as the Acquiring Fund, engage in a continuous offering of new shares. Shares of open-end funds are not listed for trading on a securities exchange but rather can be purchased and sold (redeemed) directly from the fund, or through financial intermediaries, at net asset value, less any applicable charges.

If the Merger is completed, Target Fund common shareholders who become holders of Class A shares of the Acquiring Fund who wish to realize the net asset value of their shares will be able to do so by redeeming their Acquiring Fund shares at net asset value. If Proposal No. 2 is approved by Target Fund shareholders, the discount may be reduced before the date of the Merger to the extent purchasers of shares in the open market are willing to accept less of a discount in anticipation of the completion of the Merger. The trading discount of the Target Fund’s common shares declined to an average of (4.64)% during the week following the May 16, 2016 announcement of the proposed Merger from an average of (12.37)% during the 12 months leading up to the announcement.

Below are more detailed descriptions of the legal and practical differences between closed-end funds and open-end funds.

Redemption Right. Unlike the shares of closed-end funds, shares of open-end funds are redeemable securities. Shareholders of open-end funds have the right to surrender their shares to the fund and receive an amount equal to the then-current net asset value of the share, less any applicable charges. Most open-end funds, including the Acquiring Fund, also continuously offer new shares to investors based on the net asset value of the shares at the time of purchase.

Acquisition and Disposition of Shares. Investors pay brokerage commissions in connection with the purchase and sale of common shares of closed-end funds, such as the Target Fund, on a securities exchange. Investors wishing to acquire shares of an open-end fund, such as the Acquiring Fund, are typically able to purchase shares either through a financial adviser or other financial intermediary or directly from the fund.

If the Merger is completed, shareholders wishing to realize the value of their Acquiring Fund shares may do so by redeeming those shares at net asset value, less any applicable charges. The Acquiring Fund generally pays redemption proceeds in cash. However, if the Acquiring Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, the Acquiring Fund may pay all or a portion of your redemption proceeds in-kind, i.e., in securities or other Acquiring Fund assets. In-kind redemptions are taxable to shareholders for federal income tax purposes in the same manner as cash redemptions. Although it is unlikely that Acquiring Fund shares would be redeemed in-kind, a shareholder would probably have to pay brokerage costs to sell the securities or other assets distributed to him or her, and possibly taxes on any capital gains from that sale if the securities or other assets have appreciated in value since the time of the distribution. Until they are sold, any securities or other assets distributed as part of a redemption in-kind may be subject to market risk.

Determination of Net Asset Value. SEC regulations generally require open-end funds to value their assets at least once on each business day in order to determine the current net asset value at which shares may be redeemed by shareholders or purchased by investors. The net asset value of most open-end funds is published daily by leading financial publications. Similarly, although not required to do so, closed-end funds generally value their assets at least once on each business day in order to determine net asset value.

The net asset value per share of both the Target Fund and the Acquiring Fund is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Each Fund’s latest net asset value per share is available on the Funds’ website at www.nuveen.com. Net asset value is calculated for the Target Fund and each class of the Acquiring Fund by taking the value of the Fund’s or class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the applicable Fund’s Board or its delegate.

Fees and Expenses. Unlike the common shares of closed-end funds, certain open-end fund share classes may be subject to a front-end or contingent deferred sales charge. In addition, an open-end fund is permitted to finance the distribution of its shares by adopting a plan under Rule 12b-1 under the 1940 Act, subject to shareholder approval. The Acquiring Fund has adopted a distribution and service plan under Rule 12b-1, under which holders of Class A shares are subject to an ongoing annual service fee of 25 basis points (0.25%). For a complete description of this arrangement, see the section of the Acquiring Fund’s Prospectus entitled “What Share Classes We Offer” and the section of the Acquiring Fund’s Statement of Additional Information entitled “Distribution and Service Plan.”

Portfolio Management. Unlike open-end funds, closed-end funds are not subject to pressures to sell portfolio securities at disadvantageous times in order to meet shareholder redemption requests. Most open-end funds maintain adequate reserves of cash or cash equivalents to meet net redemptions as they arise. Because closed-end funds do not have to meet redemption requests, their cash reserves can be substantial or minimal, depending primarily on management’s perception of market conditions and on decisions to use fund assets for other purposes, such as to repurchase shares as part of a repurchase program. The larger reserves of cash or cash equivalents required to operate prudently as an open-end fund when net redemptions are anticipated could reduce the Fund’s investment flexibility and the scope of its investment opportunities.

Illiquid Securities. Open-end funds are subject to an SEC guideline prohibiting them from investing more than 15% of their net assets in illiquid securities, and the Acquiring Fund is subject to a non-fundamental investment policy prohibiting it from investing more than 15% of its net assets in illiquid securities. Although closed-end funds in general are not subject to this requirement, the Target Fund is also subject to a non-fundamental investment policy prohibiting it from investing more than 15% of its Managed Assets in illiquid securities.

Borrowings and Senior Securities. The 1940 Act prohibits a closed-end fund from issuing any “senior security” that represents indebtedness (i.e., bonds, debentures, notes and other similar securities) unless immediately after such issuance the fund will have asset coverage of at least 300%, and the 1940 Act prohibits a closed-end fund from issuing any “senior security” that is stock (e.g., preferred shares) unless immediately after such issuance the fund will have asset coverage of at least 200%. The 1940 Act prohibits an open-end fund from issuing any class of “senior security,” except that an open-end fund may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings. Neither the Target Fund nor the Acquiring Fund currently uses leverage.

Frequent Trading. Unlike closed-end funds, open-end funds may be subject to adverse effects from frequent purchases and redemptions of shares. Excessive trading in an open-end fund’s shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the fund. However, the Acquiring Fund is also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Acquiring Fund shares. The Acquiring Fund has adopted a Frequent Trading Policy that seeks to balance the Acquiring Fund’s need to prevent excessive trading in Acquiring Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Acquiring Fund shares. If the Merger is completed, Target Fund shareholders who become holders of Class A shares of the Acquiring Fund in the Merger will become subject to this policy. For more information, see the section in the Acquiring Fund’s Prospectus entitled “Frequent Trading.”

Dividend Reinvestment. While both closed-end funds and open-end funds may adopt dividend reinvestment plans, the operation of such plans may differ. Under the Target Fund’s automatic reinvestment plan, shareholders may have dividends and distributions automatically reinvested in Target Fund shares. Common shares acquired under the plan by reinvesting will either be purchased on the open market or newly issued by the Fund. If the Target Fund’s common shares are trading at or above net asset value at the time of valuation, the Target Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares will be purchased on the open market. Target Fund shareholders who become holders of Class A shares of the Acquiring Fund in the Merger will continue to have the opportunity to have dividends and distributions automatically reinvested in shares of the Fund at net asset value. The Acquiring Fund automatically reinvests dividends in additional Acquiring Fund shares unless a shareholder requests otherwise.

B.	INFORMATION ABOUT THE MERGER

Terms of the Merger

The proposed Merger will be governed by the Agreement, a form of which is attached as Appendix A. The Agreement provides for the merger of the Target Fund with and into the Merger Sub, with common shares of the Target Fund being converted into newly issued Class A shares of the Acquiring Fund. As soon as practicable following the completion of the Merger, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law. As of the effective time of the Merger, each common share of the Target Fund outstanding immediately prior to the effective time shall be converted into Class A shares of the Acquiring Fund. The number of Class A shares that shareholders of the Target Fund receive will be based on the net asset value of the Target Fund relative to the net asset value of Class A shares of the Acquiring Fund. As of the effective time of the Merger, all right, title and interest in the assets of the Target Fund shall vest in the Merger Sub, and the Merger Sub shall be liable for all liabilities and obligations of the Target Fund.

The aggregate net asset value of Acquiring Fund Class A shares issued to each Target Fund shareholder in the Merger will equal, as of the Valuation Time (as defined below), the aggregate net asset value of Target Fund common shares held by the shareholder of the Target Fund as of such time.

The Merger Sub has been formed for the sole purpose of consummating the Merger and the Merger Sub will not commence operations prior to the closing of the Merger, except as necessary to facilitate the Merger.

If the conditions to closing the Merger are satisfied or waived, the Merger is expected to occur on or about October 7, 2016. Following the Merger, the Target Fund would terminate its registration as an investment company under the 1940 Act.

Valuation of Assets and Liabilities. The value of the net assets of each Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the closing date of the Merger (such time and date being referred to herein as the “Valuation Time”). The value of each Fund’s assets shall be determined by using the valuation procedures of the Nuveen funds adopted by the Board for each Fund or such other valuation procedures as shall be mutually agreed upon by the parties.

Distributions. Undistributed net investment income represents net earnings from the Target Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, if the Target Fund has undistributed net investment income or undistributed realized net capital gains, it is required to declare a distribution, which, together with all previous distributions, shall have the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards) for all taxable periods ending on or before the closing date of the Merger.

Amendments. Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund party thereto subject to the prior review of each Fund’s counsel and the authorization of each Fund’s Board; provided, however, that following the receipt of shareholder approval of the Agreement at the

Annual Meeting, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to the Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Agreement, the closing of the Merger is conditioned upon, among other things, (a) the requisite approval of the Merger by the shareholders of the Target Fund, (b) the Funds’ receipt of an opinion substantially to the effect that the merger of the Target Fund with and into the Merger Sub will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences” below), (c) the absence of legal proceedings challenging the Merger and (d) the Funds’ receipt of certain customary certificates and legal opinions.

Termination. The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer, President or any Vice President, as applicable, without further action by the Board of either Fund. In addition, any Fund may at its option terminate the Agreement at or before the closing date of the Merger due to (a) a breach by any other party of any representation, warranty, or agreement contained therein to be performed at or before the closing date, if not cured within 30 days, (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met, or (c) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

The Target Fund Board’s Approval of the Merger

Based on the considerations described below, the Board of the Target Fund, including the Independent Board Members, has determined that the Merger would be in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Merger. At a meeting held on May 24-26, 2016 (the “May Meeting”), the Target Fund’s Board approved the Merger and recommended that shareholders of the Target Fund also approve the Merger.

Over the course of various meetings, the Adviser discussed several proposals with the Target Fund’s Board in connection with an internal reorganization, including the Merger of the Target Fund. At the May Meeting and at prior meetings, the Adviser provided the Target Fund’s Board with information regarding the Merger, potential alternatives to the proposed Merger, and the rationale for recommending the Merger compared to the other alternatives. Prior to approving the Merger, the Independent Board Members reviewed and discussed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters and met with independent legal counsel in a private session without management present. Based on the foregoing, the Target Fund’s Board considered the following factors, among others, in approving the Agreement and the Merger and recommending that shareholders approve the Agreement and the Merger:

•	the compatibility of the Funds’ investment objectives, policies and related risks;

•	the relative investment performance of the Funds;

•	the consistency of portfolio management;

•	the open-end structure and the elimination of the trading discount;

•	the relative fees and expense ratios of the Funds and potential economies of scale;

•	the distribution policies and yields of the Funds;

•	the anticipated federal income tax-free nature of the Merger;

•	the expected costs of the Merger;

•	the terms of the Merger and whether the Merger would dilute the interests of shareholders of the Funds;

•	the effect of the Merger on shareholder rights;

•	the negotiation of a Standstill Agreement with Bulldog Investors, LLC and Full Value Partners L.P. (collectively, “Bulldog”); and

•	any potential benefits of the Merger to the Adviser and its affiliates as a result of the Merger.

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Target Fund’s Board recognized that the Merger would provide Target Fund shareholders with continued access to a global equity income strategy that is comparable to the existing mandate of the Target Fund in terms of fund investment policies. The Target Fund’s Board noted that the investment objectives of the Funds were similar with the investment objective of the Target Fund to provide a high level of total return and the investment objective of the Acquiring Fund to provide high current income and long-term capital appreciation. While the principal investment strategies of the Funds were similar, there would be some differences. The Board recognized, among other things, that the Acquiring Fund’s portfolio had historically been characterized by companies with higher market capitalizations, less concentrated positions and less exposure to emerging market countries than the Target Fund. The Acquiring Fund also does not currently hedge its currency exposure whereas the Target Fund hedges its currency exposure. Given that the investment objectives and principal investment strategies were similar, the Board noted the principal risks of the Funds should also be similar. The Board recognized that the proposed Merger would permit the Target Fund shareholders to gain exposure to a strategy which, as described further below, has generally provided superior historic performance to that of the Target Fund and provides the opportunity for improved performance over time. The Target Fund’s Board also recognized that a significant portion of the Target Fund’s portfolio was expected to be sold prior to the Merger as a result of repositioning the portfolio in connection with the appointment of NWQ as sub-adviser to the Target Fund upon the effectiveness of the Interim Sub-Advisory Agreement. The Board noted that the brokerage commissions and other costs associated with repositioning the portfolio were expected to be borne by the Target Fund prior to the Merger although capital gains from portfolio sales, if any, were not expected to result in increased distributions of capital gains or net investment income by the Target Fund due to available capital loss carryforwards.

Relative Investment Performance of the Funds. The Target Fund’s Board considered the investment performance of the Funds over various periods. The Target Fund’s Board observed, among other things, that with respect to Class A shares, the Acquiring Fund outperformed the Target Fund for each of the last five calendar years, except for 2014, and for the one-, three- and five-year periods ended March 31, 2016. The Board recognized, however, that the Target Fund’s past performance was achieved while the Target Fund was sub-advised by Tradewinds and following the effectiveness of the Interim Sub-Advisory Agreement, NWQ would serve as the sub-adviser to the Target Fund employing similar investment strategies in the management of both Funds’ investment portfolios.

Consistency of Portfolio Management. The Boards noted that each Fund has the same investment adviser and that NWQ would be replacing Tradewinds as sub-adviser to the Target Fund following the effectiveness of the Interim Sub-Advisory Agreement with NWQ. The Board further noted that in connection with the appointment of NWQ as sub-adviser, the Target Fund would have new portfolio managers who are also the portfolio managers of the Acquiring Fund.

Open-end Structure and the Elimination of the Trading Discount. The Board considered the differences between closed-end funds and open-end funds generally and the advantages and disadvantages of reorganizing the Target Fund into an open-end fund structure. The Board considered that shareholders of closed-end funds generally buy or sell their shares through a broker-dealer and pay or receive the prevailing market price which may be greater than (premium) or less than (discount) net asset value, whereas the open-end funds continuously offer their shares, which generally can be purchased and sold (redeemed) directly from and to the fund, or through financial intermediaries, at net asset value, less any applicable charges. The Board had recognized that the common shares of the Target Fund had historically traded at a discount to net asset value. By merging into an open-end fund, the Board noted that Target Fund shareholders (as Acquiring Fund shareholders) will have the right to redeem the Acquiring Fund shares received in the Merger at net asset value on each day the Acquiring Fund is open for business and avoid any discount that would apply if shareholders were to sell their shares of the Target Fund on an exchange. Accordingly, Target Fund shareholders (as shareholders of the Acquiring Fund following the Merger) will be afforded ongoing liquidity at net asset value.

Fees and Total Expenses and Potential Economies of Scale. The Boards considered comparative fee and expense ratio information of the Funds, the estimated expense ratio of the Acquiring Fund following the Merger and the impact of expense caps, if any, based on Fund data as of March 31, 2016. The Board noted that the Acquiring Fund’s contractual management fee rate was significantly lower than that of the Target Fund as a result of the Acquiring Fund’s lower fund-level management fee rate at all levels. The Board also recognized that the fee and expense structures of the Funds differed, in part, because of the structural differences between open-end and closed-end funds. In this regard, the Board recognized, in particular, that Class A shares of the Acquiring Fund were subject to a Rule 12b-1 service fee at an annual rate of 25 basis points (0.25%), which generally is used to compensate financial intermediaries for shareholder services. Shares of the Target Fund, however, were not subject to an ongoing Rule 12b-1 service fee.

The Board noted that, before application of any fee waivers or expense caps, the gross total expense ratio of Class A shares of the Acquiring Fund following the Merger, taking into account estimated redemptions, is estimated to be higher than the gross total expense ratio of common shares of the Target Fund due to the higher costs of operating an open-end fund (i.e., higher transfer agency and shareholder servicing fees). As a result, in the absence of any fee waiver or expense cap, Target Fund shareholders would experience an increase in the expenses they pay. The Board also considered that the Acquiring Fund may experience significant redemptions following the Merger, which typically occurs after a closed-end fund is reorganized into an open-end fund, and a resulting decrease in assets could affect the Acquiring Fund’s costs and expense ratio. The Board noted, however, that the Adviser had agreed to an expense cap for the Acquiring Fund effective through October 31, 2017 pursuant to which the total expense ratio of Class A shares of the Acquiring Fund following the Merger would equal the total expense ratio of the Target Fund as of March 31, 2016, while the cap is in place. The Board further noted that the Acquiring Fund provides shareholders with the potential to achieve greater economies of scale because the Acquiring Fund, as an open-end fund, may be able to increase its asset base through the continuous sale of shares which would, in turn, permit fixed costs to be spread over a broader asset base.

Distribution Policies and Yields. The Board reviewed the distribution policies and dividend yields of the Funds. The Board recognized that the Target Fund employed a managed distribution policy, which seeks to distribute the Target Fund’s projected long-run total return consisting of both dividend income as well as expected price appreciation through regular quarterly distributions which could include returns of capital to effect the foregoing. The Acquiring Fund distributes substantially all of its income quarterly and distributes any taxable gains annually but does not ordinarily distribute returns of capital. The Acquiring Fund does not have a managed distribution policy which may lead to unpredictability in the Acquiring Fund’s distribution rate. However, the capital appreciation component of the Acquiring Fund total return would be embedded in such Fund’s net asset value.

Anticipated Tax-Free Merger; Capital Loss Carryforwards. The Merger will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes, and the Funds will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Target Fund’s Board considered the impact of the Merger on any estimated capital loss carryforwards of the Target Fund and applicable limitations of federal income tax rules.

Expected Costs of the Merger. The Target Fund’s Board considered the terms and conditions of the Agreement, including the estimated costs associated with the Merger. The Board recognized that the Target Fund would bear the cost of the Merger as well as the costs of repositioning the portfolio in connection with the appointment of NWQ as sub-adviser. The Board noted, however, that, assuming the Merger is consummated, the Adviser anticipated that the projected costs of the Merger may be recovered over time for the common shareholders and the benefits expected to be realized by the Target Fund would justify that it bear the costs of the Merger.

Terms of the Merger and Impact on Shareholders. The terms of the Merger are intended to avoid dilution of the interests with respect to net asset value of the existing shareholders of the Funds. In this regard, the Target Board considered that the aggregate net asset value of the Class A shares of the Acquiring Fund received by Target Fund shareholders will be equal to the aggregate net asset value of the common shares of the Target Fund held by its shareholders, in each case as of the close of business on the business day immediately prior to the closing date of the Merger.

The Impact on Shareholder Rights. The Board recognized that each Fund is organized as a Massachusetts business trust. The Board further recognized that while the Target Fund holds annual meetings of shareholders, the Acquiring Fund ordinarily does not hold annual meetings. In addition, the Board is aware that the structure of the Target Fund’s Board is different from that of the Acquiring Fund.

Negotiation of Standstill Agreement. The Board considered the benefits to the Target Fund of the negotiation of a Standstill Agreement with Bulldog, a significant shareholder of the Target Fund, pursuant to which Bulldog agreed to support the Merger and the election of Board Members at the Annual Meeting and generally refrain from submitting or soliciting proxies for shareholder proposals or nominating any candidate for election of trustees/directors with respect to the Target Fund, or any successor, or any other closed-end fund advised by the Adviser until December 31, 2018.

Potential Benefits to Adviser and Affiliates. The Boards recognized that the Merger may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Funds as separate funds in the Nuveen complex. As noted above, however, the Board also recognized that the Acquiring Fund pays a lower contractual management fee rate to the Adviser compared to the Target Fund.

Conclusion. The Target Fund’s Board, including the Independent Board Members, approved the Merger on behalf of the Target Fund, concluding that such Merger is in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Merger.

The Board of the Target Fund unanimously recommends that shareholders vote FOR approval of the Merger.

Capitalization

The following table sets forth the capitalization of the Target Fund and the Acquiring Fund as of December 31, 2015, the pro forma capitalization of the combined fund as if the Merger had occurred on that date. The table also sets forth the pro forma capitalization of the combined fund as if the Merger and the Subsequent Reorganizations had both occurred on that date. These numbers may differ at the closing dates of the Merger and the Subsequent Reorganizations. The Merger is not contingent on the Subsequent Reorganizations, and there is no assurance that the Subsequent Reorganizations will occur.

Capitalization Table as of December 31, 2015 (Unaudited)

	Target Fund	Acquiring Fund	Pro Forma Adjustments (Merger Only)	Pro Forma Combined Fund (Merger Only)(1)	Pro Forma Combined Fund (Merger and Subsequent Reorganizations)
Net Assets
Common Shares	$230,831,162	$—	$(230,831,162)	$—	$—
Class A Shares	—	1,282,526	92,098,465 (2)	93,380,991	212,071,334
Class C Shares	—	394,556	—	394,556	108,216,937
Class R3 Shares	—	316,656	—	316,656	2,976,459
Class I Shares	—	1,939,777	—	1,939,777	156,477,325

Total	$230,831,162	$3,933,515	$(138,732,697)	$96,031,980	$479,742,055

Shares Outstanding
Common Shares	18,776,509	—	(18,776,509)	—	—
Class A Shares	—	50,614	3,634,595 (3)	3,685,209	8,369,233
Class C Shares	—	15,582	—	15,582	4,273,752
Class R3 Shares	—	12,500	—	12,500	117,496
Class I Shares	—	76,531	—	76,531	6,173,576

Total	18,776,509	155,227	(15,141,914)	3,789,822	18,934,057

Net Asset Value Per Share
Common Shares	$12.29	—		—	—
Class A Shares	—	$25.34		$25.34	$25.34
Class C Shares	—	$25.32		$25.32	$25.32
Class R3 Shares	—	$25.33		$25.33	$25.33
Class I Shares	—	$25.35		$25.35	$25.35

	Target Fund	Acquiring Fund	Pro Forma Adjustments (Merger Only)	Pro Forma Combined Fund (Merger Only)(1)	Pro Forma Combined Fund (Merger and Subsequent Reorganizations)

Shares Authorized
Common Shares	Unlimited	—		—	—
Class A Shares	—	Unlimited		Unlimited	Unlimited
Class C Shares	—	Unlimited		Unlimited	Unlimited
Class R3 Shares	—	Unlimited		Unlimited	Unlimited
Class I Shares	—	Unlimited		Unlimited	Unlimited

(1)	The pro forma balances are presented as if the Merger were effective as of December 31, 2015, and are presented for informational purposes only. The actual closing date of the Merger is expected to be on or about October 7, 2016, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Merger.

(2)	Includes the impact of estimated total Merger costs of $585,000, which will be borne by the Target Fund. Reflects an estimated reduction in the assets of the Target Fund as of December 31, 2015 of $138,147,697 as a result of potential redemptions following the Merger.

(3)	Reflects the issuance by the Acquiring Fund of approximately 3,634,595 Class A shares to common shareholders of the Target Fund in connection with the proposed Merger.

Merger Expenses

The expenses associated with the Merger include, but are not limited to, legal and auditing fees, the costs of printing and distributing this Proxy Statement/Prospectus, and the solicitation expenses discussed below. The costs of the Merger will be borne by the Target Fund, whether or not the Merger is consummated. The costs of the Merger are estimated to be $585,000, which represents $0.03 per common share of the Target Fund as of March 31, 2016.

The Target Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $192,914, which is included in the expense estimate above.

In addition, NWQ was appointed as the Target Fund’s new sub-adviser effective as of August 1, 2016, which is separate from the Merger. In connection with the transition to NWQ, it is estimated that approximately 97% of the Target Fund’s investment portfolio will be sold prior to the Merger. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $505,000, or $0.03 per common share, based on average commission rates normally charged by transition managers, if such sales occurred on March 31, 2016. The completion of the portfolio repositioning is not contingent on the completion of the proposed Merger. The costs of the portfolio repositioning are not included in the estimated costs of the Merger set forth above.

Material Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Merger, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

2.	No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

3.	No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the conversion of their Target Fund shares solely into Acquiring Fund shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the merger will be the same as the aggregate basis of the Target Fund shares that were converted into such Acquiring Fund shares. The holding period of the Acquiring Fund shares received by each Target Fund shareholder will include the period during which the Target Fund shares that were converted into Acquiring Fund shares were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the merger.

6.	The basis of the Target Fund’s assets in the hands of the Merger Sub will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger. The holding period of the assets of the Target Fund in the hands of the Merger Sub will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Merger on the Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The opinion will be based on certain factual representations and assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Merger of the Target Fund with and into the Merger Sub may not qualify as a tax-free reorganization for federal income tax purposes, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Merger.

Prior to the closing of the Merger, the Target Fund will declare a distribution to its common shareholders, which together with all other distributions to shareholders made with respect to the taxable year in which the Merger occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the closing date of the Merger. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder reinvests dividends and distributions in additional shares under the Target Fund’s dividend reinvestment plan. The tax character of dividends and distributions (as consisting of ordinary income and capital gain) will be the same for federal income tax purposes whether received in cash or additional shares. To the extent the Target Fund realizes net losses from the sale of portfolio securities as part of the repositioning relating to the appointment of NWQ as sub-adviser (or otherwise), the net capital gain or net investment income to be distributed by the Target Fund will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards.

After the Merger, the Acquiring Fund’s ability to use the Target Fund’s pre-Merger capital losses, if any, may be limited under certain federal income tax rules applicable to mergers of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Merger not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Merger and the amount of unrealized capital gains in the Target Fund at the time of the Merger. As of December 31, 2015, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.

	Target Fund	Acquiring Fund
Capital losses to be carried forward	$45,120,197	$—

The Target Fund’s capital loss carryforwards arose in taxable years beginning after December 22, 2010 and can be carried forward indefinitely.

In addition, the shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Merger when such income and gains are eventually distributed by the Acquiring Fund. Any gain the Acquiring Fund realizes after the Merger, including any built-in gain in the portfolio investments of the Target Fund and Acquiring Fund that was unrealized at the time of the Merger and any gain realized as a result of the sale of the Acquiring Fund’s portfolio investments to meet additional redemption requests following the Merger, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Merger). As a result, shareholders of the Target Fund and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Merger not occurred.

This description of the federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Merger and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Description of Securities to Be Issued

The Acquiring Fund has established and designated four classes of shares, par value $0.01 per share, consisting of Class A, Class C, Class R3 and Class I shares. Only the Class A shares to be issued to Target Fund shareholders in the Merger are offered through this Proxy Statement/Prospectus. Each class of shares represents an interest in the same portfolio of investments of the Acquiring Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. The Board of Trustees of the Acquiring Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Acquiring Fund is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Acquiring Fund have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the declaration of trust of the Acquiring Trust contains an express disclaimer of shareholder liability for acts or obligations of the Acquiring Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Acquiring Trust or the trustees. The Acquiring Trust’s declaration of trust further provides for indemnification out of the assets and property of the Acquiring Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Acquiring Trust or the Acquiring Fund itself was unable to meet its obligations. The Acquiring Trust believes the likelihood of the occurrence of these circumstances is remote.

Shareholder Accounts and Plans; Share Certificates

If the Merger is approved, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of Class A shares of the Acquiring Fund (including fractional shares to three (3) decimal places). Target Fund shareholders who become holders of Class A shares of the Acquiring Fund in the Merger will become eligible to participate in the shareholder services and programs available to holders of Class A shares, which include the ability to accumulate shares through systematic investing and to receive payments under a systematic withdrawal plan. For more information about the Acquiring Fund’s shareholder services and shareholder programs, see the section in the Acquiring Fund’s Prospectus entitled “Special Services.” No certificates for Acquiring Fund shares will be issued as part of the Merger.

Service Providers

State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110, serves as the custodian for the assets of each Fund. State Street Bank and Trust Company also serves as the transfer agent, shareholder services agent and dividend paying agent for the Target Fund. Boston Financial Data Services, Inc. serves as the transfer agent, shareholder services agent and dividend paying agent for the Acquiring Fund. PricewaterhouseCoopers LLP serves as the independent auditors for each Fund.

Description of Massachusetts Business Trusts

The Target Fund is a Massachusetts business trust, and the Acquiring Trust, of which the Acquiring Fund is a series, is also a Massachusetts business trust. The Target Fund was organized on May 17, 2006, and the Acquiring Trust was organized on May 6, 1996. The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete, and we refer you to applicable Massachusetts law and each Fund’s operative documents.

General

A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for investment companies, including both closed-end funds and open-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws, or newer statutory trust laws such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability for the trust’s obligations generally afforded to shareholders of a corporation. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for each Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for each Fund contains such provisions.

The Funds

Each of the Target Fund and the Acquiring Trust, of which the Acquiring Fund is a series, is organized as a Massachusetts business trust and is governed by its declaration of trust and by-laws. Under each declaration of trust, any determination made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, each declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The following is a summary of some of the key provisions of the Funds’ governing documents.

Shareholder Voting. The declaration of trust of each Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances, and matters required to be voted by the 1940 Act.

If the Merger is completed, opportunities for Target Fund shareholders who become shareholders of the Acquiring Fund to vote on particular issues affecting their Fund will be less frequent. While the Target Fund holds annual meetings of shareholders, the Acquiring Fund ordinarily does not hold annual meetings. The Acquiring Fund would be required to hold a meeting of shareholders under certain circumstances when shareholder approvals are required under the 1940 Act or the Acquiring Fund’s declaration of trust. Under the 1940 Act, the Acquiring Fund would be required to hold a shareholder meeting (1) to elect trustees if the appointment of a new trustee would cause the number of trustees elected by shareholders to be less than two-thirds of the total number of trustees; (2) to approve any change in the Acquiring Fund’s fundamental investment policies; (3) to approve material changes in the Acquiring Fund’s investment management or sub-advisory agreement; or, (4) in certain cases, to approve changes in the distribution and service plan under Rule 12b-1 under the 1940 Act.

For each Fund, special meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each Fund provide that the holders of a majority (more than 50%) of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting will constitute a quorum for the transaction of business. The declaration of trust of each Fund provides that the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which requires only a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions applicable in certain circumstances with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or (in the case of the Target

Fund) its conversion to an open-end investment company. Shareholders have no power to vote on any matter except as required by applicable law or the governing documents, or as is otherwise determined by the trustees.

Election and Removal of Trustees. The declaration of trust of each Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Pursuant to the Target Fund’s by-laws, the Target Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year; provided, however, that holders of preferred shares, if any, are entitled as a class to elect two trustees of the Target Fund at all times. The staggered board structure could delay for up to two years the election of a majority of the Board of the Target Fund. In contrast, the declaration of trust of the Acquiring Trust provides that the Acquiring Trust’s Board may set the terms of office of the trustees, and may make their terms of unlimited duration. Subject to the provisions of the 1940 Act, each Fund’s declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. Therefore, because the Acquiring Fund is not required to hold annual meetings, the Acquiring Fund will normally not hold meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. For each Fund, a trustee may be removed only for cause and only by action of at least two-thirds of the remaining trustees or by a written instrument signed by at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares. Under the declaration of trust of each Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes and Series. The declaration of trust of each Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, including conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders.

Amendments to Declaration of Trust. Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate and not by series or class, unless the amendment affects the holders of one or more series or classes of shares but not the holders of all outstanding series or classes of shares, in which case the holders of the affected series or classes of shares shall vote separately. Certain amendments may be made by the trustees without a shareholder vote. For each Fund, any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding shares, voting in the aggregate and not by class, except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability. The declaration of trust of each Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and require the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice with respect to the meaning and operation of the declaration of trust and the trustees’ duties thereunder.

Derivative Actions. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the trustees to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Target Fund and the Acquiring Trust, of which the Acquiring Fund is a series, and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Standstill Agreement

The Target Fund has entered into a Standstill Agreement dated as of May 13, 2016 by and among the Target Fund, the Adviser and Bulldog, a significant shareholder of the Target Fund. Under the Standstill Agreement, Bulldog agreed to vote or cause to be voted all shares of the Target Fund that Bulldog has the power to vote or direct the vote of in accordance with the recommendation of the Target Fund’s Board regarding the Merger and the election of Board Members at the Annual Meeting. Bulldog also agreed to generally refrain from submitting or soliciting proxies for shareholder proposals or nominating any candidate for the election of trustees/directors with respect to the Target Fund, or any successor, or any other closed-end fund advised by the Adviser, until December 31, 2018.

Legal Matters

Certain legal matters in connection with the issuance of Class A shares of the Acquiring Fund pursuant to the Agreement will be passed upon by Morgan, Lewis & Bockius LLP, Boston, Massachusetts.

Information Filed with the Securities and Exchange Commission

This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports that the Funds have filed with the SEC pursuant to the applicable requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the annual and semi-annual reports for the Target Fund is File No. 811-21903, and the SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information and the annual and semi-annual reports for the Acquiring Fund is File No. 811-07619. In addition, the annual and semi-annual reports for Nuveen Tradewinds Global All-Cap Fund, a series of Nuveen Investment Trust II, and Nuveen Tradewinds Value Opportunities Fund, a series of the Trust, are incorporated herein by reference, insofar as those documents relate to Nuveen

Tradewinds Global All-Cap Fund and Nuveen Tradewinds Value Opportunities Fund, respectively. The SEC file number for the annual and semi-annual reports for Nuveen Tradewinds Global All-Cap Fund is File No. 811-08333, and the SEC file number for the annual and semi-annual reports for Nuveen Tradewinds Value Opportunities Fund is 811-07619. The Prospectus and Statement of Additional Information relating to the Acquiring Fund is incorporated herein by reference, insofar it relates to the Acquiring Fund.

PROPOSAL NO. 3—APPROVAL OF NEW SUB-ADVISORY AGREEMENT

Background

Under an investment management agreement between Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) and the Target Fund (the “Investment Management Agreement”), Nuveen Fund Advisors serves as the Fund’s investment adviser and is responsible for the Fund’s overall investment strategy and its implementation. The Investment Management Agreement, which is dated October 1, 2014, was approved by the shareholders of the Target Fund on August 5, 2014 and was last approved for continuance by the Board at an in-person meeting held on May 11-13, 2015.

Tradewinds Global Investors, LLC (previously defined as “Tradewinds”), an affiliate of the Adviser, served as the sub-adviser to the Target Fund prior to August 1, 2016 pursuant to an investment sub-advisory agreement between Nuveen Fund Advisors and Tradewinds with respect to the Fund (the “Former Sub-Advisory Agreement”). The Former Sub-Advisory Agreement, which was dated October 1, 2014, was approved by the shareholders of the Target Fund on August 5, 2014 and was last approved for continuance by the Board at an in-person meeting held on May 11-13, 2015.

As part of an internal reorganization, the Adviser intends to wind down the operations of Tradewinds and is transferring a number of Tradewinds’ existing equity mandates to NWQ Investment Management Company, LLC (previously defined as “NWQ”), also an affiliate of the Adviser. In connection with the wind down of Tradewinds, Nuveen Fund Advisors recommended the appointment of NWQ to replace Tradewinds as the sub-adviser to the Target Fund.

At an in-person meeting held on May 24-26, 2016, the Target Fund’s Board, including the Board Members who are not parties to the Investment Management Agreement or any sub-advisory agreement entered into by Nuveen Fund Advisors with respect to the Target Fund or who are not otherwise “interested persons” (as defined in the 1940 Act) of the Fund, the Adviser or any sub-adviser (the “Independent Board Members”), unanimously approved the appointment of NWQ as the sub-adviser to the Target Fund on an interim basis pursuant to an interim sub-advisory agreement between Nuveen Fund Advisors and NWQ with respect to the Target Fund (previously defined as the “Interim Sub-Advisory Agreement”) as permitted by Rule 15a-4 under the 1940 Act, with NWQ’s services beginning on August 1, 2016. NWQ’s appointment pursuant to the Interim Sub-Advisory Agreement will continue until the earlier of (1) 150 days after August 1, 2016, and (2) the closing date of the Merger described under “Proposal No. 2.”

In the event the Merger is not approved, or is not consummated prior to the termination of the Interim Sub-Advisory Agreement, at the in-person meeting held on May 24-26, 2016, the Target Fund’s Board, including the Independent Board Members, also unanimously approved the longer term appointment of NWQ as the sub-adviser to the Target Fund pursuant to a new sub-advisory agreement between Nuveen Fund Advisors and NWQ with respect to the Target Fund (the “New Sub-Advisory Agreement”) and unanimously recommended approval of the New Sub-Advisory Agreement by Target Fund shareholders. As further described below under “B. Board Considerations,” the Board concluded that the terms of the New Sub-Advisory Agreement were fair and reasonable and that the sub-adviser’s fees are reasonable in light of the services to be provided to the Target Fund.

If the shareholders of the Target Fund approve the New Sub-Advisory Agreement and the Merger is not approved, or is not consummated prior to the termination of the Interim Sub-Advisory Agreement, NWQ will continue to serve as the sub-adviser to the Target Fund under the terms of the New Sub-Advisory Agreement.

A.	COMPARISON OF FORMER SUB-ADVISORY AGREEMENT AND NEW SUB-ADVISORY AGREEMENT

With the exception of the identity of the sub-adviser and the date of effectiveness, the terms of the New Sub-Advisory Agreement are substantially identical to those of the Former Sub-Advisory Agreement. If approved by shareholders of the Target Fund, the New Sub-Advisory Agreement for the Target Fund will expire on August 1, 2017, unless continued. The New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Target Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. A form of the New Sub-Advisory Agreement is attached hereto as Appendix D.

Below is a comparison of certain terms of the Former Sub-Advisory Agreement to the terms of the New Sub-Advisory Agreement.

Sub-Advisory Services. The types of sub-advisory services to be provided by NWQ to the Target Fund under the New Sub-Advisory Agreement will be identical to those sub-advisory services provided by Tradewinds to the Target Fund under the Former Sub-Advisory Agreement. Both the Former Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the sub-adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Target Fund’s investment portfolio allocated by the Adviser to the sub-adviser, all on behalf of the Fund and subject to oversight of the Fund’s Board and the Adviser. As under the Former Sub-Advisory Agreement, in performing its duties under the New Sub-Advisory Agreement, the sub-adviser will monitor the Target Fund’s investments and will comply with the provisions of the Fund’s organizational documents and the stated investment objective, policies and restrictions of the Fund.

Brokerage. Both the Former Sub-Advisory Agreement and the New Sub-Advisory Agreement authorize the sub-adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Target Fund, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the sub-adviser.

Fees. Under both the Former Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Adviser pays the sub-adviser a portfolio management fee out of the investment management fee it receives from the Fund. Under both the Former Sub-Advisory Agreement and the New Sub-Advisory Agreement, for the services provided pursuant to the agreement, the Adviser pays the sub-adviser a portfolio management fee, payable monthly, calculated based on the sub-adviser’s allocation of Target Fund net assets (including net assets attributable to preferred shares and the principal amount of any borrowings) in accordance with the following schedule:

Daily Net Assets	Fee Rate
Up to $500 million	0.4125%
$500 million to $1 billion	0.4000%
$1 billion to $1.5 billion	0.3875%
$1.5 billion to $2 billion	0.3750%
In excess of $2 billion	0.3625%

During the fiscal year ended December 31, 2015, the Adviser paid Tradewinds $1,091,020 in fees under the Former Sub-Advisory Agreement.

Payment of Expenses. Under the Former Sub-Advisory Agreement and the New Sub-Advisory Agreement, the sub-adviser will bear all of its expenses it incurs in connection with its performance of services under the agreement.

Limitation on Liability. The Former Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the sub-adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Target Fund in connection with the matters to which the agreement relates except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-adviser in the performance of duties under the agreement, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance. The Former Sub-Advisory Agreement originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of the Target Fund approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will expire on August 1, 2017, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Former Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the agreement may be terminated at any time without the payment of any penalty by the Adviser or the sub-adviser on no less than 60 days’ written notice. The Former Sub-Advisory Agreement and the New Sub-Advisory Agreement may also be terminated by action of the Target Fund’s Board or by a vote of a majority of the outstanding voting securities of the Fund, accompanied by no less than 60 days’ written notice.

The Former Sub-Advisory Agreement and the New Sub-Advisory Agreement are also terminable at any time without the payment of any penalty by the Adviser, the Board or by vote of a majority of the outstanding voting securities of the Target Fund in the event that it is established by a court of competent jurisdiction that the sub-adviser or any of its officers or directors has taken any action that results in a breach of the representations or covenants of the sub-adviser set forth in the agreement.

B.	BOARD CONSIDERATIONS

The Approval Process

The Target Fund’s Board is responsible for overseeing the performance of the investment advisers to the Target Fund and determining whether to approve the Target Fund’s advisory arrangements, including sub-advisory arrangements. Until August 1, 2016, Tradewinds served as sub-adviser to the Target Fund. During the course of the year, the Adviser discussed several proposals with the Target Fund’s Board in connection with a proposed internal reorganization, including the wind down of the operations of Tradewinds and the transfer of a number of Tradewinds’ existing equity mandates to NWQ. In light of the foregoing, the Adviser considered various options to provide Target Fund shareholders with continued access to a comparable global equity income strategy. In this regard, the Adviser recommended, and the Target Fund’s Board approved, the Merger into the Acquiring Fund, which affords the Target Fund shareholders continued access to a global equity income strategy provided by NWQ that is comparable to the existing mandate of the Target Fund in terms of the Funds’ investment policies and provides the opportunity for improved performance over time. The Adviser also recommended, and the Target Fund’s Board approved, the Interim Sub-Advisory Agreement pursuant to which NWQ began to serve as the new sub-adviser for the Target Fund to replace Tradewinds effective August 1, 2016 for a maximum of 150 days after its effective date. In the event the Merger is not completed at all, or is not completed prior to the expiration of the Interim Sub-Advisory Agreement, the Adviser also recommended, and the Target Fund’s Board approved, the longer term appointment of NWQ as the sub-adviser to the Target Fund pursuant to the New Sub-Advisory Agreement.

During the course of various meetings, the Adviser made various presentations, and the Target Fund’s Board received a variety of materials, relating to the proposed Merger, including, among other things: a description of the global equity income strategy of NWQ, a comparison of the historic performance of the Acquiring Fund (Class A) and the Target Fund, a comparison of the investment mandates of the Acquiring Fund and the Target Fund and an analysis of alternatives to the proposed Merger. In addition to the foregoing materials, the Target Fund’s Board completed its annual review of advisory agreements on behalf of the Target Fund at the May Meeting and received extensive information regarding NWQ and the Target Fund including, among other things:

•	the nature, extent and quality of services expected to be provided by NWQ;

•	the organization of NWQ, including the responsibilities of key investment personnel;

•	the expertise, background and investment approach of NWQ;

•	certain performance-related information (as described below);

•	the profitability of Nuveen and its affiliates (including NWQ) for their advisory activities;

•	the proposed sub-advisory fee of NWQ;

•	the expenses of the Target Fund, including comparisons of the Target Fund’s expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of NWQ.

At the May Meeting and prior meetings, the Adviser made presentations to and responded to questions from the Target Fund’s Board. During these meetings, the Independent Board Members met privately with their legal counsel to, among other things, review the duties of the Target Fund’s Board under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the New Sub-Advisory Agreement. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Target Fund, including among other things: (1) the nature, extent and quality of the services to be provided by NWQ; (2) investment performance, as described below; (3) the sub-advisory fees and costs of the services to be provided and the profitability of NWQ; (4) the extent of any anticipated economies of scale; (5) any benefits expected to be derived by NWQ from its relationship with the Target Fund; and (6) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the New Sub-Advisory Agreement. The principal factors considered by the Target Fund’s Board and its conclusions are described below.

1.	Nature, Extent and Quality of Services

In considering the New Sub-Advisory Agreement, the Independent Board Members considered the nature, extent and quality of services expected to be provided to the Target Fund by NWQ, including the portfolio management services. As NWQ already serves as a sub-adviser to other Nuveen funds overseen by the Board Members, the Target Fund’s Board has a good understanding of NWQ’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently sub-advised by NWQ, the Independent Board Members also have relied upon their knowledge from their meetings and any other interactions throughout the year with respect to NWQ in evaluating the New Sub-Advisory Agreement.

At the May Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, NWQ’s organization and business, the types of services that NWQ provides to the Nuveen funds and is expected to provide to the Target Fund; the experience of NWQ with a global equity income strategy; the historic performance of the funds sub-advised by NWQ; and NWQ’s investment team and its investment approach. In evaluating the services of NWQ, the Independent Board Members noted that the New Sub-Advisory Agreement was essentially an agreement for portfolio management services only and NWQ was not expected to supply significant administrative services to the Fund. The types of sub-advisory services to be provided by NWQ to the Target Fund under the New Sub-Advisory Agreement will be identical to those advisory services provided by Tradewinds to the Target Fund under the Former Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Target Fund under the New Sub-Advisory Agreement were satisfactory and supported approval of the New Sub-Advisory Agreement.

2.	Investment Performance

The Target Fund’s Board noted that there is no performance record for the Target Fund with NWQ as the sub-adviser. The Independent Board Members, however, were familiar with the performance records of other Nuveen funds sub-advised by NWQ, including the Acquiring Fund, which employs a global equity income strategy comparable to the existing mandate of the Target Fund in terms of fund investment policies. In this regard, the Independent Board Members reviewed, among other things, the Acquiring Fund’s investment performance both on an absolute basis and in comparison to peer funds and recognized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2015 and March 31, 2016. The Target Fund’s Board also reviewed the returns of the Class A shares for the Acquiring Fund for each of the last five calendar years and the average annualized returns for the one-, three- and five-year periods ending March 31, 2016.

3.	Fees, Expenses and Profitability

a.	Fees and Expenses

In evaluating the management fees and expenses that the Target Fund was expected to bear, the Independent Board Members considered, among other things, the Target Fund’s management fees, its proposed sub-advisory fee arrangement and its net total expense ratio (based on average net assets for the latest fiscal year) for the Target Fund, as well as the management fees and expense levels of a comparable group of peers selected by an independent third-party fund data provider. The Target Fund’s Board recognized that the terms of the New Sub-Advisory Agreement with NWQ, subject to limited exceptions, were substantially identical to those of the Former Sub-Advisory Agreement with Tradewinds. Accordingly, the Target Fund’s Board recognized that NWQ’s pricing schedule for sub-advising the Target Fund would be the same as Tradewinds’ pricing schedule. The Target Fund’s Board observed that the appointment of NWQ does not change the Target Fund’s management fee as the Adviser pays the sub-adviser out of the management fee it receives from the Target Fund. In addition, as NWQ already serves as sub-adviser to other Nuveen funds, the Independent Board Members were familiar with the sub-advisory fee NWQ assesses for such other funds. The Target Fund’s Board further recognized that the Fund would bear the proxy solicitation costs attributed to seeking shareholder approval of the New-Sub Advisory Agreement.

b.	Comparisons with the Fees of Other Clients

As noted, due to their experience with other Nuveen funds, the Independent Board Members were familiar with NWQ’s fee rate for portfolio management services provided to other comparable Nuveen funds (including the Acquiring Fund) and other clients (including retail wrap accounts, registered investment adviser accounts and institutional managed accounts). The Target Fund’s Board reviewed the average fee and fee range that NWQ assessed these other clients.

Based on their review of the fee and expense information provided, the Independent Board Members determined that NWQ’s sub-advisory fee was reasonable in light of the nature, extent and quality of services to be provided to the Target Fund.

c.	Profitability of NWQ

In conjunction with their annual review, the Independent Board Members considered the profitability of Nuveen and its affiliates for their advisory activities and financial condition. At the May Meeting, the Independent Board Members reviewed, among other things, NWQ’s revenues, expenses, and net revenue margins (pre- and post-tax) for its advisory activities to other Nuveen funds and the methodology for allocating expenses among the internal sub-advisers of Nuveen. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have two Independent Board Members to serve as point persons to review and keep the full Board apprised of changes to the profitability analysis and/or methodologies during the year. In evaluating profitability, the Independent Board Members have recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses, and that various allocation methodologies may each be reasonable but yield different results. Based on their review, the Independent Board Members have determined that NWQ’s level of profitability is reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to NWQ as well as any indirect benefits (such as soft dollar arrangements), if any, NWQ and its affiliates are expected to receive that are directly attributable to the management of the Target Fund. See Section 5 below for additional information on indirect benefits NWQ and its affiliates may receive as a result of their relationship with the Target Fund. Based on their review of the overall arrangements of the Target Fund, the Independent Board Members determined that the sub-advisory fee of the Target Fund was reasonable.

4.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Target Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex to the Adviser are comprised of a fund-level component and a complex-level component. The complex-level component provides for additional breakpoints as assets in the fund complex increase. As the Fund pays the management fee to the Adviser and the Adviser in turn pays NWQ, however, the Target Fund’s Board recognized that the sharing of benefits from economies of scale is reflected in fund-level and complex-level breakpoints in the management fees at the Adviser level and the appointment of NWQ does not change the management fees paid by the Target Fund or the sharing of economies of scale reflected in such advisory fee schedule.

Considering the factors above, the Independent Board Members concluded that the proposed sub-advisory fee schedule was acceptable.

5.	Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that NWQ or its affiliates may receive as a result of their relationship with the Target Fund. In this regard, with respect to closed-end funds, the Independent Board Members recognized that affiliates of NWQ may receive revenues for serving as co-manager in an initial public offering of new closed end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether NWQ will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Target Fund for brokerage may be used to acquire research that may be useful to NWQ in managing the assets of the Target Fund and other clients. The Independent Board Members noted that NWQ may benefit from soft dollar arrangements pursuant to which NWQ may receive research from brokers that execute the Target Fund’s portfolio transactions. Similarly, the Target Fund’s Board recognized that the research received pursuant to soft dollar arrangements by NWQ may benefit the Target Fund and shareholders to the extent the research enhances the ability of NWQ to manage the Target Fund. The Independent Board Members further noted that NWQ’s profitability may be somewhat lower if it did not receive the research services pursuant to soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NWQ and its affiliates as a result of their relationship with the Target Fund were reasonable and within acceptable parameters.

6.	Approval

The Independent Board Members did not identify any single factor discussed previously as all important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Sub-Advisory Agreement are fair and reasonable, that NWQ’s fees are reasonable in light of the services to be provided to the Target Fund and that the New Sub-Advisory Agreement should be and was approved. The Target Fund’s Board unanimously recommended that shareholders approve the New Sub-Advisory Agreement.

7.	Approval of Interim Sub-Advisory Agreement

At the Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Sub Advisory Agreement. The terms of the Interim Sub-Advisory Agreement with NWQ are substantially identical to those of the Former Sub-Advisory Agreement and New Sub-Advisory Agreement, except that the Interim Sub-Advisory Agreement has a term expiring on the earlier of 150 days after its effective date or the date the Merger is consummated. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Target Fund under the Interim Sub-Advisory Agreement with NWQ are at least equivalent to the scope and quality of services provided under the Former Sub-Advisory Agreement.

C.	ADDITIONAL INFORMATION

Information about NWQ

NWQ Investment Management Company, LLC, located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067, serves as the investment sub-adviser to the Target Fund effective August 1, 2016. NWQ is an affiliate of Nuveen Fund Advisors, the investment adviser to the Target Fund, located at 333 West Wacker Drive, Chicago, Illinois 60606. The Adviser is a wholly-owned subsidiary of Nuveen Investments, an operating division of TIAA Global Asset Management (“TGAM”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF).

There are no registered investment companies, other than funds in the Nuveen fund complex, advised by NWQ with investment objectives similar to that of the Target Fund.

Certain information regarding the executive officers and directors of NWQ is set forth in the table below.

Principal Executive Officers and Directors
Name	Address	Principal Occupation	Fund officers or Board Members who are officers, employees, directors, general partner or shareholders of NWQ Investment Management Company, LLC
Jon D. Bosse	2049 Century Park East 16th Floor Los Angeles, California 90067	Co-President and Chief Investment Officer	Kevin J. McCarthy Gifford R. Zimmerman

Principal Executive Officers and Directors
Name	Address	Principal Occupation	Fund officers or Board Members who are officers, employees, directors, general partner or shareholders of NWQ Investment Management Company, LLC

John E. Conlin	2049 Century Park East 16th Floor Los Angeles, California 90067	Co-President

Avi M. Mizrachi	2049 Century Park East 16th Floor Los Angeles, California 90067	Managing Director, General Counsel, Chief Compliance Officer and Assistant Secretary

Affiliated Brokerage and Other Fees

During the fiscal year ended December 31, 2015, the Target Fund has acquired the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Fund’s aggregate holdings of the securities of each issuer as of the close of the fiscal year ended December 31, 2015:

Broker/Dealer	Issuer	Aggregate Target Fund Holdings of Broker/Dealer or Parent (as of December 31, 2015)
UBS Securities, LLC	UBS Group AG	$9,065,160

During the Target Fund’s last fiscal year, the Fund made no material payments to the Adviser or any sub-adviser or any affiliated person of the Adviser or any sub-adviser for services provided to the Fund (other than pursuant to the Investment Management Agreement or the Former Sub-Advisory Agreement).

Shareholder Approval

To become effective, the New Sub-Advisory Agreement must be approved by a vote of a “majority of the Target Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less. Abstentions and broker non-votes will have the same effect as a vote against the approval of the New Sub-Advisory Agreement. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter.

The Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement were approved by the Board of the Target Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed in “B. Board Considerations” above. The Target Fund’s Board also determined to submit the New Sub-Advisory Agreement for consideration by the shareholders of the Target Fund.

The Board of the Target Fund unanimously recommends that shareholders of the Fund vote FOR approval of the New Sub-Advisory Agreement.

GENERAL INFORMATION

Shareholders of the Target Fund and the Acquiring Fund

The following table sets forth the percentage of ownership of each shareholder or group of shareholders who, as of July 19, 2016, the record date with respect to the Annual Meeting, owns of record, or is known by the Funds to own of record or beneficially, 5% or more of any class of shares of either Fund. Information in the table below regarding the number and percentage of shares of the Target Fund owned is based on a review of Schedule 13D and 13G filings and amendments made with respect to the Target Fund on or before July 19, 2016. The table also sets forth the estimated percentage of shares of the combined fund that would have been owned by such parties if the Merger had occurred on July 19, 2016 and the estimated percentage of shares of the combined fund that would have been owned by such parties if both the Merger and the Subsequent Reorganizations had occurred on July 19, 2016. These amounts may differ on the closing date of the Merger.

				Estimated Pro Forma (Merger Only)
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Nuveen NWQ Global Equity Income Fund		All Shares of Nuveen NWQ Global Equity Income Fund
Target Fund:
Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187(1)	2,860,346	15.23%	15.13 (Class A	% )	12.41%
	Bulldog Investors, LLC Bulldog Investors Group of Funds Phillip Goldstein Andrew Dakos Steven Samuels Park 80 West, Plaza Two 250 Pehle Avenue, Suite 708 Saddle Brook, New Jersey 07663(2)	2,298,703	12.24%	12.16 (Class A	% )	9.98%
	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534(3)	1,454,943	7.75%	7.69 (Class A	% )	6.31%

Acquiring Fund:
Class A Shares	Charles Schwab & Co. Inc. Special Custody Account For Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105-1905	36,858.0750	56.58%	0.39%		0.32%

				Estimated Pro Forma (Merger Only)
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Nuveen NWQ Global Equity Income Fund	All Shares of Nuveen NWQ Global Equity Income Fund
	Nuveen Investments Inc. Attn: Darlene Cramer 333 West Wacker Drive Chicago, Illinois 60606-1220	12,500.0000	19.19%	0.13%	2.55%
	Stifel Bank & Trust as Agent Brian D. Leaghty Trustee Brian D. Leaghty Family Trust U/A Dated 06/14/1999 17823 Osprey Pointe Place Tampa, Florida 33647-2276	6,045.9490	9.28%	0.06%	0.05%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0001	3,924.3830	6.02%	0.04%	0.03%
Class C Shares	Nuveen Investments Inc. Attn: Darlene Cramer 333 West Wacker Drive Chicago, Illinois 60606-1220	12,500.0000	81.28%	81.28%	2.55%
	Stifel Nicolaus Custodian for Richard K Larson IRA 17745 Nathans Drive Tampa, Florida 33647-2265	808.0810	5.25%	5.25%	0.01%
Class R-3 Shares	Nuveen Investments Inc. Attn: Darlene Cramer 333 West Wacker Drive Chicago, Illinois 60606-1220	12,500.0000	100.00%	100.00%	2.55%
Class I Shares	Teachers Insurance & Annuity Association Attn: Janice Carnicelli Mailstop 730/01/01 730 Third Avenue New York, New York 10017-3207	1,670,061.1000	82.41%	82.41%	14.59%
	Nuveen Investments Inc. Attn: Darlene Cramer 333 West Wacker Drive Chicago, Illinois 60606-1220	254,630.7510	12.57%	12.57%	2.55%

(1)	Based on an amended Schedule 13G filed on January 14, 2016.
(2)	Based on an amended Schedule 13D filed on June 15, 2016.
(3)	Based on a Schedule 13G filed on February 12, 2016.

At the close of business on July 19, 2016, there were 18,776,509 common shares of the Target Fund outstanding. As of July 19, 2016, the Board Members and officers of the Target Fund as a group owned less than 1% of the total outstanding common shares of the Target Fund.

At the close of business on July 19, 2016, there were 65,147 Class A shares, 15,378 Class C shares, 12,500 Class R3 shares and 2,026,475 Class I shares of the Acquiring Fund outstanding. As of July 19, 2016, the Board Members and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Acquiring Fund and as a group owned less than 1% of each class of shares of the Acquiring Fund.

Expenses of Proxy Solicitation

The expenses associated with the Merger include, but are not limited to, legal and auditing fees, the costs of printing and distributing this Proxy Statement/Prospectus, and the solicitation expenses discussed below. The costs of the Merger will be borne by the Target Fund, whether or not the Merger is consummated. The costs of the Merger are estimated to be $585,000, which represents $0.03 per common share of the Target Fund as of March 31, 2016.

Audit Committee Report

The Audit Committee of each Fund’s Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each Committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, NYSE MKT, LLC, NASDAQ Stock Market, LLC, Section 10A of the Exchange Act and the rules and regulations of the SEC.

The Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent registered public accounting firm the matters required to be discussed under relevant auditing standards. Each Fund’s independent registered public accounting firm provided to the Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Committee, the Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

As of December 31, 2015 the members of the Committee are:

Jack B. Evans

David J. Kundert

John K. Nelson

Carole E. Stone

Terence J. Toth

Appointment of the Independent Registered Public Accounting Firm

Each Fund’s Board has appointed PricewaterhouseCoopers LLP as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. PricewaterhouseCoopers LLP has informed each Fund that it has no direct or indirect material financial interests in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund(1)		Fund(2)		Adviser and Adviser Entities		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015
Acquiring Fund	$31,767	$32,596	$0	$680	$0	$0	$11,351	$21,916	$0	$0	$0	$0	$0	$0
Target Fund	12,407	12,859	0	0	0	0	0	2,640	0	0	0	0	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

Non-Audit Fees. The following table provides the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years. Less than 50% of the principal accountant’s engagement to audit the registrant’s financial statements for the most recent year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015
Acquiring Fund	$11,351	$21,916	$0	$0	$0	$0	$11,351	$21,916
Target Fund	0	2,640	0	0	0	0	0	2,640

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (1) with the Fund for audit or non-audit services and (2) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (1) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (2) reported to the Audit Committee Chairman for his/her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (3) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Target Fund’s equity securities to file forms reporting their affiliation with the Target Fund and reports of ownership and changes in ownership of the Target Fund’s shares with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Target Fund with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to the Target Fund, the Target Fund believes that its Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Target Fund, no shareholder of the Target Fund owns more than 10% of a registered class of the Target Fund’s equity securities, except as provided above in the section entitled “Shareholders of the Target Fund and the Acquiring Fund.”

Shareholder Proposals

Target Fund

To be considered for presentation at the 2017 annual meeting of shareholders of the Target Fund, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [•]. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the Exchange Act of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to the Target Fund’s by-laws, submit such written notice to the Secretary of the Fund by the later of 45 days prior to the 2017 annual meeting or the tenth business day following the date the 2017 annual meeting is first publicly disclosed. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If shareholders approve the Merger, and the Merger is consummated, the Target Fund will cease to exist and will not hold its 2017 annual meeting. If the Merger is not approved or is not consummated, the Target Fund will hold its 2017 annual meeting of shareholders, expected to be held in March 2017.

Acquiring Fund

The Acquiring Fund generally does not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Acquiring Fund does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the Acquiring Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Proxy Statement/Prospectus Delivery

Please note that only one Proxy Statement/Prospectus may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or as to how to request a single copy if multiple copies of such document are received, shareholders should contact the Target Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meeting, except as described in this Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of the Target Fund entitled to be present and to vote at the Annual Meeting will be available at the offices of the Target Fund, 333 West Wacker Drive, Chicago, Illinois 60606, for inspection by any shareholder of the Target Fund during regular business hours for ten days prior to the date of the Annual Meeting.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters that may properly come before the Annual Meeting if there are present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Annual Meeting without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Target Fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals described in this Proxy Statement/Prospectus except for the proposal relating to the election of Board Members. A signed proxy card or other authorization by a beneficial owner of shares of the Target Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

APPENDIX A

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this [•] day of [•], 2016 by and among Nuveen Investment Trust (the “Acquiring Trust”), a business trust formed under the laws of Massachusetts, on behalf of its separate series Nuveen NWQ Global Equity Income Fund (the “Acquiring Fund”), Nuveen Global Equity Income Fund (the “Target Fund”), a Massachusetts business trust, and NNGEIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund. The Acquiring Trust and the Merger Sub may be referred to herein together as the “Acquiring Fund Parties.” The Acquiring Fund and the Target Fund may be referred to herein as a “Fund” and, collectively, as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund will consist of the merger pursuant to Massachusetts law of the Target Fund with and into the Merger Sub pursuant to which shares of the Target Fund will be converted into newly issued Class A shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) as provided herein, all upon the terms and conditions set forth in this Agreement (the “Merger”).

WHEREAS, the Target Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Acquiring Fund is a separate series of the Acquiring Trust, an open-end management investment company registered under the 1940 Act, and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

MERGER

1.1        MERGER.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Massachusetts law, at the Effective Time (as defined in Section 1.1(e)), the Target Fund shall be merged with and into the Merger Sub, the separate existence of the Target Fund shall cease and the Merger Sub shall be the surviving company in the Merger (sometimes referred to herein as the “Surviving Company”) in accordance with applicable law and shall continue as a wholly-owned subsidiary of the Acquiring Fund. The separate limited liability company existence of the Merger Sub shall continue unaffected and unimpaired by the Merger and, as the Surviving Company, it shall be governed by Massachusetts law.

(a)        At the Effective Time, as a result of the Merger and without any action on the part of the holder of any shares of the Target Fund:

(i)        Each common share of beneficial interest of the Target Fund issued and outstanding immediately prior to the Effective Time (collectively, the “Target Fund Shares”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the number of Acquiring Fund Shares provided for in Section 2.3; and

(ii)        The membership interests in the Merger Sub issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Merger and shall remain as the only issued and outstanding membership interests of the Surviving Company.

(b)        The certificate of organization of the Merger Sub as in effect immediately prior to the Effective Time shall be the certificate of organization of the Surviving Company (the “Certificate of Organization”), unless and until amended in accordance with its terms and applicable law. The operating agreement of the Merger Sub in effect immediately prior to the Effective Time shall be the operating agreement of the Surviving Company (the “LLC Agreement”), unless and until amended in accordance with its terms and applicable law.

(c)        At the Effective Time, the Merger Sub shall continue in existence as the Surviving Company, and without any further action being required, shall succeed to and possess all of the rights, privileges and powers of the Target Fund, and all of the assets and property of whatever kind and character of the Target Fund shall vest in the Merger Sub without further act or deed. The Merger Sub, as the Surviving Company, shall be liable for all of the liabilities and obligations of the Target Fund, and any claim or judgment against the Target Fund may be enforced against the Merger Sub, as the Surviving Company, in accordance with applicable law.

(d)        The Acquiring Fund will issue Acquiring Fund Shares to shareholders of the Target Fund upon the conversion of their Target Fund Shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the shareholders of the Target Fund pursuant to Section 2.3. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with the Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Shares. All Acquiring Fund Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.

(e)        Upon the terms and subject to the conditions of this Agreement, the parties shall cause the Merger to be consummated by filing one or more certificates of merger (collectively, the “Certificate of Merger”) with the Secretary of the Commonwealth of Massachusetts in accordance with Massachusetts law. The Merger shall become effective at such time as the Certificate of Merger is duly filed, or at such subsequent date or time as the Acquiring Fund Parties and the Target Fund shall agree and specify in the Certificate of Merger (the “Effective Time”).

(f)        The Target Fund agrees to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing (as defined in Section 3.1), when the Target Fund’s assets are aggregated with the Acquiring Fund’s assets, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Registration Statement (as defined in Section 5.5). Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of Trustees of the Target Fund (the “Target Fund Board”) or the investment adviser or sub-adviser to the Target Fund, such disposition would adversely affect the status of the Merger as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.2        SHAREHOLDER ACCOUNTS.    Acquiring Fund Shares received in the Merger will not be subject to a front-end or deferred sales charge. Any account minimums of the Acquiring Fund will be waived for shareholders accounts established in connection with the Merger.

1.3        DISSOLUTION, LIQUIDATION AND TERMINATION.    As soon as practicable after the Effective Time, the Merger Sub shall be dissolved and the Acquiring Fund will assume all of the Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and the Merger Sub will distribute to the Acquiring Fund, which will be the sole member of the Merger Sub at such time, all of the assets of the Merger Sub in complete liquidation of its interest in the Merger Sub in accordance with a Plan of Dissolution adopted by the Merger Sub.

1.4        ACCOUNTING AND PERFORMANCE SURVIVOR.    In connection with the transactions contemplated by this Agreement, notwithstanding that the Merger Sub shall be the surviving entity in the Merger, the Acquiring Fund shall be deemed the survivor solely for accounting and performance record purposes.

1.5        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6        REPORTING.    Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which the Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund or its duly appointed agent.

1.7        BOOKS AND RECORDS.    The Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of the Target Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen funds adopted by the Target Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Target Fund Board and the Board of Trustees of the Acquiring Trust (the “Acquiring Fund Board”)).

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Share shall be the net asset value per share for Class A shares computed as of the Valuation Time, using the valuation procedures of the Nuveen funds adopted by the Acquiring Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Target Fund Board and the Acquiring Fund Board).

2.3        SHARES TO BE ISSUED.    As of the Effective Time, each Target Fund Share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund Shares (including fractional shares to three (3) decimal places) equal to one multiplied by the quotient of the net asset value per share of the Target Fund determined in accordance with Section 2.1 divided by the net asset value of an Acquiring Fund Share determined in accordance with Section 2.2. The aggregate net asset value of Acquiring Fund Shares received by the holders of Target Fund Shares (“Target Fund Shareholders”) in the Merger will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund Shares held by the Target Fund Shareholders as of such time.

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of the Target Fund are listed or another exchange on which the portfolio securities of the Funds are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of the Target Fund are listed or elsewhere, the Closing Date shall be postponed until at least the first business day after the day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II (other than Section 2.2) shall be made by or under the direction of the Funds’ fund accounting agent, State Street Bank and Trust Company, in accordance with its regular practice as the accounting agent of the Funds.

ARTICLE III

CLOSINGS AND CLOSING DATE

3.1        CLOSING DATE.    The conditions precedent set forth in Articles VI-VIII herein must be satisfied or waived with respect to both Funds in order for the closing of the Merger to take place. The closing of the Merger (the “Closing”) shall occur on October 7, 2016, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:59 a.m. Central time on the Closing Date. The Closing shall be held as of 7:59 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer identifying all of the Target Fund’s portfolio securities, investments, cash, and any other assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash, and any other assets shall have been delivered in proper form to constitute good delivery thereof to the Acquiring Fund’s custodian on behalf of the Acquiring Fund at the Closing.

3.3        CERTIFICATES OF TRANSFER AGENT.

(a)        The Target Fund shall issue and deliver or cause its transfer agent to issue and to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth the number of Target Fund Shares outstanding as of the Valuation Time and stating that its records contain the names and addresses of all holders of common shares of the Target Fund and the number and percentage ownership of outstanding common shares owned by each Target Fund Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the shareholders of the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the account of the shareholders of the Target Fund on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement. The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or the Merger Sub may reasonably deem necessary or desirable in order to vest and confirm the Merger Sub’s title to and possession of all of the assets of the Target Fund and to otherwise carry out the intent and purpose of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE TARGET FUND.    The Target Fund represents and warrants with respect to the Merger as follows:

(a)        The Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in violation of any provision of the Target Fund’s Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing.

(e)        No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Target Fund other than as have been disclosed to the Acquiring Fund. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of December 31, 2015, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of December 31, 2015, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(i)        The authorized capital of the Target Fund consists of an unlimited number of common shares of beneficial interest, par value $0.01 per share, and an unlimited number of preferred shares of beneficial interest, par value $0.01 per share. No preferred shares are issued and outstanding. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the certificate and records of the Target Fund and its transfer agent as provided to the Acquiring Fund pursuant to Section 3.3(a). The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(j)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets held immediately prior to the Effective Time, and full right, power, and authority to sell,

assign, transfer, and deliver such assets hereunder free and clear of any liens or encumbrances, except those liens and encumbrances to which the Acquiring Fund Parties have received written notice and have not objected, and the Merger Sub will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(k)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund. Subject to approval by its shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The information to be furnished by the Target Fund for use in any no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(o)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND PARTIES.    Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Merger Sub, as applicable, represents and warrants as follows:

(a)        The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust.

(c)        The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement will not result in a violation of, the Acquiring Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)        The Merger Sub is not in violation of, and the execution, delivery and performance of this Agreement will not result in violation of, the Merger Sub’s Certificate of Organization or LLC Agreement or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Merger Sub is a party or by which it is bound.

(f)        No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or the Merger Sub or any of their properties or assets (if any), which, if adversely determined, would result in liability on the part of the Acquiring Fund or the Merger Sub, other than as have been disclosed to the Target Fund. The Acquiring Fund and the Merger Sub know of no facts that might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The financial statements of the Acquiring Fund as of June 30, 2015, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of June 30, 2015, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date not disclosed in such statements.

(h)        The financial statements of the Acquiring Fund as of December 31, 2015 and for the six-month period then ended have been prepared in accordance with generally accepted accounting principles and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of December 31, 2015, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date not disclosed in such statements.

(i)        Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no liabilities of a material nature, contingent or otherwise, of the Acquiring Fund arising after such date. For the purposes of this subsection (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(j)        All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(k)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, on behalf of the Acquiring Fund, and the Merger Sub. This Agreement constitutes a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, and the Merger Sub, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The Acquiring Fund Shares to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(m)        The information to be furnished by the Acquiring Fund and the Merger Sub for use in any no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund and the Merger Sub with respect to the Acquiring Fund and the Merger Sub for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated herein, except such as have been or will be obtained.

(p)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code, (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC.

(q)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to consummate the transactions hereunder.

(r)        All of the issued and outstanding membership interests in the Merger Sub are, and at the Effective Time and on the Closing Date will be, owned by the Acquiring Fund, as the sole member of the Merger Sub, and there are (i) no other membership interests or voting securities of the Merger Sub, (ii) no securities of the Merger Sub convertible into membership interests or voting securities of the Merger Sub and (iii) no options or other rights to acquire from the Merger Sub, and no obligations of the Merger Sub to issue, any membership interests, voting securities or securities convertible into membership interests or voting securities of the Merger Sub.

(s)        Since the date of its organization, the Merger Sub has been disregarded as an entity separate from its owner within the meaning of Section 301.7701-3 of the Treasury Regulations. The Merger Sub has not elected, and will not elect, to be classified, with effect as of or prior to the liquidation of the Merger Sub, as an association taxable as a corporation pursuant to Section 301.7701-3 of the Treasury Regulations.

(t)        All federal, state, local and other tax returns and reports of the Acquiring Fund and Merger Sub required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund and Merger Sub required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s and Merger Sub’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund or Merger Sub, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund or Merger Sub.

ARTICLE V

COVENANTS OF THE FUNDS AND MERGER SUBSIDIARY

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.1(f), and 8.5, the Target Fund will operate its business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    The Target Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        ADDITIONAL INFORMATION.    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.4        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund and the Merger Sub will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement (the “Proxy Statement/Prospectus”). The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement, including the proxy statement and related materials (the “Proxy Materials”) for inclusion therein, in connection with the meetings of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.6        TAX STATUS OF MERGER.    The intention of the parties is that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Merger Sub shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following condition:

6.1        All representations and warranties of the Acquiring Fund Parties contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made at and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) Chief Administrative Officer or Vice President and (ii) Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2        The Acquiring Fund Parties and the Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND PARTIES

The obligations of the Acquiring Fund Parties to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made at and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund a certificate executed in the Target Fund’s name by the Target Fund’s (i) Chief Administrative Officer or Vice President and (ii) Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3        The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Target Fund.

7.4        The Target Fund shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund Parties shall reasonably request.

7.5        Unless otherwise directed by Nuveen Fund Advisors, LLC all contracts of the Target Fund set forth on Schedule 7.5 will be terminated with respect to the Target Fund as of or prior to the Closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment (or waiver by the affected parties) of the following conditions precedent:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Target Fund’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, none of the parties may waive the condition set forth in this Section 8.1.

8.2        The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Target Fund shall have declared prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward). To the extent of any such dividend or dividends, the Target Fund shall establish an escrow account with a third party and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of Target Fund shareholders as of the record date for such dividend. The Target Fund shall not have any rights with respect to the assets held in such escrow account.

8.6        The Target Fund shall have received on the Closing Date an opinion from Vedder Price P.C., and an opinion of Morgan, Lewis & Bockius LLP with respect to matters governed by the laws of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Trust is a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to conduct its business as described in the Proxy Statement/Prospectus.

(b)        The Merger Sub has been formed as a limited liability company and is existing under the laws of the Commonwealth of Massachusetts.

(c)        The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the Proxy

Statement/Prospectus, shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Trust’s Declaration of Trust, By-Laws or Massachusetts law.

(e)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(f)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Trust, Acquiring Fund or Merger Sub of the transactions contemplated herein, except as have been obtained.

(g)        The execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, and Merger Sub, did not, and the consummation by the Acquiring Fund and Merger Sub of the transactions contemplated herein will not, violate the Acquiring Trust’s Declaration of Trust or By-Laws or Merger Sub’s Certificate of Organization or LLC Agreement, respectively.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7        The Acquiring Fund shall have received on the Closing Date an opinion from Vedder Price P.C., and an opinion of Morgan, Lewis & Bockius LLP with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)        The Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to conduct its business, as described in the Proxy Statement/Prospectus.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Fund of the transactions contemplated herein, except as have been obtained.

(d)        With respect to the Target Fund, the execution and delivery of this Agreement by the Target Fund, did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust or By-Laws (assuming the requisite approval of the Target Fund’s shareholders has been obtained in accordance with its Declaration of Trust and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.8        The Funds shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)        No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c)        No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the conversion of all their Target Fund shares solely into Acquiring Fund Shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the merger will be the same as the aggregate basis of the Target Fund shares that were converted into such Acquiring Fund Shares. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the merger will include the period during which the Target Fund shares that were converted into such Acquiring Fund Shares were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the merger.

(f)        The basis of the Target Fund’s assets received by the Merger Sub in the merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger. The holding period of the assets of the Target Fund received by the Merger Sub in the merger will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Merger on the Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on reasonable assumptions and such representations as Vedder Price P.C. may request of the Funds and the Merger Sub. The Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.8.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Merger (whether or not the Merger is consummated) will be borne by the Target Fund, and the Target Fund shall have accrued such expenses as liabilities at or before the Valuation Time. Merger-related expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by the Target Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

The parties agree that no party has made to any other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer, President or any Vice President without further action by the Acquiring Fund Board or the Target Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Acquiring Fund Board or the Target Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the transactions contemplated by this Agreement.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Parties or the Target Fund.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund and the Merger Sub subject to the prior review of each Fund’s and the Merger Sub’s counsel and the authorization of each Fund’s Board of Trustees; provided, however, that following the meeting of the shareholders of the Target Fund called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Fund personally, but shall bind only the property of the Fund, as provided in the Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Acquiring Fund Board and the Target Fund Board and signed by authorized officers of each Fund acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund as provided in the Fund’s Declaration of Trust.

13.6        It is understood and agreed that no Fund shall have any liability for the obligations of the other Fund, and the liabilities of each Fund shall be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN INVESTMENT TRUST, on behalf of Nuveen NWQ Global Equity Income Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

NUVEEN GLOBAL EQUITY INCOME FUND

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

NNGEIF MERGER SUB, LLC

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

Schedule 7.5

Nuveen Global Equity Income Fund (JGV)

•	Amended and Restated Master Custodian Agreement between the Fund and State Street Bank and Trust Company dated July 15, 2015

•	Investment Management Agreement, as amended, between the Fund and Nuveen Fund Advisors, LLC dated October 1, 2014

•	Interim Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC, and NWQ Investment Management Company, LLC, dated August 1, 2016

•	Transfer Agency and Service Agreement between the Fund and State Street Bank and Trust Company dated October 7, 2002.

APPENDIX B

NUVEEN FUND BOARD

AUDIT COMMITTEE CHARTER

I. Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II. Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of

(1)	The accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds;

(2)	The quality and integrity of the financial statements of the Funds;

(3)	The Funds’ compliance with legal and regulatory requirements,

(4)	The independent auditors’ qualifications, performance and independence; and

(5)	Oversight of the Pricing Procedures of the Funds and the Valuation Group.

In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls over financial reporting. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including significant issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and significant accounting estimates and related significant assumptions, or other matters that would need to be communicated under PCAOB Auditing Standard No. 16, Communications with Audit Committees., that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management, as applicable, the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls over financial reporting and any special audit steps adopted in light of significant control deficiencies; and (b) analyses prepared by Fund management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of new or proposed regulatory and accounting standards on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures, including the risk of fraud or error, and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines and anti-fraud programs and controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing the audit results, including any and all communications required by the current auditing standards.

3.	Pre-approving all audit services and permitted non-audit services based on PCAOB Rule 3524 and Rule 3525, as applicable, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with PCAOB Ethics and Independence Rules) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, peer review or PCAOB review or inspection, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit Committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any internal auditors performing services relating to the Funds or to approve any termination or replacement of the Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address and oversee valuation issues, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

12.	Resolving any disagreements between Fund management and the independent auditors regarding financial reporting.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. It is the responsibility of management to prepare the Funds’ financial statements in accordance with generally accepted accounting principles and it is the independent auditor’s responsibility to audit the Funds’ financial statements. Nor is it the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations.

APPENDIX C

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund’s investment objective is a “fundamental” investment policy of the Fund and cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. As defined in the 1940 Act, this phrase means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less.

In addition, the Funds have the fundamental investment restrictions listed below. Except as described below, each Fund may not:

	Acquiring Fund	Target Fund
1.	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

2.	Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating adjustable rate senior loans.

3.	Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.	Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

4.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit a Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, or except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans in which the Fund may invest are considered to be interests in commodities, and this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities.

C-1

	Acquiring Fund	Target Fund
5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).	Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans in which the Fund may invest are considered to be interests in real estate; and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

6.	Issue senior securities, except as permitted under the 1940 Act.	Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares that immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness that immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) set forth above.

7.	Purchase the securities of any issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers whose principal business activities are in the same industry (except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof).	Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term “issuer” shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation.

8.	With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.	With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.
The foregoing restrictions and limitations (except with respect to the limitation set forth in number (1) and (6) which generally apply at the time of issuance of the security or incurrence of the debt) will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

C-2

For purposes of applying the limitations set forth in numbers (1) and (6) above to the Acquiring Fund, under the 1940 Act as currently in effect, an open-end investment company is not permitted to issue senior securities, except that an open-end investment company may borrow from any bank if immediately after such borrowing the value of the fund’s total assets is at least 300% of the principal amount of all of the fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. No exemptive orders have been issued with respect to the limitation set forth in number (1).

For purposes of applying the limitation set forth in number (3) above, there are no limitations with respect to unsecured loans made by a Fund to an unaffiliated party. However, if a Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan. No exemptive orders have been issued with respect to the limitation set forth in number (3).

For purposes of applying the limitation set forth in number (7) above, issuers of the following securities will not be considered to be members of any industry: securities of the U.S. government and its agencies or instrumentalities; except as set forth in the following sentence, securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. To the extent that the income from a municipal bond is derived from a specific project, the securities will be deemed to be from the industry of that project. This limitation also does not place a limit on investment in issuers domiciled in a single jurisdiction or country.

For the purpose of applying the limitation set forth in subparagraph (8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

Under the 1940 Act, a Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, a Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets

C-3

so invested. Shareholders of a Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, the Funds are also subject to the following non-fundamental restrictions and policies, as applicable, which may be changed by the Fund’s Board.

The Target Fund may not:

(1)    Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)    Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. The Fund will rely on representations of Borrowers in loan agreements in determining whether such Borrowers are investment companies.

(3)    Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

The Acquiring Fund may not:

(1)    Invest more than 15% of its net assets in illiquid securities.

(2)    Invest directly in futures, options on futures and swaps to the extent that the Adviser would be required to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator. See “Investment Policies and Techniques—Derivatives—Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps” in the Acquiring Fund’s Prospectus.

(3)    Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

For purposes of number (1) above, the Acquiring Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of the Acquiring Fund’s net assets are invested in illiquid securities, the Acquiring Fund will reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity. “Illiquid securities” will have the same meaning as given in guidance provided by the staff of the SEC.

C-4

APPENDIX D

FORM OF NEW SUB-ADVISORY AGREEMENT

AGREEMENT effective as of this      day of              2016 by and between Nuveen Fund Advisors, LLC, a Delaware limited liability company and a federally registered investment adviser (“Manager”), and NWQ Investment Management Company, LLC, a Delaware limited liability company and a federally registered investment adviser (“Sub-Adviser”).

WHEREAS, Manager serves as the investment manager for the Nuveen Global Equity Income Fund (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) pursuant to an Investment Management Agreement between Manager and the Fund (as such agreement may be modified from time to time, the “Management Agreement”); and

WHEREAS, Manager desires to retain Sub-Adviser to furnish investment advisory services for a certain designated portion of the Fund’s investment portfolio, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Appointment. Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.	Services to be Performed. Subject always to the supervision of Fund’s Board of Trustees and the Manager, Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund’s investment portfolio, all on behalf of the Fund and as described in the Fund’s initial registration statement on Form N-2 as declared effective by the Securities and Exchange Commission, consistent with the investment objectives and restrictions of the Fund described therein and as they may subsequently be changed by the Fund’s Board of Trustees and publicly described and as the Sub-Adviser is notified of such changes. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund’s investments in securities selected for the Fund by the Sub-Adviser hereunder, and will comply with the provisions of the Fund’s Declaration of Trust and By-laws, as amended from time to time, and the investment objectives, policies and restrictions of the Fund, to the extent the Sub-Adviser has been notified of such objectives, policies and restrictions. Manager will provide Sub-Adviser with current copies of the Fund’s Declaration of Trust, By-laws, prospectus and any amendments thereto, and any written objectives, policies, procedures or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Manager with respect to the implementation of such program.

Manager shall arrange for the Fund’s custodian to forward to Sub-Adviser or Sub-Adviser’s designated proxy agent on a timely basis copies of all proxies and shareholder communications relating to securities in which assets of the Fund’s investment portfolio are invested. The Sub-Adviser will vote all such proxies delivered to Sub-Adviser or Sub-Adviser’s designated proxy agent consistent with the Sub-Adviser’s proxy voting guidelines and the best interests of the Fund. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and upon reasonable request will provide a report setting forth the proposals voted on and how the Fund’s shares were voted, including the name of the corresponding issuers.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions that another broker or dealer may charge for the same transaction, provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Manager, Sub-Adviser or any affiliated person of the Fund, Manager, or Sub-Adviser, except as may be permitted under the 1940 Act.

Sub-Adviser further agrees that it:

a)	will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

b)	will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

c)

will report regularly to Manager and to the Board of Trustees of the Fund and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund with respect to the portion of the Fund’s portfolio allocated to the Sub-Adviser, the performance of the Fund’s investment portfolio allocated to the Sub-Adviser in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Manager;

d)	will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify Manager promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Fund’s securities are priced on a given day) that may materially impact the pricing of one or more securities in Sub-Adviser’s portion of the portfolio. In addition, Sub-Adviser will assist Manager in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities; and

e)	will prepare such books and records with respect to the Fund’s securities transactions for the portion of the Fund’s investment portfolio allocated to the Sub-Adviser as reasonably requested by the Manager and will furnish Manager and Fund’s Board of Trustees such periodic and special reports as the Board or Manager may reasonably request.

f)	The Sub-Adviser is prohibited from consulting with any other sub-adviser of the Fund or any other sub-adviser to a fund under common control with the Fund, if any, concerning transactions of the Fund in securities or other assets.

3.	Representations of Manager. Manager hereby represents that it:

a)	is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

b)	is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services to the Fund;

c)	has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, or the applicable licensing requirements for the use of any trademarks necessary to be met in order to perform investment advisory services for the Fund; and

d)	will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Manager from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

4.	Representations of Sub-Adviser. Sub-Adviser hereby represents that it:

a)	is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

b)	is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services to the Fund;

c)	has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform investment advisory services for the Fund; and

d)	will immediately notify the Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

5.	Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions and other related expenses) purchased for the Fund.

6.	Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee calculated based on the Sub-Adviser’s allocation of Fund net assets (including net assets attributable to Fund Preferred Shares and the principal amount of any borrowings) in accordance with the following schedule:

Daily Net Assets	Sub-Adviser’s Annual Fee Rate
Up to $500 million	0.4125%
$500 million to $1 billion	0.4000%
$1 billion to $1.5 billion	0.3875%
$1.5 billion to $2 billion	0.3750%
In excess of $2 billion	0.3625%

The portfolio management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund allocated to the Sub-Advisor, determined in the manner established by the Fund’s Board of Trustees, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

Manager shall not agree to amend the financial terms of the Expense Reimbursement Agreement or the Management Agreement to the detriment of the Sub-Adviser by operation of this Section 6 without the express written consent of the Sub-Adviser.

7.

Services to Others. Manager understands, and has advised Fund’s Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to other investment portfolios including investment companies, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised Fund’s Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised Fund’s Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Fund. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts.

8.	Limitation of Liability. The Sub-Adviser shall not be liable for, and Manager will not take any action against the Sub-Adviser to hold Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

9.	Term; Termination; Amendment. This Agreement shall become effective with respect to the Fund on the same date that it is approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and shall remain in full force until August 1, 2017 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to the Fund, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager on no less than sixty (60) days’ written notice to the Sub-Adviser. This Agreement may be terminated at any time without the payment of any penalty by the Sub-Adviser on no less than sixty (60) days’ written notice to the Manager. This Agreement may also be terminated by the Fund with respect to the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund on no less than sixty (60) days’ written notice to the Sub-Adviser by the Fund.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the representations of the Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to the effective date of such termination. This Agreement shall automatically terminate in the event the Management Agreement between the Manager and the Fund is terminated, assigned or not renewed.

10.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party

If to the Manager:	If to the Sub-Adviser:

Nuveen Fund Advisors, LLC	NWQ Investment Management Company, LLC
333 West Wacker Drive	2049 Century Park East, Suite 1600
Chicago, Illinois 60606	Los Angeles, CA 90067

Attention: William Adams IV	Attention: General Counsel

With a copy to:

Nuveen Investments, Inc.

333 West Wacker Drive

Chicago, Illinois 60606

Attention: General Counsel

or such address as each such party may designate for the receipt of such notice.

11.	Limitations on Liability. All parties hereto are expressly put on notice of the Fund’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. The obligations of the Fund entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

12.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 9 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company		NWQ INVESTMENT MANAGEMENT COMPANY, LLC, a Delaware limited liability company

By:		By:
Title:	Managing Director	Title:

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	JGV 0916

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on September 16, 2016

Please detach at perforation before mailing.

NUVEEN GLOBAL EQUITY INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2016	PROXY

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Global Equity Income Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen L. Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Global Equity Income Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on September 16, 2016, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Global Equity Income Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	JGV_28022_072516

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Global Equity Income Fund

Shareholders Meeting to Be Held on September 16, 2016.

The Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Board Members:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Class I: 01. William C. Hunter 02. Judith M. Stockdale 03. Carole E. Stone 04. Margaret L. Wolff	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

		FOR	AGAINST	ABSTAIN
2.	To approve an Agreement and Plan of Merger pursuant to which Nuveen Global Equity Income Fund (the “Target Fund”) will merge with and into NNGEIF Merger Sub, LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of Nuveen NWQ Global Equity Income Fund (the “Acquiring Fund”), a series of Nuveen Investment Trust, with shares of the Target Fund being converted into newly issued shares of the Acquiring Fund.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and NWQ Investment Management Company, LLC with respect to Nuveen Global Equity Income Fund.	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

JGV_28022_072516

SUBJECT TO COMPLETION,

DATED AUGUST 5, 2016

STATEMENT OF ADDITIONAL INFORMATION

relating to the merger of NUVEEN GLOBAL EQUITY INCOME FUND with and into a wholly-owned subsidiary of NUVEEN NWQ GLOBAL EQUITY INCOME FUND, a series of Nuveen Investment Trust

333 West Wacker Dr. Chicago, Illinois 60606 Telephone: (312) 917-7700

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated [•], 2016 for use in connection with the annual meeting of shareholders (the “Annual Meeting”) of Nuveen Global Equity Income Fund (the “Target Fund”) to be held on September 16, 2016. At the Annual Meeting, shareholders of the Target Fund will be asked to approve, among other things, the proposed merger (the “Merger”) of the Target Fund with and into a wholly-owned subsidiary of Nuveen NWQ Global Equity Income Fund (the “Acquiring Fund”), an open-end management investment company and a series of Nuveen Investment Trust (the “Trust”), as described in the Proxy Statement/Prospectus. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Target Fund at the address shown above or by calling (800) 257-8787. Capitalized terms used herein that are not defined have the same meaning as in the Proxy Statement/Prospectus.

Further information about the Acquiring Fund is contained in the Fund’s Statement of Additional Information. The Acquiring Fund’s Statement of Additional Information, dated October 31, 2015, as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the Acquiring Fund. No other parts are incorporated by reference herein.

The unaudited pro forma financial information is intended to present the financial condition and related results of operations of the Acquiring Fund (1) as if the Merger had been consummated on December 31, 2015 and (2) as if both the Merger and the subsequent reorganizations of each of Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds Value Opportunities Fund (each, an “Acquired Mutual Fund” and collectively, the “Acquired Mutual Funds”) into the Acquiring Fund (each, a “Subsequent Reorganization” and collectively, the “Subsequent Reorganizations”) had been consummated on December 31, 2015.

The audited financial statements and related independent registered public accounting firm’s report for the Target Fund are contained in the Target Fund’s Annual Report for the fiscal year ended December 31, 2015, which is incorporated herein by reference only insofar as it relates to the Target Fund. The SEC file number for the Target Fund’s Annual Report is File No. 811-21903. The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund are contained in the Acquiring Fund’s Annual Report for the fiscal year ended June 30, 2015, and the unaudited financial statements for the Acquiring Fund are contained in the Acquiring Fund’s Semi-Annual Report for the six-month period ended December 31, 2015, each of which is incorporated herein by reference only insofar as it relates to the Acquiring Fund. The SEC file number for the Acquiring Fund’s Annual and Semi-Annual Reports is File No. 811-07619. No other parts of the Funds’ Annual Reports or Semi-Annual Reports are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm’s report for Nuveen Tradewinds Global All-Cap Fund, a series of Nuveen Investment Trust II, are contained in that Acquired Mutual Fund’s Annual Report for the fiscal year ended July 31, 2015, and the unaudited financial statement for Nuveen Tradewinds Global All-Cap Fund are contained in that Acquired Mutual Fund’s Semi-Annual Report for the six-month period ended January 31, 2016, each of which is incorporated herein by reference only insofar as it relates to Nuveen Tradewinds Global All-Cap Fund. The SEC file number for Nuveen Tradewinds Global All-Cap Fund’s Annual and Semi-Annual Reports is File No. 811-08333. The audited financial statements and related independent registered public accounting firm’s report for Nuveen Tradewinds Value Opportunities Fund, a series of the Trust, are contained in that Acquired Mutual Fund’s Annual Report for the fiscal year ended June 30, 2015, and the unaudited financial statement for Nuveen Tradewinds Value Opportunities Fund are contained in that Acquired Mutual Fund’s Semi-Annual Report for the six-month period ended December 31, 2015, each of which is incorporated herein by reference only insofar as it relates to Nuveen Tradewinds Value Opportunities Fund. The SEC file number for Nuveen Tradewinds Value Opportunities Fund’s Annual and Semi-Annual Reports is File No. 811-08333. No other parts of the Acquired Mutual Funds’ Annual Reports or Semi-Annual Reports are incorporated by reference herein.

The date of this Statement of Additional Information is [•], 2016.

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

I. Pro Forma Financial Information (Unaudited)—Merger Only

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Merger had been consummated. The closing of the Merger is contingent upon certain conditions being satisfied or waived, including that shareholders of the Target Fund must approve the Merger. If the Target Fund does not obtain the requisite approval or other closing conditions are not satisfied or waived, the closing will not occur. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and Acquiring Fund as of December 31, 2015. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and the Acquiring Fund, which are available in their respective annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Merger

Note 1—Merger

The unaudited pro forma information has been prepared to give effect to the proposed merger of the Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Merger (the “Plan”) as of the beginning of the period indicated in the table below.

Target Fund	Acquiring Fund	12-Month Period Ended
Nuveen Global Equity Income Fund	Nuveen NWQ Global Equity Income Fund	December 31, 2015

Note 2—Basis of Pro Forma

The Merger will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a direct result of the Merger. The Target Fund is a registered closed-end management investment company and the Acquiring Fund is a series of a registered open-end management investment company. The Merger will be accomplished pursuant to an Agreement and Plan Merger (the “Plan”) under which the Target Fund will be merged into a wholly-owned subsidiary of the Acquiring Fund. By operation of state law, all of the assets and liabilities of the Target Fund will become the assets and liabilities of the subsidiary as of the Effective Time (as defined in the Plan) of the Merger. Common shares of the Target Fund will be converted into Class A shares of the Acquiring Fund as of the Effective Time. The pro forma financial information has been adjusted to reflect the Merger costs discussed in Note 4 and reflects an estimated reduction in the assets of the Target Fund as of December 31, 2015 of $138,147,697 as a result of potential redemptions following the Merger. Additionally, information for the Acquiring Fund and for the Combined Fund Pro Forma has been adjusted to reflect the management fee schedule and fee waivers and/or expense reimbursements that went into effect on June 1, 2016. Shareholders of the Target Fund would have received 3,634,595 Class A shares of the Acquiring Fund if the Merger were to have taken place on December 31, 2015.

In accordance with accounting principles generally accepted in the United States of America, the Merger will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets Applicable to Common Shares	As-of Date
Acquiring Fund	$3,933,515	December 31, 2015
Target Fund(1)	$230,831,162	December 31, 2015
Combined Fund Pro Forma	$96,031,980	December 31, 2015

(1)	Before the estimated reduction of $585,000 of Merger costs and $138,147,697 of potential redemptions following the Merger.

Note 3—Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses assuming the Merger had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Target Fund in connection with the Merger. Percentages presented below are the increase (decrease) in expenses divided by the net assets of the Combined Fund Pro Forma presented in Note 2. Average Net Assets reflect an estimated reduction in the average net assets of the Target Fund for the 12 months ended December 31, 2015 of $158,693,858 as a result of potential redemptions. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Merger.

	Fee and Expense Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Shareholder servicing agent fees(1)	$64,861	0.07%
Fee waiver/expense reimbursement(2)	61,159	0.06%
Management fees(3)	(1,794,016)	-1.87%
Custodian fees(4)	(96,398)	-0.10%
Investor Relations(4)	(76,975)	-0.08%
Professional fees(4)	(66,507)	-0.07%
Shareholder reporting expenses(4)	(34,756)	-0.04%
Other(4)	(10,179)	-0.01%
Stock exchange listing fees(4)	(7,947)	-0.01%
Trustees fees(4)	(5,252)	-0.01%

Total Pro Forma Net Expense Adjustment	$(1,966,010)	-2.05%

(1)	Reflects the expected increase in expenses due to the creation of new shareholder accounts.
(2)	Reflects a decrease in expense reimbursements. Fee waivers and/or expense reimbursements of the Acquiring Fund and the Combined Fund Pro Forma reflect the agreement that went into effect on June 1, 2016.
(3)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates following the Merger to the Combined Fund Pro Forma’s average net assets. Management fees of the Acquiring Fund and the Combined Fund Pro Forma reflect the Acquiring Fund fee schedule that went into effect on June 1, 2016. The Combined Fund Pro Forma’s average net assets reflect an estimated reduction in the average net assets of the Target Fund for the 12 months ended December 31, 2015 of $158,693,858 as a result of potential redemptions following the Merger.
(4)	Reflects the anticipated reduction of certain duplicative expenses or expenses no longer incurred as a result of the Merger.

No significant accounting policies will change as a result of the Merger, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Merger.

Note 4—Merger Costs

The Merger costs (whether or not the Merger is consummated) will be borne by the Target Fund and are estimated to be $585,000. These costs represent the estimated nonrecurring expenses of the Target Fund in carrying out its obligations under the Plan and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Merger to be borne by the Target Fund. The Acquiring Fund will not be charged any expenses in connection with the Merger. The Combined Fund Pro Forma information included in Note 2 has been adjusted for costs related to the Merger to be borne by the Target Fund. Merger costs do not include any commissions that would be incurred due to portfolio realignment.

If the Merger had occurred as of December 31, 2015, the Acquiring Fund would not have been required to dispose of securities of the Target Fund in order to comply with its investment policies and restrictions, and would not have sold any material portion (i.e., more than 5% of the Target Fund’s assets) of the securities in the Target Fund’s portfolio solely as a result of the Merger.

Note 5—Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Acquiring Fund.

Note 6—Capital Loss Carryforward

As of December 31, 2015, the Target Fund had $45,120,197 of unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

II. Pro Forma Financial Information (Unaudited)—Merger and Subsequent Reorganizations

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Merger and the Subsequent Reorganizations had been consummated. The closing of the Merger is contingent upon certain conditions being satisfied or waived, including that shareholders of the Target Fund must approve the Merger. If the Target Fund does not obtain the requisite approval or other closing conditions are not satisfied or waived, the closing will not occur. The closing of each Subsequent Reorganization is subject to the satisfaction or waiver of customary closing conditions, including that shareholders of the applicable Acquired Mutual Fund must approve the applicable Subsequent Reorganization. If an Acquired Mutual Fund does not obtain the requisite approval or other closing conditions are not satisfied or waived, the closing of that Acquired Mutual Fund’s Subsequent Reorganization will not occur. The closings of the Merger and the Subsequent Reorganizations are not contingent upon each other. There is no assurance that the Subsequent Reorganizations will be consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund, the Acquired Mutual Funds and the Acquiring Fund as of December 31, 2015. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund, the Acquired Mutual Funds and the Acquiring Fund, which are available in their respective annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Merger and the Subsequent Reorganizations

Note 1—Merger and Subsequent Reorganizations

The unaudited pro forma information has been prepared to give effect to the proposed merger of the Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Merger (the “Plan”) and the proposed reorganization of each Acquired Mutual Fund into the Acquiring Fund pursuant to the agreement and plan of reorganization governing the applicable Subsequent Reorganization as of the beginning of the period indicated in the table below.

Fund to be Acquired	Acquiring Fund	12-Month Period Ended
Nuveen Global Equity Income Fund	Nuveen NWQ Global Equity Income Fund	December 31, 2015
Nuveen Tradewinds Global All-Cap Fund	Nuveen NWQ Global Equity Income Fund	December 31, 2015
Nuveen Tradewinds Value Opportunities Fund	Nuveen NWQ Global Equity Income Fund	December 31, 2015

Note 2—Basis of Pro Forma

The Merger and each Subsequent Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a direct result of the Merger or either Subsequent Reorganization. The Target Fund is a registered closed-end management investment company and the Acquiring Fund is a series of a registered open-end management investment company. Each Acquired Mutual Fund is a series of a registered open-end management investment company. The Merger will be accomplished pursuant to an Agreement and Plan Merger (the “Plan”) under which the Target Fund will be merged into a wholly-owned subsidiary of the Acquiring Fund. By operation of state law, all of the assets and liabilities of the Target Fund will become the assets and liabilities of the subsidiary as of the Effective Time (as defined in the Plan) of the Merger. Common shares of the Target Fund will be converted into Class A shares of the Acquiring Fund as of the Effective Time. Each Subsequent Reorganization will be accomplished by the acquisition of all the assets and the assumption of all the liabilities of an Acquired Mutual Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund, followed by the distribution of such shares to the Acquired Mutual Fund’s shareholders in complete liquidation of the Acquired Mutual Fund. The pro forma financial information has been adjusted to reflect the Merger costs discussed in Note 4 and reflects an estimated reduction in the assets of the Target Fund as of December 31, 2015 of $138,147,697 as a result of potential redemptions following the Merger. The pro forma financial information has also been adjusted to reflect the assumption that Nuveen Tradewinds Value Opportunities Fund distributes its undistributed net investment income of $411,995 and accumulated net realized gains of $1,554,039 to its shareholders, prior to its Subsequent Reorganization. Based on current expense levels, it is anticipated that the Acquired Mutual Funds’ expenses will exceed their expense caps and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) or an affiliate will reimburse all of the Subsequent Reorganization expenses charged to the Acquired Mutual Funds. Therefore the pro forma financial information has not been adjusted to reflect the costs of the Subsequent Reorganizations as discussed in Note 4. Additionally, information for the Acquiring Fund and the Acquired Mutual Funds and for the Combined Fund Pro Forma has been adjusted to reflect the management fee schedule and fee waivers and/or expense reimbursements that went into effect on June 1, 2016. The tables below show the number of shares of each class that shareholders of the Target Fund and each Acquired Mutual Fund would have received had the Merger and each Subsequent Reorganization occurred at the end of the 12-month period indicated in Note 1.

Target Fund Share Class	Acquiring Fund Shares Issued	Acquiring Fund Share Class
Common	3,634,595	Class A

Nuveen Tradewinds Global All-Cap Fund Share Class	Acquiring Fund Shares Issued	Acquiring Fund Share Class
Class A	1,110,314	Class A
Class C	1,074,111	Class C
Class R3	15,342	Class R3
Class I	1,533,339	Class I

Nuveen Tradewinds Value Opportunities Fund Share Class	Acquiring Fund Shares Issued	Acquiring Fund Share Class
Class A	3,573,710	Class A
Class C	3,184,059	Class C
Class R3	89,654	Class R3
Class I	4,563,706	Class I

In accordance with accounting principles generally accepted in the United States of America, the Merger and each Subsequent Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from the Target Fund and each Acquired Mutual Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets	As-of Date
Target Fund(1)	$230,831,162	December 31, 2015
Nuveen Tradewinds Global All-Cap Fund	$94,585,691	December 31, 2015

Fund	Net Assets	As-of Date
Nuveen Tradewinds Value Opportunities Fund	$291,090,418	December 31, 2015
Acquiring Fund	$3,933,515	December 31, 2015
Combined Fund Pro Forma	$479,742,055	December 31, 2015

(1)	Before the estimated reduction of $585,000 of Merger costs and $138,147,697 of potential redemptions following the Merger.

Note 3—Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses assuming the Merger and the Subsequent Reorganizations had taken place on December 31, 2015. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund, each Acquired Mutual Fund and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Target Fund in connection with the Merger. Percentages presented below are the increase (decrease) in expenses divided by the net assets of the Combined Fund Pro Forma presented in Note 2. Average Net Assets reflect an estimated reduction in the average net assets of the Target Fund for the 12 months ended December 31, 2015 of $158,693,858 as a result of potential redemptions. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Merger and the Subsequent Reorganizations.

	Fee and Expense Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Fee waiver/expense reimbursement(1)	$122,233	0.03%
Shareholder servicing agent fees(2)	64,861	0.01%
Management fees(3)	(1,859,217)	-0.39%
Custodian fees(4)	(214,851)	-0.04%
Professional fees(4)	(118,994)	-0.02%
Shareholder reporting expenses(4)	(87,790)	-0.02%
Investor Relations(4)	(76,975)	-0.02%
Other(4)	(21,817)	-0.00	%(5)
Stock exchange listing fees(4)	(7,947)	-0.00	%(5)
Trustees fees(4)	(5,252)	-0.00	%(5)

Total Pro Forma Net Expense Adjustment	$(2,205,749)	-0.46%

(1)	Reflects a decrease in expense reimbursements. Fee waivers and/or expense reimbursements of the Acquiring Fund and the Combined Fund Pro Forma reflect the agreement that went into effect on June 1, 2016.
(2)	Reflects the expected increase in expenses due to the creation of new shareholder accounts.
(3)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates following the Merger and the Subsequent Reorganizations to the Combined Fund Pro Forma’s average net assets. Management fees of the Acquiring Fund and the Combined Fund Pro Forma reflect the Acquiring Fund fee schedule that went into effect on June 1, 2016. The Combined Fund Pro Forma’s average net assets reflect an estimated reduction in the average net assets of the Target Fund for the 12 months ended December 31, 2015 of $158,693,858 as a result of potential redemptions following the Merger.
(4)	Reflects the anticipated reduction of certain duplicative expenses or expenses no longer incurred as a result of the Merger.
(5)	Rounds to less than -0.01%.

No significant accounting policies will change as a result of the Merger or the Subsequent Reorganizations, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Merger or the Subsequent Reorganizations.

Note 4—Costs of Merger and Subsequent Reorganizations

The Merger costs (whether or not the Merger is consummated) will be borne by the Target Fund and are estimated to be $585,000. These costs represent the estimated nonrecurring expenses of the Target Fund in carrying out its obligations under the Plan and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Merger to be borne by the Target Fund. The Acquiring Fund will not be charged any expenses in connection with the Merger. The pro forma financial information included in Note 2 has been adjusted for costs related to the Merger to be borne by the Target Fund. Merger costs do not include any commissions that would be incurred due to portfolio realignment.

If the Merger had occurred as of December 31, 2015, the Acquiring Fund would not have been required to dispose of securities of the Target Fund in order to comply with its investment policies and restrictions, and would not have sold any material portion (i.e., more than 5% of the Target Fund’s assets) of the securities in the Target Fund’s portfolios solely as a result of the Merger.

The costs of the Subsequent Reorganizations are estimated to be approximately $340,000. However, because expenses of the Acquired Mutual Funds are expected to exceed their expense caps, it is anticipated that Nuveen Fund Advisors or an affiliate will reimburse all Subsequent Reorganization costs that would otherwise be charged to the Acquired Mutual Funds, whether or not the Subsequent Reorganizations are consummated. In addition, the Acquiring Fund is not expected to experience any cost savings due to the Subsequent Reorganizations and thus is not expected to be allocated any Subsequent Reorganization costs. Therefore, the pro forma financial information included in Note 2 has not been adjusted for any costs related to the Subsequent Reorganizations. Subsequent Reorganization costs do not include any commissions that would be incurred due to portfolio realignment.

If the Subsequent Reorganizations had occurred as of December 31, 2015, the Acquiring Fund would not have been required to dispose of any material portion of the securities of Nuveen Tradewinds Global All-Cap Fund (i.e., less than 5%) in order to remain compliant with the Acquiring Fund’s investment policies and restrictions. With respect to Nuveen Tradewinds Value Opportunities Fund, the Acquiring Fund does not expect to dispose of any material portion of the securities of Nuveen Tradewinds Value Opportunities Fund in order to remain compliant with the Acquiring Fund’s investment policies and restrictions, taking into account the repositioning by Nuveen Tradewinds Value Opportunities Fund in connection with the sub-adviser change as of August 1, 2016 and that Acquired Mutual Fund’s investment policy to take effect following shareholder approval of its Subsequent Reorganization.

Note 5—Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Acquiring Fund.

Note 6—Capital Loss Carryforward

As of December 31, 2015, the Target Fund had $45,120,197 of unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any, and Nuveen Tradewinds Global All-Cap Fund had $189,462,683 of unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. For both Funds, the capital losses are not subject to expiration. Nuveen Tradewinds Value Opportunities Fund and the Acquiring Fund did not have any unused capital loss carry forwards as of December 31, 2015.

OTHER INFORMATION

Additional Information About the Funds

Portfolio Managers

James T. Stephenson, CFA, and Thomas J. Ray, CFA, are responsible for the day-to-day implementation of the investment strategies of the Target Fund and the Acquiring Fund.

Compensation

NWQ’s portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm’s executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. Each portfolio manager’s performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm’s overall annual profitability and the individual portfolio manager’s contribution as measured by the overall investment performance of client portfolios in the strategy they manage relative to the strategy’s general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic.

Additionally, certain portfolio managers have been provided compensation in conjunction with signing long-term employment agreements. Finally, certain key employees of NWQ have received long-term equity awards tied to the performance and growth of NWQ.

Other Accounts Managed

In addition to the Funds, as of May 31, 2016, the portfolio managers were also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance- Based Fees
James T. Stephenson	Registered Investment Companies	3	$2.8 million	0	$0
	Other Pooled Investment Vehicles	1	1.0 million	0	0
	Other Accounts	94	16.6 million	0	0
Thomas J. Ray	Registered Investment Companies	6	1.4 billion	0	0
	Other Pooled Investment Vehicles	2	102.5 million	0	0
	Other Accounts	3,445	1.0 billion	0	0

Conflicts of Interest. Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•

With respect to many of its clients’ accounts, NWQ determines which broker to utilize when placing orders for execution, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate transactions for certain accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of other accounts. NWQ seeks to minimize market impact by using its discretion in releasing orders in a manner which seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

•

Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities. The following table sets forth the dollar range of equity securities beneficially owned by the Target Fund’s portfolio manager as of May 31, 2016:

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in the Fund
James T. Stephenson	Target Fund	None
	Acquiring Fund	$10,001 - $50,000
Thomas J. Ray	Target Fund	None
	Acquiring Fund	$1 - $10,000

Code of Ethics

The Funds, the Adviser, NWQ and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and with respect to the Adviser and the Sub-Adviser, Rule 204A-1 under the Investment Advisers Acts of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Funds’ securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Funds, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Trustees and could result in severe penalties.

Proxy Voting Policies

Each Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

A member of each Fund’s management team is responsible for oversight of the Fund’s proxy voting process. With regard to equity securities, NWQ has engaged the services of Institutional Shareholder Services Inc. (“ISS”) to make recommendations on the voting of proxies relating to securities held by the Funds and managed by NWQ. ISS provides voting recommendations based upon established guidelines and practices. See “ISS Standard Proxy Voting Guidelines” below. NWQ reviews and frequently follows ISS recommendations. However, on selected issues, NWQ may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the applicable Fund. If NWQ manages the assets of a company or its pension plan and any of NWQ’s clients hold any securities of that company, NWQ will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. Where a material conflict of interest has been identified by NWQ and ISS does not offer a recommendation on the matter, NWQ shall disclose the conflict and NWQ’s Proxy Voting Committee shall determine the manner in which to vote and notify the Fund’s Board of Trustees or its designated committee.

Although NWQ has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, NWQ does not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of its investment products) or the directors, officers and employees of such affiliates. Therefore, NWQ is unable to consider such information when determining whether there are material conflicts of interests.

ISS Standard Proxy Voting Guidelines (excerpted from published ISS materials). The ISS Standard Proxy Voting Guidelines address a wide variety of topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation that reflects ISS’ application of the ISS Standard Proxy Voting Guidelines to the particular proxy issues.

When developing recommendations on management and shareholder proposals at publicly traded companies, ISS relies on four key voting principles: accountability, stewardship, independence and transparency. These principles guide ISS when assisting institutional investors with meeting their fiduciary requirements, with respect to voting, by promoting long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices. These practices should respect shareholder rights and provide appropriate transparency, taking into account relevant laws, customs and best practice codes of each market and region, as well as the right and responsibility of shareholders to make informed voting decisions.

ISS applies the following considerations when making recommendations based on the four voting principles:

•

Accountability. Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors. Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications. Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and a vote on takeover defenses. In addition, shareholders’ voting rights should be proportional to their economic interest in the company; each share should have one vote. In general, a simple majority vote should be required to change a company’s governance provisions or to approve transactions.

•

Stewardship. A company’s governance, social, and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company’s long-term value creation. Issuers and investors should recognize constructive engagement as both a right and responsibility.

•

Independence. Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management’s performance and remuneration, for the benefit of all shareholders. Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.

•

Transparency. Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions, and effectively engage with companies on substantive matters that impact shareholders’ long-term interests in the company.

Voted Proxies. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

Mutual Funds

Prospectus

July 8, 2016

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen NWQ Global Equity Fund	NGEAX	NGECX	—	NGEIX
Nuveen NWQ Global Equity Income Fund	NQGAX	NQGCX	NQGRX	NQGIX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC OR GOVERNMENT INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

Section 1    Fund Summaries

Nuveen NWQ Global Equity Fund

Investment Objective

The investment objective of the Fund is to provide investors with long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 23 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 25 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-66 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees[3]	0.71%	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[3]	9.55%	9.46%	9.31%
Total Annual Fund Operating Expenses	10.51%	11.17%	10.02%
Fee Waivers and/or Expense Reimbursements[3,4]	(9.40)%	(9.31)%	(9.16)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.11%	1.86%	0.86%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Management Fees, Other Expenses and Fee Waivers and/or Expense Reimbursements have been restated to reflect current contractual fees.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2017 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the contractual fee waivers currently in place are not renewed beyond October 31, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$682	$189	$88	$682	$189	$88
3 Years	$2,441	$2,162	$1,876	$2,441	$2,162	$1,876
5 Years	$4,222	$4,114	$3,708	$4,222	$4,114	$3,708
10 Years	$7,884	$8,034	$7,543	$7,884	$8,034	$7,543

2

Section 1    Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended June 30, 2015, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. securities and invests in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets.

The Fund may invest in equity securities issued by companies of any market capitalization, including small- and mid-capitalization companies.

The Fund may utilize derivatives, including currency options, currency futures and options on such futures, and currency forwards.The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

The Fund’s sub-adviser employs a rigorous, bottom-up research-focused investment process that seeks to identify undervalued companies with positive risk/reward characteristics it believes will be present over an extended time, regardless of interim fluctuations. The sub-adviser may choose to sell securities or reduce positions if it feels that a company no longer possesses favorable risk/reward characteristics, attractive valuations or a catalyst.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Cybersecurity Risk—Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Smaller Company Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the

Section 1    Fund Summaries

3

market averages in general. It may be difficult to sell small-cap stocks at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Value Stock Risk—The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the Fund’s performance for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of March 31, 2016 was -2.06%. The performance of the other share classes will differ due to their different expense structures.

During the one-year period ended December 31, 2015, the Fund’s highest and lowest quarterly returns were 5.12% and -9.68%, respectively, for the quarters ended March 31, 2015 and September 30, 2015.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2015
	Inception Date	1 Year	Since Inception
Class A (return before taxes)	4/1/14	(5.77)%	(2.56)%
Class A (return after taxes on distributions)		(5.97)%	(2.78)%
Class A (return after taxes on distributions and sale of Fund shares)		(3.10)%	(1.94)%
Class C (return before taxes)	4/1/14	(0.79)%	0.02%
Class I (return before taxes)	4/1/14	0.29%	1.05%
MSCI World Index[1] (reflects no deduction for fees, expenses or taxes)		(0.87)%	1.21%
Lipper Global Multi-Cap Value Funds Category Average[2] (reflects no deduction for taxes or sales loads)		(4.12)%	(2.33)%
1	A free float-adjusted market capitalization weighted index designed to track the equity market performance of developed markets.
2	Represents the average annualized returns for all reporting funds in the Lipper Global Multi-Cap Value Funds Category.

4

Section 1    Fund Summaries

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

NWQ Investment Management Company, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Gregg S. Tenser, CFA	Managing Director, Portfolio Manager and Equity Analyst	April 2014
James T. Stephenson, CFA	Managing Director, Portfolio Manager and Equity Analyst	January 2016

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

5

Nuveen NWQ Global Equity Income Fund

Investment Objective

The investment objective of the Fund is to provide high current income and long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 23 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 25 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-66 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R3	Class I
Management Fees[3]	0.71%	0.71%	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses[3]	5.93%	5.68%	5.66%	5.73%
Total Annual Fund Operating Expenses	6.89%	7.39%	6.87%	6.44%
Fee Waivers and/or Expense Reimbursements[3,4]	(5.78)%	(5.53)%	(5.51)%	(5.58)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.11%	1.86%	1.36%	0.86%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Management Fees, Other Expenses and Fee Waivers and/or Expense Reimbursements have been restated to reflect current contractual fees.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2017 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the contractual fee waivers currently in place are not renewed beyond October 31, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$682	$189	$138	$88	$682	$189	$138	$88
3 Years	$1,882	$1,554	$1,411	$1,281	$1,882	$1,554	$1,411	$1,281
5 Years	$3,175	$2,992	$2,775	$2,584	$3,175	$2,992	$2,775	$2,584
10 Years	$6,200	$6,296	$5,970	$5,679	$6,200	$6,296	$5,970	$5,679

6

Section 1    Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended June 30, 2015, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

The Fund will generally focus its investments on income producing securities. Under normal market conditions, the Fund will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities, including common stock and preferred securities, certain debt securities convertible into common stock or preferred securities, and other securities with equity characteristics.

Up to 20% of the Fund’s net assets may be invested in debt securities, including corporate debt securities and U.S. government and agency debt securities. The Fund may invest up to 10% of its net assets in below-investment-grade debt securities, commonly referred to as “high yield” securities or “junk” bonds.

The Fund may write covered call options in order to generate additional income.

The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund will invest at least 40% of its net assets in non-U.S. securities and will invest in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in securities issued by companies of any market capitalization, including small- and mid-capitalization companies.

The Fund may utilize derivatives, including currency options, currency futures and options on such futures, and currency forwards. The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

The Fund’s sub-adviser employs a rigorous, bottom-up research-focused investment process that seeks to identify undervalued companies with positive risk/reward characteristics it believes will be present over an extended time, regardless of interim fluctuations. The sub-adviser may choose to sell securities or reduce positions if it feels that a company no longer possesses favorable risk/reward characteristics, attractive valuations or a catalyst, or if a company suspends or is projected to suspend its dividend or interest payments.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Bond Market Liquidity Risk—Dealer inventories of bonds, which provide an indication of the ability of financial intermediaries to “make markets” in those bonds, are at or near historic lows in relation to market size. This reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Call Risk—If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.

Convertible Security Risk—The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.

Covered Call Risk—Covered call risk is the risk that the Fund, as a writer of covered call options, will forgo during an option’s life the opportunity to profit from increases in the market value of the security covering the call option.

Credit Risk—Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a

Section 1    Fund Summaries

7

greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Cybersecurity Risk—Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Preferred Security Risk—Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having limited liquidity, changing tax treatments and possibly being in heavily regulated industries.

Smaller Company Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Valuation Risk—The debt securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation

8

Section 1    Fund Summaries

methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Value Stock Risk—The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s performance information prior to December 13, 2013 reflects the Fund’s performance using investment strategies that differed significantly from those currently in place. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of March 31, 2016 was -0.71%. The performance of the other share classes will differ due to their different expense structures.

During the six-year period ended December 31, 2015, the Fund’s highest and lowest quarterly returns were 11.96% and
-16.52%, respectively, for the quarters ended March 31, 2012 and September 30, 2011.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2015
	Inception Date	1 Year	5 Years	Since Inception
Class A (return before taxes)	9/15/09	(5.25)%	6.75%	8.49%
Class A (return after taxes on distributions)		(5.92)%	5.47%	7.18%
Class A (return after taxes on distributions and sale of Fund shares)		(2.42)%	5.17%	6.57%
Class C (return before taxes)	9/15/09	(0.24)%	7.21%	8.69%
Class R3 (return before taxes)	9/15/09	0.27%	7.74%	9.24%
Class I (return before taxes)	9/15/09	0.79%	8.29%	9.79%
MSCI World Index[1] (reflects no deduction for fees, expenses or taxes)		(0.87)%	7.59%	8.69%
Lipper Global Equity Income Funds Category Average[2] (reflects no deduction for taxes or sales loads)		(3.48)%	5.62%	6.98%
1	A free float-adjusted market capitalization weighted index designed to track the equity market performance of developed markets.
2	Represents the average annualized returns for all reporting funds in the Lipper Global Equity Income Funds Category.

Section 1    Fund Summaries

9

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

NWQ Investment Management Company, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
James T. Stephenson, CFA	Managing Director, Portfolio Manager and Equity Analyst	March 2012
Thomas J. Ray, CFA	Managing Director, Head of Fixed Income and Portfolio Manager	January 2016

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

10

Section 1    Fund Summaries

Section 2    How We Manage Your Money

To help you better understand the Funds, this section includes a detailed discussion of the Funds’ investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Funds’ investment adviser, offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Nuveen Investments is an operating division of TIAA Global Asset Management (“TGAM”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2016, TGAM managed approximately $861.4 billion in assets, of which approximately $229.7 billion was managed by Nuveen Fund Advisors and other subsidiaries of Nuveen Investments.

Nuveen Fund Advisors has selected its affiliate, NWQ Investment Management Company, LLC (“NWQ”), located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067, to serve as sub-adviser to each Fund. NWQ manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

The portfolio managers for Nuveen NWQ Global Equity Fund are Gregg S. Tenser and James T. Stephenson. The portfolio managers for Nuveen NWQ Global Equity Income Fund are James T. Stephenson and Thomas J. Ray.

•

Gregg S. Tenser, CFA, is a Managing Director, Portfolio Manager and Equity Analyst at NWQ. Prior to joining NWQ in 2001, Mr. Tenser served as a Portfolio Manager and Equity Analyst at Sturdivant & Company. Prior to that, he was a Vice President, Senior Analyst and Director of Equity Research at Federated Investors. Prior to that, he was a Senior Analyst at First Chicago Investment Management Company.

•

James T. Stephenson, CFA, is a Managing Director, Portfolio Manager and Equity Analyst at NWQ. Prior to joining NWQ in 2006, Mr. Stephenson spent seven years at Bel Air Investment Advisors, LLC, a State Street Global Advisors Company, where he was a Managing Director and Partner. Most recently, Mr. Stephenson was Chairman of the firm’s Equity Policy Committee and the Portfolio Manager for Bel Air’s Large Cap Core and Select strategies. Previous to this, he spent five years as an Analyst and Portfolio Manager at ARCO Investment Management Company. Prior to that, he was an Equity Analyst at Trust Company of the West.

Section 2    How We Manage Your Money

11

•

Thomas J. Ray, CFA, is a Managing Director, Head of Fixed Income and Portfolio Manager at NWQ. Prior to joining NWQ in 2015, he served as Chief Investment Officer, President and founding member of Inflective Asset Management (“Inflective”), a boutique investment firm specializing in convertible securities, from 2001 until 2011. From 2011 until joining NWQ in 2015, Mr. Ray was a private investor. Prior to founding Inflective, Mr. Ray served as portfolio manager at Transamerica Investment Management.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the statement of additional information.

Management Fees

The management fee schedule for each Fund consists of two components: a Fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors.

The annual Fund-level fee, payable monthly, is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375%
For the next $250 million	0.5250%
For the next $500 million	0.5125%
For the next $1 billion	0.5000%
For net assets over $2 billion	0.4750%

The complex-level fee is the same for each Fund. It begins at a maximum rate of 0.2000% of a Fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level. Therefore, the maximum management fee rate for each Fund is the Fund-level fee plus 0.2000%. As of March 31, 2016, the effective complex-level fee for each Fund was 0.1632% of a Fund’s average daily net assets.

For the fiscal year ended June 30, 2015, Nuveen Fund Advisors waived fees and reimbursed expenses in excess of the management fees paid by Nuveen NWQ Global Equity Fund and Nuveen NWQ Global Equity Income Fund.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses through October 31, 2017, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for each Fund do not exceed 0.90% of the average daily net assets of any class of Fund shares. These expense limitations may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Funds.

Information regarding the Board of Trustees’ approval of the investment management agreements is available in the Funds’ annual report for the fiscal period ended June 30, 2015.

Nuveen NWQ Global Equity Fund’s investment objective, which is described in the “Fund Summaries” section, may be changed without shareholder

12

Section 2    How We Manage Your Money

approval. If Nuveen NWQ Global Equity Fund’s investment objective changes, you will be notified at least 60 days in advance. Nuveen NWQ Global Equity Income Fund’s investment objective, which is described in the “Fund Summaries” section, may not be changed without shareholder approval.

The Funds’ investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

The Funds’ principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the Funds’ investment adviser and sub-adviser believe are most likely to be important in trying to achieve the Funds’ investment objectives. This section provides more information about these strategies, as well as information about some additional strategies that the Funds’ sub-adviser uses, or may use, to achieve the Funds’ objectives. The strategies described below are principal investment strategies unless otherwise noted. You should be aware that each Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (800) 257-8787 or visit Nuveen’s website at www.nuveen.com.

Equity Securities

The Funds invest in equity securities. Equity securities generally include common stocks; preferred securities; warrants to purchase common stocks and preferred securities; convertible debt securities that are either in the money or immediately convertible into common stocks or preferred securities; common and preferred securities issued by master limited partnerships (“MLPs”) and real estate investment trusts; depositary receipts; and other securities with equity characteristics. Nuveen NWQ Global Equity Fund may not invest more than 5% of its net assets in MLPs and Nuveen NWQ Global Equity Income Fund may not invest more than 10% of its net assets in MLPs.

Call Options

Nuveen NWQ Global Equity Income Fund may write (e.g., sell) call options on securities in an attempt to generate additional income. A call option enables the purchaser to elect to receive a security from the Fund at a predetermined price and time. The Fund may only sell a call option on a security if the Fund (1) owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of another security held by the Fund or (2) holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets.

Non-U.S. Investments

The Funds invest in securities of non-U.S. issuers. The Funds will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency.

Section 2    How We Manage Your Money

13

The Funds may invest in issuers located in emerging markets. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Cash Equivalents and Short-Term Investments

As a non-principal investment strategy, the Funds may invest in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds, in such proportions as warranted by prevailing market conditions and the Funds’ principal investment strategies. The Funds may temporarily invest without limit in such holdings for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. Being invested in these securities may keep a Fund from participating in a market upswing and prevent a Fund from achieving its investment objective.

Investment Companies and Other Pooled Investment Vehicles

As a non-principal investment strategy, Nuveen NWQ Global Equity Fund may invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”). The Fund will not invest in leveraged ETFs.

As a non-principal investment strategy, Nuveen NWQ Global Equity Income Fund may invest in securities of other open-end or closed-end investment companies, including ETFs, that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. Securities of investment companies or other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

An ETF is an investment company that holds a portfolio of securities generally designed to track the performance of a securities index, including industry, sector, country and region indexes. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.

As a shareholder in an investment company or other pooled investment vehicle, the Funds will bear their ratable share of that vehicle’s expenses, and would remain subject to payment of the Funds’ advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Funds invest in an investment company or other pooled investment vehicle. In addition, the Funds will incur brokerage costs when purchasing and selling shares of ETFs.

Generally, investments in other investment companies (including ETFs) are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Many ETFs, however, have obtained exemptive relief from the Securities and Exchange Commission to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and

14

Section 2    How We Manage Your Money

pursuant to a contractual arrangement between the ETFs and the investing Fund. The Funds may rely on these exemptive orders in order to invest in unaffiliated ETFs beyond the foregoing statutory limitations. Subject to certain conditions, a Fund also may invest in money market funds beyond the statutory limits described above.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ statement of additional information. A list of each Fund’s portfolio holdings is available on the Funds’ website—www.nuveen.com/mf—by navigating to your Fund using the “Mutual Fund Finder” and clicking on the “Holdings & Detail” tab. By following these links, you can obtain a list of your Fund’s top ten holdings as of the end of the most recent month. A complete list of portfolio holdings information is generally made available on the Funds’ website ten business days after the end of the month. This information will remain available on the website until the Funds file with the Securities and Exchange Commission their annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

NWQ seeks to identify undervalued companies with a catalyst to unlock value or improve profitability, such as new management, industry consolidation, corporate restructuring or a turn in company fundamentals. NWQ’s portfolio managers and analysts collaborate closely in a rigorous, bottom-up, research-focused investment process that focuses on financial statement and valuation analysis, qualitative factors and downside protection. The companies identified by the team through this process are often underappreciated or misperceived by Wall Street. NWQ maintains a long-term investment view and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations. NWQ’s flexible income team considers the relative attractiveness of a particular security within a company’s capital structure. In addition to the research provided by NWQ’s equity team, Nuveen NWQ Global Equity Income Fund will also benefit from NWQ’s fixed income team, which will analyze the income potential of a security by focusing on the integrity of the balance sheet and the sustainability of cash flows.

Risk is inherent in all investing. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks and certain other risks that you assume when you invest in the Funds. These risks are listed alphabetically below. Because of these risks, you should consider an investment in the Funds to be a long-term investment.

Principal Risks

Bond market liquidity risk: Primary dealer inventories of bonds appear to be low relative to the size of the fixed income market. These inventories are a

Section 2    How We Manage Your Money

15

core indication of dealers’ capacity to “make a market” in fixed income securities. This reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which Nuveen NWQ Global Equity Income Fund invests, particularly during periods of economic or market stress. As a result of this decreased liquidity, Nuveen NWQ Global Equity Income Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Call risk: Debt securities are subject to call risk. Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. Nuveen NWQ Global Equity Income Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high yielding bonds. Nuveen NWQ Global Equity Income Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Convertible security risk: Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company. Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions.

Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.

Covered call risk: Covered call risk is the risk that Nuveen NWQ Global Equity Income Fund will forgo, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In addition, as Nuveen NWQ Global Equity Income Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Credit risk: Nuveen NWQ Global Equity Income Fund is subject to the risk that an issuer of a security held by the Fund, or to which the Fund otherwise has exposure, may be unable or unwilling to make dividend, interest and principal payments and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make

16

Section 2    How We Manage Your Money

such payments. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The credit rating of a security may be lowered if the issuer suffers adverse changes in its financial condition, which can lead to greater volatility in the price of the security and in shares of Nuveen NWQ Global Equity Income Fund, and can also affect the security’s liquidity and make it more difficult for the Fund to sell. When Nuveen NWQ Global Equity Income Fund purchases unrated securities, it will depend on the sub-adviser’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s.

Credit spread risk: Nuveen NWQ Global Equity Income Fund is subject to credit spread risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Currency risk: Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities, and hence will affect the net asset value of a Fund that invests in such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of a Fund to the extent it invests in such non-U.S. dollar denominated securities.

Cybersecurity risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Fund, a Fund’s advisor or sub-advisor, a financial intermediary, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs or financial loss. In addition, such incidents could affect issuers in which a Fund invests, and thereby cause the Fund’s investments to lose value.

Derivatives risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate with the asset, index or rate underlying the derivative contract.

The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. These risks are heightened when the management team uses derivatives to enhance a Fund’s return or as a

Section 2    How We Manage Your Money

17

substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

In addition, when a Fund engages in certain derivative transactions, it is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund’s shares and can result in losses that exceed the amount originally invested. The success of a Fund’s derivatives strategies will depend on the sub-adviser’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

A Fund may also enter into over-the-counter (“OTC”) transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. In addition, certain derivative instruments and markets may not be liquid, which means a Fund may not be able to close out a derivatives transaction in a cost-efficient manner.

Short positions in derivatives may involve greater risks than long positions, as the risk of loss on short positions is theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the notional amount of the instrument).

Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a Fund to close out a position when desired.

Equity security risk: Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

High yield securities risk: Nuveen NWQ Global Equity Income Fund may invest in securities that are rated below-investment grade, which are commonly referred to as “high yield” securities or “junk” bonds. High yield securities usually offer higher yields than investment grade securities, but also involve more risk. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, and they generally have more volatile prices and carry more risk to principal. In addition, liquidity risk is greater for high yield securities than for investment grade securities.

Income risk: Nuveen NWQ Global Equity Income Fund’s income could decline during periods of falling interest rates because the Fund generally may have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call risk” above), in lower-yielding securities. In addition, the Fund’s income could decline when the Fund experiences defaults on debt securities it holds.

Interest rate risk: Fixed-rate securities held by Nuveen NWQ Global Equity Income Fund will fluctuate in value with changes in interest rates. In general, fixed-rate securities will increase in value when interest rates fall and decrease in value when interest rates rise. Nuveen NWQ Global Equity

18

Section 2    How We Manage Your Money

Income Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Longer-term fixed-rate securities are generally more sensitive to interest rate changes. Rising interest rates also may lengthen the duration of securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases.

Non-U.S./emerging markets risk: Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to or different than those of issuers that are located in or principally operated in the United States due to political, social and economic developments abroad, different regulatory environments and laws, potential seizure by the government of company assets, higher taxation, withholding taxes on dividends and interest and limitations on the use or transfer of portfolio assets.

To the extent a Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Other non-U.S. investment risks include the following:

•	Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments.

•	Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•	Non-U.S. markets may be less liquid and more volatile than U.S. markets.

•

The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and non-U.S. securities. Sometimes, however, global trends will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

•

Non-U.S. securities traded on foreign exchanges, particularly in emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. exchange transactions.

•

A Fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent non-U.S. income taxes are paid by the Fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Section 2    How We Manage Your Money

19

•

Some countries, particularly in emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

•

Emerging markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems and currency volatility.

Preferred security risk: There are special risks associated with investing in preferred securities:

Limited voting rights. Generally, preferred security holders (such as a Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

In the case of certain preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, preferred security holders generally would have the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company.

Special redemption rights. In certain circumstances, an issuer of preferred securities may redeem the securities prior to their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by a Fund.

Payment deferral. Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip (“non-cumulative” preferred securities) or defer (“cumulative” preferred securities) distributions. Non-cumulative preferred securities can defer distributions indefinitely. Cumulative preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions payments for up to 10 years. If a Fund owns a preferred security that is deferring its distribution, the Fund may be required to report income for tax purposes while it is not receiving any income.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities or common stock.

Financial services industry. The preferred securities market is comprised predominately of securities issued by companies in the financial services industry. Therefore, preferred securities present substantially increased risks at times of financial turmoil, which could affect financial services companies more than companies in other sectors and industries.

20

Section 2    How We Manage Your Money

Tax risk. A Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for a Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service.

Regulatory risk. Issuers of preferred securities may be in industries that are heavily regulated and that may receive government funding. The value of preferred securities issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding.

Smaller company risk: Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. Stocks at the bottom end of the capitalization range of small-cap companies sometimes are referred to as “micro-cap” stocks. These stocks may be subject to extreme price volatility, as well as limited liquidity and limited research. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Valuation risk: The debt securities in which Nuveen NWQ Global Equity Income Fund may invest typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Value stock risk: The intrinsic value of a stock with value characteristics in which a Fund invests may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Non-Principal Risks

Large shareholder transactions risk: A Fund may experience adverse effects when shareholders make large purchases or redemptions of Fund shares. Large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. If a Fund has difficulty selling portfolio

Section 2    How We Manage Your Money

21

securities in a timely manner to meet a large redemption request, the Fund may have to borrow money to do so. In such an instance, a Fund’s remaining shareholders would bear the costs of such borrowings, and such costs could reduce the Fund’s returns. In addition, until a Fund is able to sell securities to meet the redemption request, the Fund’s market exposure may be greater than it ordinarily would be, which would magnify the impact of any market movements on the Fund’s performance. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, reducing the Fund’s market exposure. Large shareholder redemption activity may also result in unexpected taxable distributions to shareholders if such sales of investments resulted in gains and thereby accelerated the realization of taxable income. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Other investment companies and pooled investment vehicles risk: When a Fund invests in other investment companies, including ETFs, and other pooled investment vehicles, shareholders bear both their proportionate share of Fund expenses and, indirectly, the expenses of the other investment companies or pooled investment vehicles. Furthermore, the Fund is exposed to the risks to which the other investment companies or pooled investment vehicles may be subject. For index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error).

22

Section 2    How We Manage Your Money

Section 3    How You Can Buy and Sell Shares

The Funds offer multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information. Because the prospectus and the statement of additional information are available free of charge on Nuveen’s website at www.nuveen.com, we do not disclose the following share class information separately on the website.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of 0.25% of your Fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. Nuveen Securities, LLC (the “Distributor”), a subsidiary of Nuveen Investments and the distributor of the Funds, retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.75	2.83	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s service fee. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem any of your shares within 18 months of purchase. See “How to Sell Shares—Contingent Deferred Sales Charge” below for more information.

Class C Shares

You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1.00% of your Fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission as well as an advance of the first year’s service and distribution fees. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1.00% CDSC, which is calculated on the

Section 3    How You Can Buy and Sell Shares

23

lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Investors may purchase Class C shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund.

Investors purchasing Class C shares should consider whether they would qualify for a reduced or eliminated sales charge on Class A shares that would make purchasing Class A shares a better choice. Class A share sales charges can be reduced or eliminated based on the size of the purchase, or pursuant to a letter of intent or rights of accumulation. See “How to Reduce Your Sales Charge” below.

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, the Funds limit the cumulative amount of Class C shares that may be purchased by a single purchaser. Your financial intermediary may set lower maximum purchase limits for Class C shares. See the statement of additional information for more information.

Class R3 Shares

You can purchase Class R3 shares at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of your Fund’s average daily net assets.

Investors may purchase Class R3 shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund.

Class R3 shares are only available for purchase by eligible retirement plans. Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. See the statement of additional information for more information.

Nuveen NWQ Global Equity Income Fund issues Class R3 shares.

Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

24

Section 3    How You Can Buy and Sell Shares

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

•	Certain employer-sponsored retirement plans.

•	Certain bank or broker-affiliated trust departments.

•	Advisory accounts of Nuveen Fund Advisors and its affiliates.

•	Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the statement of additional information).

•	Officers, directors and former directors of Nuveen Investments and its affiliates, and their immediate family members.

•	Full-time and retired employees of Nuveen Investments and its affiliates, and their immediate family members.

•	Certain financial intermediary personnel, and their immediate family members.

•	Certain other institutional investors described in the statement of additional information.

Please refer to the statement of additional information for more information about Class A, Class C, Class R3 and Class I shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. See “What Share Classes We Offer” (above) for a discussion of eligibility requirements for purchasing Class I shares.

Class A Sales Charge Reductions

•

Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a Fund, you may be able to add the amount of your purchase to the value, based on the current net asset value per share, of all of your prior purchases of any Nuveen Mutual Fund.

•

Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a Fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a Fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more (although such purchases may be subject to a CDSC in certain circumstances, see “How to Sell Shares—Contingent Deferred Sales Charge” below).

Section 3    How You Can Buy and Sell Shares

25

•	Monies representing reinvestment of Nuveen Mutual Fund distributions.

•

Certain employer-sponsored retirement plans. Purchases by employer-sponsored retirement plans as defined below, except that, in the case of employer-sponsored retirement plans held through a brokerage account, Class A shares will be available at net asset value without a sales charge only if the broker-dealer has entered into an agreement with the Distributor that allows for such purchases. For this purpose, employer-sponsored retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, health savings accounts, defined benefit plans, participant directed non-qualified deferred compensation plans, Roth 401(k) plans and Roth 403(b) plans, and do not include SEPs, SAR-SEPs, SIMPLE IRAs (other than SIMPLE IRAs opened before January 1, 2011 where the Distributor is the broker of record), SIMPLE 401(k) plans, Solo 401(k) plans, KEOGH plans, non-qualified deferred compensation plans and single defined benefit plans.

•

Employees of Nuveen Investments and its affiliates. Purchases by current and retired employees and directors of Nuveen Investments and its affiliates and such employees’ immediate family members (as defined in the statement of additional information).

•	Current and former trustees/directors of the Nuveen Funds.

•

Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary or any such person’s immediate family member.

•

Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

•

Additional categories of investors. Purchases made (i) by investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; (ii) by clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and (iii) through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

In order to obtain a sales charge reduction or waiver, it may be necessary at the time of purchase for you to inform the Funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the Funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

26

Section 3    How You Can Buy and Sell Shares

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Distributor receives your order and on the share class you are purchasing. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

You may purchase Fund shares (1) through a financial advisor or (2) directly from the Funds.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from Fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Directly from the Funds

Eligible investors may purchase shares directly from the Funds.

•

By wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to a Fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next closing share price based on the share class of your Fund, calculated after your Fund’s custodian receives your payment by wire. Wired funds must be received prior to 4:00 p.m. New York time to be eligible for same day pricing. Neither your Fund nor the transfer agent is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Before making any additional purchases by wire, you should call Nuveen Investor Services at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

•	By mail. You may open an account directly with the Funds and buy shares by completing an application and mailing it along with your check

Section 3    How You Can Buy and Sell Shares

27

to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Applications may be obtained at www.nuveen.com or by calling (800) 257-8787. No third party checks will be accepted.

Purchase orders and redemption requests are not processed until received in proper form by the transfer agent of a Fund.

•

On-line. Existing shareholders with direct accounts may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the Funds’ website. To access your account, click the “Individual Investors” link on www.nuveen.com and then choose “Account Access” under the “Resources” tab. The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

•

By telephone. Existing shareholders with direct accounts may also process account transactions via the Funds’ automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares by telephone, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call Nuveen Investor Services at (800) 257-8787 for copies of the necessary forms.

Systematic Investing

Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $100 per month. There is no charge to participate in your Fund’s systematic investment plan. You can stop the deductions at any time by notifying your Fund in writing.

•	From your bank account. You can make systematic investments of $100 or more per month by authorizing your Fund to draw pre-authorized checks on your bank account.

•

From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

•

Systematic exchanging. You can make systematic investments by authorizing the Distributor to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen Mutual Fund account of the same share class.

Your Fund may cancel your participation in its systematic investment plan if it is unable to deliver a current prospectus to you because of an incorrect or invalid mailing address.

28

Section 3    How You Can Buy and Sell Shares

Systematic Withdrawal

If the value of your Fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Fund Direct” below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each Fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or Class C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

You may exchange Fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. In the event that a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you may submit a separate redemption request (see “How to Sell Shares” below). Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Fund DirectSM

The Fund Direct Program allows you to link your Fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account.

Reinstatement Privilege

If you redeem Fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, any shares purchased pursuant to the reinstatement privilege will not be subject to a CDSC. You may use this reinstatement privilege only once for any redemption.

Section 3    How You Can Buy and Sell Shares

29

You may sell (redeem) your shares on any business day, which is any day the NYSE is open for business. You will receive the share price next determined after your Fund has received your properly completed redemption request. Your redemption request must be received before the close of trading (normally, 4:00 p.m. New York time) for you to receive that day’s price. The Fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the Funds.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

Directly to the Funds

•

By mail. You can sell your shares at any time by sending a written request to the appropriate Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

•	The Fund’s name;

•	Your name and account number;

•	The dollar or share amount you wish to redeem;

•	The signature of each owner exactly as it appears on the account;

•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	The address where you want your redemption proceeds sent (if other than the address of record);

•	Any certificates you have for the shares; and

•	Any required signature guarantees.

After you have established your account, signatures on a written request must be guaranteed if:

•	You would like redemption proceeds payable or sent to any person, address or bank account other than that on record;

•	You have changed the address on your Fund’s records within the last 30 days;

•	Your redemption request is in excess of $50,000; or

•	You are requesting a change in ownership on your account.

Non-financial transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Funds reserve the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

30

Section 3    How You Can Buy and Sell Shares

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

•

On-line. You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, click the “Individual Investors” link on www.nuveen.com and then choose “Account Access” under the “Resources” tab. The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.

•

By telephone. If your account is held with your Fund and not in your brokerage account, and you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record, normally the next business day after the redemption request is received. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

Contingent Deferred Sales Charge

If you redeem Class A or Class C shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A or Class C shares subject to a CDSC, your Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the Fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

Accounts with Low Balances

A Fund reserves the right to liquidate or assess a low balance fee on any account (other than accounts holding Class R3 shares) held directly with the Fund that has a balance that has fallen below the account balance minimum of $1,000 for any reason, including market fluctuations.

Section 3    How You Can Buy and Sell Shares

31

If a Fund elects to exercise the right to assess a low balance fee, then annually the Fund will assess a $15 low balance account fee on certain accounts with balances under the account balance minimum that are IRAs, Coverdell Education Savings Accounts or accounts established pursuant to the UTMA or UGMA. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication notifying them of the pending action, thereby providing time for shareholders to bring their accounts up to the account balance minimum prior to any fee assessment or account liquidation. You will not be assessed a CDSC if your account is liquidated.

Redemptions In-Kind

The Funds generally pay redemption proceeds in cash. However, if a Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, that Fund may pay a portion of your redemption proceeds in securities or other Fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities or other assets distributed to you, as well as taxes on any capital gains from that sale. Until they are sold, any securities or other assets distributed to you as part of a redemption in-kind may be subject to market risk.

32

Section 3    How You Can Buy and Sell Shares

Section 4    General Information

To help you understand the tax implications of investing in the Funds, this section includes important details about how the Funds make distributions to shareholders. We discuss some other Fund policies as well. Please consult the statement of additional information and your tax advisor for more information about taxes.

Nuveen NWQ Global Equity Fund intends to pay income dividends and any taxable gains annually. Nuveen NWQ Global Equity Income Fund intends to pay income dividends quarterly and any taxable gains annually.

Payment and Reinvestment Options

The Funds automatically reinvest your dividends in additional Fund shares unless you request otherwise. You may request to have your dividends paid to you by check, sent via electronic funds transfer through Automated Clearing House network or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen Investor Services at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in Fund shares at the current net asset value.

Non-U.S. Income Tax Considerations

Investment income that the Funds receive from their non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The Funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a Fund holds its assets). Distributions from a Fund’s long-term capital gains are generally taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold and not on how long you have owned your Fund shares. Distributions generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all distributions that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm. If you hold your shares directly with the Fund, the Distributor will send you the statement. The tax status of your

Section 4    General Information

33

distributions is the same whether you reinvest them or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to your Fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the Fund to withhold, federal law requires your Fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Buying or Selling Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.

Non-U.S. Tax Credits

A regulated investment company with more than 50% of the value of its assets in stock or other securities of non-U.S. corporations at the close of a taxable year may, for such taxable year, elect to pass the regulated investment company’s non-U.S. tax credits through to its investors.

Cost Basis Method

For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to all existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please consult your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with a Fund, please contact Nuveen Investor Services at (800) 257-8787 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with a Fund and do not elect a cost basis method, your account will default to the average cost basis method. The average cost basis method generally calculates cost basis by determining the average price paid for Fund shares that may have been purchased at different times for different prices. Financial intermediaries choose their own default cost basis method.

Distribution and Service Plan

The Distributor serves as the selling agent and distributor of the Funds’ shares. In this capacity, the Distributor manages the offering of the Funds’ shares and is responsible for all sales and promotional activities. In order to reimburse the Distributor for its costs in connection with these activities, including compensation paid to financial intermediaries, each Fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under the Plan.

34

Section 4    General Information

Under the Plan, the Distributor receives a distribution fee for Class C and Class R3 shares primarily for providing compensation to financial intermediaries, including the Distributor, in connection with the distribution of shares. The Distributor receives a service fee for Class A, Class C and Class R3 shares to compensate financial intermediaries, including the Distributor, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. Fees paid under the Plan also compensate the Distributor for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising materials, sales literature and reports to shareholders used in connection with the sale of shares. Because fees paid under the Plan are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class C and Class R3 shares may pay more in distribution and service fees and CDSCs (Class C shares only) than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

Other Payments by the Funds

In addition to the distribution and service fees the Funds pay under the Plan and fees the Funds pay to their transfer agent, the Distributor or Nuveen Fund Advisors, on behalf of the Funds, may enter into non-Plan agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries.

Other Payments by the Distributor and Nuveen Fund Advisors

In addition to the sales commissions and payments from distribution and service fees made to financial intermediaries as previously described, the Distributor and Nuveen Fund Advisors may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that the Distributor and/or Nuveen Fund Advisors is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell Nuveen Mutual Fund shares and provide services to Nuveen Mutual Fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. The Distributor may also make payments to financial intermediaries in connection

Section 4    General Information

35

with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries, the Distributor and Nuveen Fund Advisors also make payments out of their own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their Fund shares through these platforms or programs. These payments are in addition to the service fee and any applicable sub-transfer agency or similar fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of Fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Funds to you. The intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the Funds in various ways within the intermediary’s organization.

The price you pay for your shares or the amount you receive upon redemption of your shares is based on your Fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Each Fund’s latest net asset value per share is available on the Funds’ website at www.nuveen.com. Net asset value is calculated for each class of each Fund by taking the value of the class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions. For example, when available, pricing services may utilize inputs such as benchmark yields, reported trades, broker-dealer quotes, spreads, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Funds’ investment adviser or sub-adviser. Pricing service valuations of non-exchange-traded instruments represent the service’s good faith opinion as to what the holder of an instrument would receive in an orderly transaction for an institutional round lot position under current market conditions. It is possible that these valuations could be materially different from the value that a Fund realizes upon the sale of an instrument. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.

36

Section 4    General Information

For non-U.S. traded securities whose principal local markets close before the close of the NYSE, a Fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. A Fund may rely on an independent fair valuation service in making any such fair value determinations. If a Fund holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

If a price cannot be obtained from a pricing service or other pre-approved source, or if, in the judgment of Nuveen Fund Advisors, a price is unreliable, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Trustees or its appointee. Nuveen Fund Advisors may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

The Board of Trustees has adopted valuation procedures for the Funds and has appointed the Nuveen Fund Advisors’ Valuation Committee with the day-to-day responsibility for fair value determinations. All fair value determinations made by the Valuation Committee are subject to review and ratification by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the Funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the Funds. However, the Funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Fund shares.

Accordingly, the Funds have adopted a Frequent Trading Policy that seeks to balance the Funds’ need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Fund shares.

The Funds’ Frequent Trading Policy generally limits an investor to two “round trip” trades in a 60-day period. A “round trip” is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.

The Funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors

Section 4    General Information

37

and provides the Funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Funds. Despite the Funds’ efforts to detect and prevent frequent trading, the Funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the Funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Funds through such accounts. Pursuant to these agreements, financial intermediaries may disclose to a Fund an investor’s taxpayer identification number and a record of the investor’s transactions at the request of the Fund. Technical limitations in operational systems at such intermediaries or at the Distributor may also limit the Funds’ ability to detect and prevent frequent trading. In addition, the Funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Funds’ Frequent Trading Policy and may be approved for use in instances where the Funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The Funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of Fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to Fund shareholders. The Funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a Fund may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objective, or if the Fund would be adversely affected by the size of the

38

Section 4    General Information

transaction, the frequency of trading in the account or various other factors. For more information about the Funds’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

The custodian of the assets of the Funds is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian also provides certain accounting services to the Funds. The Funds’ transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4    General Information

39

Section 5    Financial Highlights

The financial highlights table is intended to help you understand a Fund’s financial performance for the past five fiscal years or, if shorter, the period of operations for the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report for the fiscal year ended June 30, 2015, along with the Fund’s financial statements, are included in the annual report, which is available upon request. The information with respect to the six months ended December 31, 2015 is unaudited and is included in the Funds’ semi-annual report, which is available upon request.

Nuveen NWQ Global Equity Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate(e)

Class A (4/14)
2016(f)	$21.37	$— **	$(1.26)	$(1.26)	$(.09)	$(.09)	$(.18)	$19.93	(5.96)%	$158	1.21	%*	(.01	)%*	28%
2015	20.67	.15	.73	.88	(.12)	(.06)	(.18)	21.37	4.32	109	1.21		.74		42
2014(d)	20.00	.10	.57	.67	—	—	—	20.67	3.35	52	1.22	*	1.98	*	11

Class C (4/14)
2016(f)	21.30	(.09)	(1.26)	(1.35)	—	(.09)	(.09)	19.86	(6.34)	54	1.96	*	(.86	)*	28
2015	20.63	(.03)	.76	.73	—	(.06)	(.06)	21.30	3.55	155	1.96		(.13)		42
2014(d)	20.00	.06	.57	.63	—	—	—	20.63	3.15	52	1.97	*	1.22	*	11

Class I (4/14)
2016(f)	21.39	.02	(1.26)	(1.24)	(.14)	(.09)	(.23)	19.92	(5.81)	1,246	.96	*	.23	*	28
2015	20.68	.19	.75	.94	(.17)	(.06)	(.23)	21.39	4.58	1,171	.96		.94		42
2014(d)	20.00	.11	.57	.68	—	—	—	20.68	3.40	931	.97	*	2.23	*	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.

(d)	For the period April 1, 2014 (commencement of operations) through June 30, 2014.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

(f)	For the six months ended December 31, 2015. (Unaudited)

*	Annualized.

**	Rounds to less than $0.01 per share.

40

Section 5    Financial Highlights

Nuveen NWQ Global Equity Income Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate(d)

Class A (9/09)
2016(e)	$26.50	$.20	$(.97)	$(.77)	$(.16)	$(.23)	$(.39)	$25.34	(2.89)%	$1,283	1.22	%*	1.50	%*	23%
2015	28.09	.65	(.39)	.26	(.55)	(1.30)	(1.85)	26.50	1.27	918	1.21		2.40		27
2014	24.08	.69	4.60	5.29	(.67)	(.61)	(1.28)	28.09	22.28	351	1.16		2.58		49
2013	20.20	.36	3.92	4.28	(.36)	(.04)	(.40)	24.08	21.33	301	1.12		1.63		44
2012	23.57	.39	(1.40)	(1.01)	(.39)	(1.97)	(2.36)	20.20	(3.57)	253	1.13		1.85		32
2011	19.81	.34	4.61	4.95	(.36)	(.83)	(1.19)	23.57	25.34	295	1.13		1.51		44

Class C (9/09)
2016(e)	26.48	.10	(.97)	(.87)	(.06)	(.23)	(.29)	25.32	(3.27)	395	1.96	*	.74	*	23
2015	28.07	.38	(.32)	.06	(.35)	(1.30)	(1.65)	26.48	.51	413	1.96		1.40		27
2014	24.07	.49	4.59	5.08	(.47)	(.61)	(1.08)	28.07	21.36	351	1.91		1.83		49
2013	20.19	.19	3.92	4.11	(.19)	(.04)	(.23)	24.07	20.45	301	1.87		.88		44
2012	23.56	.23	(1.40)	(1.17)	(.23)	(1.97)	(2.20)	20.19	(4.30)	252	1.88		1.09		32
2011	19.80	.17	4.61	4.78	(.19)	(.83)	(1.02)	23.56	24.43	294	1.88		.76		44

Class R3 (9/09)
2016(e)	26.49	.16	(.96)	(.80)	(.13)	(.23)	(.36)	25.33	(3.02)	317	1.46	*	1.24	*	23
2015	28.09	.50	(.32)	.18	(.48)	(1.30)	(1.78)	26.49	.98	331	1.46		1.84		27
2014	24.08	.63	4.59	5.22	(.60)	(.61)	(1.21)	28.09	21.99	351	1.41		2.37		49
2013	20.20	.31	3.91	4.22	(.30)	(.04)	(.34)	24.08	21.04	301	1.37		1.38		44
2012	23.57	.33	(1.39)	(1.06)	(.34)	(1.97)	(2.31)	20.20	(3.81)	253	1.38		1.59		32
2011	19.80	.29	4.62	4.91	(.31)	(.83)	(1.14)	23.57	25.09	295	1.38		1.26		44

Class I (9/09)
2016(e)	26.51	.23	(.97)	(.74)	(.19)	(.23)	(.42)	25.35	(2.76)	1,940	.97	*	1.77	*	23
2015	28.10	.68	(.35)	.33	(.62)	(1.30)	(1.92)	26.51	1.53	1,059	.96		2.51		27
2014	24.08	.89	4.48	5.37	(.74)	(.61)	(1.35)	28.10	22.63	645	.92		3.31		49
2013	20.21	.42	3.90	4.32	(.41)	(.04)	(.45)	24.08	21.57	301	.87		1.88		44
2012	23.57	.44	(1.39)	(.95)	(.44)	(1.97)	(2.41)	20.21	(3.28)	253	.88		2.10		32
2011	19.81	.40	4.61	5.01	(.42)	(.83)	(1.25)	23.57	25.64	295	.88		1.76		44

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

(e)	For the six months ended December 31, 2015. (Unaudited)

*	Annualized.

Section 5    Financial Highlights

41

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Municipal-National

All-American Municipal Bond

High Yield Municipal Bond

Inflation Protected Municipal Bond

Intermediate Duration Municipal Bond

Limited Term Municipal Bond

Short Duration High Yield Municipal Bond

Short Term Municipal Bond

Strategic Municipal Opportunities

Municipal-State

Arizona Municipal Bond

California High Yield Municipal Bond

California Municipal Bond

Colorado Municipal Bond

Connecticut Municipal Bond

Georgia Municipal Bond

Kansas Municipal Bond

Kentucky Municipal Bond

Louisiana Municipal Bond

Maryland Municipal Bond

Massachusetts Municipal Bond

Michigan Municipal Bond

Minnesota Intermediate Municipal Bond

Minnesota Municipal Bond

Missouri Municipal Bond

Nebraska Municipal Bond

New Jersey Municipal Bond

New Mexico Municipal Bond

New York Municipal Bond

North Carolina Municipal Bond

Ohio Municipal Bond

Municipal-State (continued)

Oregon Intermediate Municipal Bond

Pennsylvania Municipal Bond

Tennessee Municipal Bond

Virginia Municipal Bond

Wisconsin Municipal Bond

Taxable Fixed Income

Core Bond

Core Plus Bond

Global Total Return Bond

High Income Bond

Inflation Protected Securities

Intermediate Government Bond

NWQ Flexible Income

Preferred Securities

Short Term Bond

Strategic Income

Symphony Credit Opportunities

Symphony Floating Rate Income

Symphony High Yield Bond

U.S. Infrastructure Bond

Global/International

International Growth

NWQ Global Equity

NWQ Global Equity Income

Santa Barbara Global Dividend Growth

Santa Barbara International Dividend Growth

Symphony International Equity

Tradewinds Global All-Cap

Global/International (continued)

Tradewinds International Value

Tradewinds Japan

Value

Dividend Value

Large Cap Value

Mid Cap Value

NWQ Large-Cap Value

NWQ Multi-Cap Value

NWQ Small-Cap Value

NWQ Small/Mid-Cap Value

Small Cap Value

Tradewinds Value Opportunities

Growth

Growth

Large Cap Growth

Large Cap Growth Opportunities

Mid Cap Growth Opportunities

Small Cap Growth Opportunities

Symphony Large-Cap Growth

Winslow Large-Cap Growth

Core

Concentrated Core

Core Dividend

Large Cap Core

Large Cap Core Plus

Large Cap Select

Santa Barbara Dividend Growth

Core (continued)

Small Cap Select

Symphony Low Volatility Equity

Symphony Mid-Cap Core

Symphony Small Cap Core

Real Assets

Global Infrastructure

Gresham Diversified Commodity Strategy

Real Asset Income

Real Estate Securities

Asset Allocation

Strategy Aggressive Growth Allocation

Strategy Balanced Allocation

Strategy Conservative Allocation

Strategy Growth Allocation

Index

Equity Index

Mid Cap Index

Small Cap Index

Alternative Strategies

Equity Long/Short

Equity Market Neutral

Gresham Long/Short Commodity Strategy

Symphony Dynamic Credit

Symphony Dynamic Equity

Tactical Market Opportunities

Several additional sources of information are available to you, including the codes of ethics adopted by the Funds, Nuveen Investments, Nuveen Fund Advisors and NWQ. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Funds included in this prospectus. Additional information about the Funds’ investments is available in the annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. The Funds’ most recent statement of additional information, annual and semi-annual reports and certain other information are available, free of charge, by calling Nuveen Investor Services at (800) 257-8787, on the Funds’ website at www.nuveen.com, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street, NE, Washington, D.C. 20549-1520. The SEC may charge a copying fee for this information.

The Funds are series of Nuveen Investment Trust, whose Investment Company Act file number is 811-07619.

Distributed by

Nuveen Securities, LLC

333 West Wacker Drive

Chicago, Illinois 60606

(800) 257-8787

www.nuveen.com

MPR-NGEQ-0716P

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report December 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen NWQ Global Equity Fund	NGEAX	NGECX	—	—	NGEIX
Nuveen NWQ Global Equity Income Fund	NQGAX	NQGCX	—	—	NQGIX
Nuveen NWQ Multi-Cap Value Fund	NQVAX	NQVCX	NMCTX	—	NQVRX
Nuveen NWQ Large-Cap Value Fund	NQCAX	NQCCX	NQCQX	—	NQCRX
Nuveen NWQ Small/Mid-Cap Value Fund	NSMAX	NSMCX	NWQRX	—	NSMRX
Nuveen NWQ Small-Cap Value Fund	NSCAX	NSCCX	NSCQX	NSCFX	NSCRX
Nuveen Tradewinds Value Opportunities Fund	NVOAX	NVOCX	NTVTX	—	NVORX

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown.

Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 22, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen NWQ Global Equity Fund

Nuveen NWQ Global Equity Income Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen Tradewinds Value Opportunities Fund

The Nuveen NWQ Global Equity Fund, Nuveen NWQ Global Equity Income Fund, Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund and Nuveen NWQ Small-Cap Value Fund feature portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments, Inc. (Nuveen). Jon Bosse is the Chief Investment Officer of NWQ and manages the Nuveen NWQ Multi-Cap Value and Large-Cap Value Funds. Phyllis Thomas, CFA, manages the Nuveen NWQ Small/Mid-Cap Value and Small-Cap Value Funds. Gregg Tenser, CFA, manages the Nuveen NWQ Global Equity Fund and James T. Stephenson, CFA, manages the Nuveen NWQ Global Equity Income Fund. The Nuveen Tradewinds Value Opportunities Fund features portfolio management by Tradewinds Global Investors, LLC (Tradewinds), an affiliate of Nuveen. Joann Barry, CFA and F. Rowe Michels, CFA serve as portfolio managers for the Fund.

Effective February 1, 2016 (subsequent to the close of this reporting period) Thomas Ray, CFA was added as a portfolio manager to the Nuveen NWQ Global Equity Income Fund, Jim T. Stephenson, CFA, was added as a portfolio manager to the Nuveen NWQ Global Equity Fund and Andrew C. Hwang was added as a portfolio manager to the Nuveen NWQ Small/Mid-Cap Value and Small-Cap Value Funds.

Here the portfolio managers review their management strategies and the performance of the Funds for the six-month reporting period ended December 31, 2015.

How did the Funds perform during the six-month reporting period ended December 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended December 31, 2015. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the six-month reporting period ended December 31, 2015 and how did these strategies influence performance?

Nuveen NWQ Global Equity Fund

The Nuveen NWQ Global Equity Fund’s Class A Shares at NAV outperformed its comparative Lipper classification average, but underperformed the MSCI World Index during the six-month reporting period ended December 31, 2015.

The Fund is designed to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund may

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. securities and invests in securities of companies representing at least three different countries (one of which may be the U.S.). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in equity securities issued by companies of any market capitalization, including small- and mid-capitalization companies. The Fund may also utilize derivatives, including currency options, currency futures and options on such futures, and currency forwards.

During the reporting period, the materials sector, an area where we had an overweight compared to the benchmark, was the top performing sector, followed by the energy and health care sectors. Stock selection in the information technology, consumer discretionary and consumer staples sectors were key detractors. Geographically, Japan and Israel were standout country performers as the Fund benefited from good stock selection, while investments in the U.S. lagged and were a headwind for the Fund’s overall return for the reporting period.

Several individual holdings contributed to performance. The top contributor was UCB SA, a global biopharmaceutical company. UCB shares rose as the company executed well around its core epilepsy and autoimmune pharmaceutical products. We continue to like the risk/reward despite the recent move to new highs for the stock.

Also positively contributing to performance was Interpublic Group of Companies, Inc. (IPG), one of the “big four” global advertising holding companies. The company reported key account wins at Johnson & Johnson and Coca Cola during the reporting period. At the same time, the company managed to mitigate losses across its diversified account base. Although IPG has a significant margin gap to close relative to its peers, it has displayed organic growth above the group average and we see no structural reason why IPG cannot reach its profit margin targets.

Lastly, information technology sector holding Nitto Denko Corporation, an electronic material and components manufacturer, positively impacted performance. The company has done well over the last year, primarily as a result of the weakening yen given that 75% of revenues are generated outside of Japan.

Individual positions that detracted from performance included financial sector holding, Barclays PLC. The London bank announced that third quarter profits fell, missing estimates as investment banking revenues declined industry-wide, affecting earnings growth in the latter part of 2015. In addition, third quarter results came with disappointingly higher cost guidance related to the ‘U.K. Ring-fencing’ regulatory initiative, in which retail depositors need to be isolated from investment bank activities. The share price has come under pressure as a result, although we believe that the shares are oversold. We remain constructive on the name as the new CEO (and relatively new Chairman) continues to implement cost cuts to help shore up the bottom line as we await a turn in the investment banking fundamentals.

Also detracting from performance was Jazz Pharmaceuticals, Inc. Shares of Jazz were under pressure during the reporting period, as were the shares of most specialty pharmaceutical companies in the U.S., as drug price inflation once again became headline news. The company’s flagship product for narcolepsy, Xyrem, has grown rapidly, but has been a significant beneficiary of price hikes over the past few years. Given the upcoming 2016 elections in the U.S., we do not expect the headline risk regarding drug companies and drug pricing to abate anytime soon and we therefore exited the position.

Finally, Viacom detracted from performance due to ongoing advertising weakness driven by poor ratings at their key networks which was exacerbated by an overall difficult advertising environment. This caused the company to lower earnings guidance. Viacom has now renewed the majority of its affiliate agreements through 2018, with the exception of 2016’s expiration of the DISH Network agreement. We believe clearing up that one remaining contract would lead to significant visibility in earnings and cash flows over the next few years.

Nuveen NWQ Global Equity Income Fund

The Nuveen NWQ Global Equity Income Fund’s Class A Shares at NAV outperformed its comparative Lipper classification average and the MSCI World Index during the six-month reporting period ended December 31, 2015.

The Fund is designed to provide long-term capital appreciation and high current income. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The

6	Nuveen Investments

Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. securities and invests in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in equity securities issued by companies of any market capitalization, including small and medium market capitalization companies. The Fund may also utilize derivatives, including currency options, currency futures and options on such futures and currency forwards.

From a geographical perspective, the Fund’s investments in the U.K. and Europe began to pay off in the second half of the reporting period. German, Swiss and U.K. companies have been our leaders. We have limited exposure to commodity driven economies and emerging markets, which has helped relative performance. Positive stock selection and an underweight in Japan also contributed to performance. Our holdings in the U.S. detracted from performance during the reporting period, mainly due to securities in the consumer and technology sectors.

From an industry perspective, our significant investments in the financial services sector have been positive. We believe the financial services sector represents the best opportunity to find undervalued stocks with positive risk/rewards. We also believe the emerging capital return opportunity and improving business fundamentals will continue to drive a positive revaluation in the sector. We remain optimistic and overweight in the financial sector.

The Fund benefited from security selection in the financial and telecommunication sector. Also our underweight and stock selection in the energy sector also aided performance. Our consumer discretionary and information technology sector holdings detracted from performance. Unfortunately, the Fund still managed to have negative performance, although less than our benchmark.

Several individual holdings benefited performance, including Microsoft Corporation. The stock appreciated on optimism regarding the company’s cloud business and October earnings that exceeded expectations. Microsoft’s strengths can be seen in several areas, including increasing revenues and net income, as well as expanding profit margins and good cash flow from operations.

Nippon Telegraph & Telephone Corporation (NTT) performed well as the Japanese wireless market has remained disciplined among the three main players. NTT has also shown improved cost discipline and continued strong capital return. The new Hikari Collaboration Model will allow for bundling in the Japanese market, which should further reduce churn and improve returns. We remain optimistic on NTT’s prospects.

Lastly, Swiss RE AG contributed to performance. A leading wholesale provider of reinsurance, insurance and other insurance-based forms of risk transfer reported strong third quarter results, including a 12% rise in net income. The company continues to return significant amounts of capital to shareholders.

Several holdings detracted from performance. Time Warner Inc. was the largest detractor from performance during the reporting period as concerns of disintermediation in the television ecosystem came to the forefront after Disney lost subscribers at ESPN. Although we believe that viewing will shift to more non-traditional platforms over time, we believe three things will continue to provide value in the space: 1) high quality, original content; 2) a best-in-class studio that can create such content in both TV and films; and 3) live events, specifically sports. We are confident that Time Warner can rebound as the market differentiates between the players in the media space.

Viacom also detracted from performance due to ongoing advertising weakness driven by poor ratings at their key networks, which was exacerbated by an overall difficult advertising environment. This caused the company to lower earnings guidance. Viacom has now renewed the majority of its affiliate agreements through 2018, with the exception of 2016’s expiration of the DISH Network agreement. We believe clearing up that one remaining contract would lead to significant visibility in earnings and cash flows over the next few years. We felt the market was overly discounting those concerns and added to our position during the reporting period.

Finally, Agrium Inc. (AGU) has been a poor performer in the materials and processing sector as fertilizer fundamentals deteriorated. We believe the market overestimated Agrium’s sensitivity to potash and incorrectly implied a similar deterioration to nitrogen markets, which already trade at levels at or below the cost curve. We believe AGU’s retail business provides relative stability when compared with peers, but more importantly the company has now reached the end of a capital expenditure cycle and should

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

experience a large increase in free cash flow over the next two years that will be aggressively returned to shareholders. We added to our positions on weakness during the reporting period.

The Fund wrote covered call options on individual stocks, while investing in these same stocks, to enhance returns while foregoing some upside potential. This activity made a modestly negative contribution to performance during the period.

Nuveen NWQ Multi-Cap Value Fund

Class A Shares at NAV for the Nuveen NWQ Multi-Cap Value Fund underperformed the Russell 3000® Value Index and its Lipper classification average for the six-month reporting period ended December 31, 2015.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with small, medium and large market capitalizations that are selected on an opportunistic basis. Generally, we look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

Stock selection in the consumer discretionary sector, coupled with stock selection and an underweight exposure in the energy sector, contributed positively to performance relative to the benchmark. The Fund’s financials and utilities sector holdings detracted from performance relative to the Russell 3000® Value Index. Our minimal exposure to real estate investment trust (REITs) securities in the financial services sector was a particular headwind.

Several investments contributed to the Fund’s performance, including Interpublic Group of Companies, Inc. (IPG) and Teradyne Inc. Interpublic Group is one of the “big four” global advertising holding companies. The company reported key account wins at Johnson & Johnson and Coca Cola during the reporting period. At the same time, the company managed to mitigate losses across its diversified account base. Although IPG has a significant margin gap to close relative to its peers, it has displayed organic growth above the group average and we see no structural reason why IPG cannot reach its margin targets.

Also positively contributing to performance was semiconductor test company, Teradyne Inc. Teradyne is well-positioned to benefit from significant growth in its wireless and cellular testing business as the company is gaining share from competitors. Teradyne maintains a solid balance sheet and impressive operating margins in both weak and strong semiconductor capital spending conditions and recently instituted a dividend in an effort to return cash to shareholders.

Lastly, Teva Pharmaceutical Industries Limited performed well during the reporting period. The company has embarked on an aggressive $2 billion cost cutting plan that should help maintain strong profitability in the face of the upcoming patent expiration of its multiple sclerosis drug, Copaxone. Teva received FDA approval in late January of 2014 for a 3 day/week dosing for Copaxone, and has successfully worked to shift its patients to the new formulation.

Several holdings detracted from performance, including Viacom Inc., NRG Energy Inc. and AbbVie Inc. Viacom’s stock declined due to ongoing advertising weakness driven by poor ratings at their key networks, which was exacerbated by an overall difficult advertising environment. This caused the company to lower earnings guidance. Viacom has now renewed the majority of its affiliate agreements through 2018, with the exception of 2016’s expiration of the DISH Network agreement. We believe clearing up that one remaining contract would lead to significant visibility in earnings and cash flows over the next few years.

NRG Energy also detracted from performance. Along with other independent power producers, NRG shares were under pressure as power prices, gas prices and weather negatively affected both results and investor perceptions. A recent conference call held by the company regarding its strategic focus also disappointed investors. We eliminated the position in November.

Finally, the Fund’s holdings in AbbVie detracted from performance. AbbVie was caught up in a pharmaceutical sell-off. We believe the market reaction was more about perceived risk to pricing for all large pharmaceutical companies. However, because such a large percentage of AbbVie’s earnings and cash flows are generated from its higher priced rheumatoid arthritis drug, Humira, AbbVie lagged more than its more diversified large pharma peers. The company also announced that its Hepatitis C drug, Viekira Pak (V-Pak) caused a handful of deaths and is being replaced by a second generation Hepatits C drug. We eliminated the position during the reporting period.

8	Nuveen Investments

Nuveen NWQ Large-Cap Value Fund

The Nuveen NWQ Large-Cap Value Fund’s Class A Shares at NAV underperformed both the Russell 1000® Value Index and the comparative Lipper classification average for the six-month reporting period ended December 31, 2015.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with large market capitalizations that are selected on an opportunistic basis. Generally, we look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

The Fund’s results relative to the Russell 1000® Value Index benchmark benefited from favorable stock selection in the technology sector. Our underweight and stock selection in the energy sector also contributed to performance. Offsetting these gains was the underperformance of our financials and utilities sector holdings.

Several individual holdings benefited performance, including Microsoft Corporation. The stock appreciated on optimism regarding the company’s cloud business and October earnings that exceeded expectations. Microsoft’s strengths can be seen in several areas, including increasing revenues and net income, as well as expanding profit margins and good cash flow from operations.

Also positively contributing to performance was Raytheon Company. The stock’s appreciation had as much to do with where the company was not invested as to where it was. At a time when most industrial companies have been facing negative estimate revisions due to the economic slowdown in China as well as weakening oil and gas and mining markets, Raytheon’s earnings outlook has remained intact because it has no exposure to these markets. Further, we believe the defense cycle is now at a turning point, which may result in another cycle of revenue and earnings growth.

Finally, Alphabet Inc. contributed to performance. Google introduced “Alphabet,” the holding company for Google, (and subsequently changed its company name to Alphabet Inc. Class A) that will allow its search business to be managed distinctly from other initiatives. The stock appreciated as the company continues to exhibit solid fundamentals, including expanding margins, success in mobile advertising and an acceleration in its search business. Management also announced a share buyback, its first announced plan that addresses the large amount of idle cash on its balance sheet.

Several holdings detracted from performance, including Viacom Inc., NRG Energy Inc. and AbbVie Inc. Viacom’s stock declined due to ongoing advertising weakness driven by poor ratings at their key networks, which was exacerbated by an overall difficult advertising environment. This caused the company to lower earnings guidance. Viacom has now renewed the majority of its affiliate agreements through 2018, with the exception of 2016’s expiration of the DISH Network agreement. We believe clearing up that one remaining contract would lead to significant visibility in earnings and cash flows over the next few years.

NRG Energy also detracted from performance. Along with other independent power producers, NRG shares were under pressure as power prices, gas prices and weather negatively affected both results and investor perceptions. A recent conference call held by the company regarding its strategic focus also disappointed investors. We eliminated the position in November.

Finally, the Fund’s holdings in AbbVie detracted from performance. AbbVie was caught up in a pharmaceutical sell-off. We believe the market reaction was more about perceived risk to pricing for all large pharmaceutical companies. However, because such a large percentage of AbbVie’s earnings and cash flows are generated from its higher priced rheumatoid arthritis drug, Humira, AbbVie lagged more than its more diversified large pharma peers. The company also announced that its Hepatitis C drug, Viekira Pak (V-Pak) caused a handful of deaths and is being replaced by a second generation Hepatits C drug.

Nuveen NWQ Small/Mid-Cap Value Fund

The Nuveen NWQ Small/Mid-Cap Value Fund’s Class A Shares at NAV outperformed both the Russell 2500® Value Index and the comparative Lipper classification average for the six-month reporting period ended December 31, 2015.

The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small to medium market capitalizations selected using an analyst-driven, value oriented process. We

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

For the six-month reporting period, strong stock selection in the financials, technology and consumer staples sectors contributed positively to the Fund’s performance. However, poor stock selection in the consumer discretionary and materials & processing sectors, detracted from the Fund’s performance. Several individual holdings contributed to performance including, health care holding Bruker Biosciences Corporation. The company’s shares rose sharply in the fourth quarter after the company reported earnings results that beat expectations. Bruker continues to rationalize research and development spending and has divested or shut down underperforming divisions. We believe the company can generate significant cash flow by improving both its working capital metrics along with a greater focus on controlling expense.

Orbital ATK, Inc., a global leader in aerospace and defense technologies, was also a significant contributor to the Fund’s performance. Orbital Sciences Corporation and Alliant Techsystems (ATK) completed their merger in the first quarter of 2015. The combined company, Orbital ATK, Inc., has benefited from significant revenue and cost synergies and a robust portfolio of satellite, rocket and propulsion technologies. Earnings and order bookings have exceeded expectations while consistent free cash flow generation has allowed orbital to pay down debt and repurchase shares.

Lattice Semiconductor Corporation was another top contributor to performance. During the reporting period, Lattice announced third quarter revenues rose 23% year over year, to $87.2 million, which translated to net income of $0.07 per share. Lattice also announced additional restructuring initiatives that, in our view, dramatically improve earnings visibility.

Several individual holdings detracted from performance including, Elizabeth Arden, Inc. Concerns regarding continued weakness in the company’s fragrance offerings and disappointing holiday retail sales have weighed on the shares. Despite the recent performance, we continue to believe that the ongoing turnaround will be successful. We remain favorable on recent management additions, the involvement of private equity investors Rhone Capital and the prospects for the new, slimmed-down, Elizabeth Arden brand. We believe risk/reward is quite favorable at current levels.

Also detracting from performance was Jazz Pharmaceuticals, Inc. Shares of Jazz were under pressure during the reporting period, as were the shares of most specialty pharmaceutical companies in the United States, as drug price inflation once again became headline news. The company’s flagship product for narcolepsy, Xyrem, has grown rapidly, but has been a significant beneficiary of price hikes over the past few years. Given the upcoming 2016 elections in the U.S., we do not expect the headline risk regarding drug companies and drug pricing to abate anytime soon and we therefore exited the position.

Lastly, our holdings Inter Parfums Inc. detracted from performance. The company operates in the fragrance business, and manufactures, markets and distributes an array of fragrances and fragrance related products. Top line growth has been slowed by the strength in the U.S. dollar and weakness in emerging markets. The company has several new product launches scheduled for 2016 which, we believe, should reignite organic growth.

Nuveen NWQ Small-Cap Value Fund

The Nuveen NWQ Small-Cap Value Fund’s Class A Shares at NAV outperformed the Russell 2000® Value Index and its Lipper classification average for the six-month reporting period ended December 31, 2015.

The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small market capitalizations selected using an analyst-driven, value oriented process. NWQ seeks to provide superior risk-adjusted returns through an analyst-driven, value-oriented process. We look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

Positive stock selection in the financial and technology sectors drove the outperformance, which was partially offset by weakness in the producer durables and materials & processing sectors.

10	Nuveen Investments

Several holdings positively contributed to performance. Auto Parts manufacturer, Stoneridge Inc. was the leading contributor to performance during the reporting period. The company recently appointed a new CEO, who is focused on organizing the company to leverage its global capabilities and streamlining operations. The company continues to reduce costs in its Brazilian operations and enjoys a significant backlog of design awards with General Motors and Ford Motor Company. Additionally, Stoneridge is in early conversations for design awards with large-truck original equipment manufacturers (OEMs) for its mirror replacement camera systems.

Shares of semiconductor manufacturer Integrated Device Technologies, Inc. also contributed to performance. The company maintains a strong balance sheet, has divested underperforming product lines, and, we believe, is well positioned to benefit from increased capital spending relating to the rollout of 4G LTE wireless. As an added bonus, the company maintains a leading position for the emerging wireless charging market. Organic growth continues to exceed expectations and we continue to find the shares attractive.

Orbital ATK, Inc., a global leader in aerospace and defense technologies, was also a significant contributor to the Fund’s performance. Orbital Sciences Corporation and Alliant Techsystems (ATK) completed their merger in the first quarter of 2015. The combined company, Orbital ATK, Inc., has benefited from significant revenue and cost synergies and a robust portfolio of satellite, rocket and propulsion technologies. Earnings and order bookings have exceeded expectations while consistent free cash flow generation has allowed orbital to pay down debt and repurchase shares.

Several individual holdings detracted from performance including, Elizabeth Arden Inc. Concerns regarding continued weakness in the company’s fragrance offerings and disappointing holiday retail sales have weighed on the shares. Despite the recent performance we continue to believe that the ongoing turnaround will be successful. We remain favorable on recent management additions, the involvement of private equity investors Rhone Capital, and the prospects for the new, slimmed-down, Elizabeth Arden brand. We believe risk/reward is quite favorable at current levels.

Also detracting was Astronics Corporation, a leading supplier of products to the global aerospace, defense and semiconductor industries. We eliminated our position in Astronics in October. We had trimmed our position throughout the third quarter on concerns that the aerospace cycle is peaking and the holding has been a strong contributor to performance over the past two years.

Lastly, Boise Cascade Company detracted from performance. The company is one of the largest producers of plywood and engineered wood products in North America and a leading U.S. wholesale distributor of building products. While persistent declines in lumber and plywood prices have weighed on recent results, we expect earnings from the engineered wood products and distribution businesses to improve as the housing recovery continues.

Nuveen Tradewinds Value Opportunities Fund

The Nuveen Tradewinds Value Opportunities Fund’s Class A Shares at NAV outperformed both the Lipper classification average and the Russell 3000® Value Index for the six-month reporting period ended December 31, 2015.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with varying market capitalizations selected using an eclectic, value-oriented process. Our team assesses each company held in the Fund individually to determine its future prospects and intrinsic value. Attractive valuation is our number one criterion and is a prerequisite for investing in any company. Some other criteria that we look for are sustainable business models, meaningful barriers to entry and the ability to meet basic needs.

The energy sector was the leading contributor to portfolio performance on a relative basis, due to a favorable underweight and strong performance from alternative energy company First Solar Inc. Overall, the financial services sector was the primary detractor from relative performance primarily due to negative selection effect.

First Solar Inc. was a contributor to portfolio performance as the company benefitted from Congress’s decision in mid-December to extend a solar investment tax credit through 2019. Additionally, an international climate change deal signed in December may boost investment in clean energy sources such as solar. Further, First Solar is poised to be a key beneficiary of California’s decision to raise its renewable energy mandate to 50% by 2030. We believe the company’s growing international business and strong balance sheet make it particularly well-positioned to take advantage of these industry tailwinds.

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

Finally, technology company Alphabet Inc. also contributed to performance. Google introduced “Alphabet,” the holding company for Google, (and subsequently changed its company name to Alphabet Inc. Class A) that will allow its search business to be managed distinctly from other initiatives. The stock appreciated as the company continues to exhibit solid fundamentals, including expanding margins, success in mobile advertising and an acceleration in its search business. Management also announced a share buyback, its first announced plan that addresses the large amount of idle cash on its balance sheet.

Diversified technology and financial services company General Electric Company was also a top contributor to portfolio performance. The company is in the process of executing a long-term strategy to trim ancillary businesses related to consumer and commercial finance and instead focus on its more profitable core strengths in the power industry. This focus has resulted in General Electric’s returns on equity and industrial margins steadily increasing and we believe this will continue as the U.S. economy improves further. We also believe the company is well positioned in its industrial internet and health care solutions businesses.

Media company Time Inc. was the leading detractor from portfolio performance. Some investors appear dissatisfied with the company’s progress in transitioning to more digitally-oriented offerings. Time has achieved a significant growth rate in its digital advertising revenues, but this growth has still not completely offset declines in its legacy print advertising business. Nonetheless, the company enjoys strong recognition of its brands such as People, Sports illustrated and Time Magazine and we believe it can improve cash flows from current levels over the long-term.

Financial holding company CIT Group Inc. was another detractor from portfolio performance. The company’s long-delayed purchase of OneWest Bank was finally approved by regulators early during the reporting period with the deal closing in early August. Investors may be concerned that OneWest’s relatively high yielding legacy loans will be difficult to replace as they naturally mature. We believe the deal is value-creating over the long-term, however, even transformative and we maintain our conviction in the company.

Aviation production and services company Triumph Group Inc. was another detractor from portfolio performance. The company has faced challenges to profitability related to declining sales of select commercial and business jetliners, as well as the end of its military cargo aircraft program. Additionally, cash flows have been constrained due to outflows to its Gulfstream wing programs as well as the company’s transition to become a full cash taxpayer in fiscal-year 2017. Despite these headwinds, we continue to find the company attractively valued and we believe that its pursuit of small- to mid-sized acquisitions and share repurchases should help revenue growth to resume and margins to improve.

12	Nuveen Investments

Risk Considerations

Risk Considerations

Nuveen NWQ Global Equity Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Global Equity Income Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Multi-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Large-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Small/Mid-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Small-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation,

Nuveen Investments	13

Risk Considerations (continued)

political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen Tradewinds Value Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

14	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Global Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(5.96)%	(0.02)%	0.79%
Class A Shares at maximum Offering Price	(11.37)%	(5.77)%	(2.56)%
MSCI World Index	(3.41)%	(0.87)%	1.21%
Lipper Global Multi-Cap Value Funds Classification Average	(6.21)%	(4.12)%	(2.33)%

Class C Shares	(6.34)%	(0.79)%	0.02%
Class I Shares	(5.81)%	0.29%	1.05%

Since inception returns are from 4/01/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	10.61%	11.27%	10.12%
Net Expense Ratios	1.21%	1.96%	0.96%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through October 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

16	Nuveen Investments

Nuveen NWQ Global Equity Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(2.89)%	0.53%	8.02%	9.51%
Class A Shares at maximum Offering Price	(8.47)%	(5.25)%	6.75%	8.49%
MSCI World Index	(3.41)%	(0.87)%	7.59%	8.69%
Lipper Global Equity Income	(4.08)%	(3.48)%	5.62%	6.98%

Class C Shares	(3.27)%	(0.24)%	7.21%	8.69%
Class R3 Shares*	(3.02)%	0.27%	7.74%	9.24%
Class I Shares	(2.76)%	0.79%	8.29%	9.79%

Since inception returns are from 9/15/09. Indexes and Lipper averages are not available for direct investment.

Performance prior to December 13, 2013, reflects the Fund’s performance using investment strategies that differed significantly from those currently in place.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge will only be available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	6.99%	7.49%	6.54%
Net Expense Ratios	1.21%	1.96%	0.96%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through October 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Class R3 Shares are not available for public offering.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Multi-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(7.91)%	(6.86)%	5.61%	1.81%
Class A Shares at maximum Offering Price	(13.21)%	(12.21)%	4.36%	1.21%
Russell 3000 Value Index	(3.64)%	(4.13)%	10.98%	6.11%
Lipper Multi-Cap Value	(5.78)%	(5.25)%	9.23%	5.51%

Class C Shares	(8.24)%	(7.56)%	4.82%	1.05%
Class I Shares	(7.81)%	(6.62)%	5.87%	2.06%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	(8.02)%	(7.10)%	5.34%	4.05%

Since inception returns for Class R3 Shares are from 8/04/08. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.30%	2.06%	1.55%	1.05%

18	Nuveen Investments

Nuveen NWQ Large-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(6.07)%	(5.61)%	5.48%	1.98%
Class A Shares at maximum Offering Price	(11.50)%	(11.03)%	4.25%	1.32%
Russell 1000® Value Index	(3.23)%	(3.83)%	11.27%	4.48%
Lipper Large-Cap Value Funds Classification Average	(4.33)%	(4.07)%	9.80%	4.00%

Class C Shares	(6.45)%	(6.37)%	4.70%	1.22%
Class R3 Shares	(6.11)%	(5.88)%	5.23%	7.03%
Class I Shares	(6.01)%	(5.48)%	5.75%	2.23%
Since inception returns for Class A, C and I Shares, and the comparative index and Lipper classification average, are from 12/15/06. Since inception returns for Class R3 Shares are from 9/29/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.17%	1.92%	1.42%	0.92%

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(5.31)%	(5.51)%	7.72%	3.49%
Class A Shares at maximum Offering Price	(10.77)%	(10.94)%	6.45%	2.81%
Russell 2500® Value Index	(7.07)%	(5.49)%	9.23%	5.03%
Lipper Small-Cap Core Funds Classification Average	(8.51)%	(5.15)%	8.32%	5.30%

Class C Shares	(5.67)%	(6.19)%	6.92%	2.70%
Class R3 Shares	(5.40)%	(5.73)%	7.45%	11.44%
Class I Shares	(5.17)%	(5.24)%	8.00%	3.62%

Since inception returns for Class A, C and I Shares, and the comparative index and Lipper classification average, are from 12/15/06. Since inception returns for Class R3 Shares are from 9/29/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.31%	2.06%	1.56%	1.06%

The Fund’s investment adviser has agreed to waive fees and/or reimburse other Fund expenses through October 31, 2016 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% (1.45% after October 31, 2016) of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

20	Nuveen Investments

Nuveen NWQ Small-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(5.91)%	(4.08)%	11.19%	6.39%
Class A Shares at maximum Offering Price	(11.33)%	(9.61)%	9.88%	5.76%
Russell 2000® Value Index	(8.17)%	(7.47)%	7.67%	5.57%
Lipper Small-Cap Core Funds Classification Average	(8.51)%	(5.15)%	8.32%	6.36%

Class C Shares	(6.28)%	(4.79)%	10.37%	5.60%
Class I Shares	(5.81)%	(3.86)%	11.47%	6.66%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	(6.05)%	(4.35)%	10.92%	14.02%
Class R6 Shares	(5.72)%	(3.71)%	N/A	11.29%

Since inception returns for Class R3 and R6 Shares are from 9/29/09 and 2/15/13, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.42%	2.17%	1.67%	1.01%	1.17%

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Value Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(1.11)%	(0.10)%	5.71%	8.76%
Class A Shares at maximum Offering Price	(6.79)%	(5.84)%	4.46%	8.12%
Russell 3000® Value Index	(3.64)%	(4.13)%	10.98%	6.11%
Lipper Global Multi-Cap Value Funds Classification Average	(6.21)%	(4.12)%	5.46%	4.48%

Class C Shares	(1.48)%	(0.88)%	4.91%	7.94%
Class I Shares	(0.98)%	0.12%	5.97%	9.03%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	(1.23)%	(0.38)%	5.45%	7.83%

Since inception returns for Class R3 Shares are from 8/04/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.27%	2.03%	1.53%	1.03%

22	Nuveen Investments

Holding

Summaries as of December 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms used in this Report for definitions of terms used within this section.

Nuveen NWQ Global Equity Fund

Portfolio Allocation

(% of net assets)

Common Stocks	98.4%
Other Assets Less Liabilities	1.6%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Samsung SDI Co, Ltd	2.9%
Barclays PLC	2.8%
Nitto Denko Corporation	2.8%
Unum Group	2.7%
Aryzta AG	2.6%

Portfolio Composition

(% of net assets)

Pharmaceuticals	11.8%
Banks	10.3%
Chemicals	7.2%
Insurance	6.3%
Food & Staples Retailing	5.7%
Electronic Equipment, Instruments & Components	5.0%
Food Products	5.0%
Semiconductors & Semiconductor Equipment	4.3%
Household Durables	4.3%
Media	4.0%
Automobiles	3.6%
Diversified Telecommunication Services	2.9%
Life Sciences Tools & Services	2.3%
Multiline Retail	2.3%
Auto Components	2.3%
Communications Equipment	2.0%
Other	19.1%
Other Assets Less Liabilities	1.6%
Net Assets	100%

Country Allocation

(% of net assets)

United States	39.8%
Japan	11.1%
United Kingdom	9.0%
Switzerland	7.3%
Germany	6.1%
France	4.4%
South Korea	2.9%
Canada	2.8%
Netherlands	2.5%
Norway	2.4%
Spain	2.2%
Other	7.9%
Other Assets Less Liabilities	1.6%
Net Assets	100%

Nuveen Investments	23

Holding Summaries as of December 31, 2015 (continued)

Nuveen NWQ Global Equity Income Fund

Portfolio Allocation

(% of net assets)

Common Stocks	92.8%
Convertible Preferred Securities	3.4%
$25 Par (or similar) Retail Preferred	2.4%
$1,000 Par (or similar) Institutional Preferred	0.8%
Other Assets Less Liabilities	0.6%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

GlaxoSmithKline PLC	3.1%
Nippon Telegraph and Telephone Corporation, ADR	3.1%
Unum Group	3.0%
Citigroup Inc.	2.9%
Oracle Corporation	2.9%

Portfolio Composition

(% of net assets)

Pharmaceuticals	13.7%
Banks	11.7%
Insurance	10.4%
Media	7.1%
Diversified Telecommunication Services	5.3%
Capital Markets	5.1%
Software	5.0%
Air Freight & Logistics	3.7%
Chemicals	3.4%
Diversified Financial Services	3.3%
Oil, Gas & Consumable Fuels	3.0%
Communications Equipment	3.0%
Real Estate Investment Trust	2.7%
Tobacco	2.7%
Food & Staples Retailing	2.5%
Other	16.8%
Other Assets Less Liabilities	0.6%
Net Assets	100%

Country Allocation

(% of net assets)

United States	48.1%
United Kingdom	11.7%
Germany	10.7%
Switzerland	7.0%
Canada	3.4%
Netherlands	3.4%
Japan	3.1%
Israel	3.1%
France	2.6%
Other	6.3%
Other Assets Less Liabilities	0.6%
Net Assets	100%

24	Nuveen Investments

Nuveen NWQ Multi-Cap Value Fund

Portfolio Allocation

(% of net assets)

Common Stocks	99.1%
Repurchase Agreements	1.1%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	12.4%
Oil, Gas, & Consumable Fuels	11.1%
Insurance	9.4%
Pharmaceuticals	6.8%
Real Estate Investment Trust	6.4%
Media	5.1%
Automobiles	4.9%
Machinery	4.9%
Food Products	4.1%
Communications Equipment	3.5%
IT Services	3.5%
Life Sciences Tools & Services	3.2%
Electronic Equipment & Instruments	3.0%
Software	3.0%
Other	17.8%
Repurchase Agreements	1.1%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Citigroup Inc.	4.4%
Unum Group	3.9%
CIT Group Inc.	3.6%
General Motors Company	3.3%
Bio-Rad Laboratories Inc.	3.2%

Nuveen Investments	25

Holding Summaries as of December 31, 2015 (continued)

Nuveen NWQ Large-Cap Value Fund

Portfolio Allocation

(% of net assets)

Common Stocks	96.6%
Repurchase Agreements	4.0%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	16.8%
Insurance	10.8%
Oil, Gas & Consumable Fuels	10.3%
Media	6.4%
Pharmaceuticals	6.2%
Software	5.0%
Automobiles	4.9%
Consumer Finance	4.1%
Industrial Conglomerates	3.6%
Machinery	3.4%
Internet Software & Services	2.9%
Food & Staples Retailing	2.5%
Semiconductors & Semiconductor Equipment	2.1%
Other	17.6%
Repurchase Agreements	4.0%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Citigroup Inc.	4.3%
Unum Group	3.9%
CIT Group Inc.	3.5%
Discover Financial Services	3.3%
General Motors Company	3.2%

26	Nuveen Investments

Nuveen NWQ Small/Mid-Cap Value Fund

Portfolio Allocation

(% of net assets)

Common Stocks	95.6%
Repurchase Agreements	4.4%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	15.3%
Food Products	9.8%
Semiconductors & Semiconductor Equipment	7.4%
Household Durables	6.7%
Real Estate Investment Trust	5.3%
Electronic Equipment & Instruments	4.8%
Life Sciences Tools & Services	4.8%
Communications Equipment	4.7%
Paper & Forest Products	4.6%
Personal Products	3.5%
Insurance	3.2%
IT Services	3.0%
Real Estate Management & Development	2.7%
Electrical Equipment	2.5%
Other	17.3%
Repurchase Agreements	4.4%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Coherent Inc.	4.8%
Teradyne Inc.	3.9%
Lattice Semiconductor Corporation	3.5%
Mitel Networks Corporation	3.4%
Bio-Rad Laboratories Inc.	3.3%

Nuveen Investments	27

Holding Summaries as of December 31, 2015 (continued)

Nuveen NWQ Small-Cap Value Fund

Portfolio Allocation

(% of net assets)

Common Stocks	93.4%
Repurchase Agreements	6.1%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	14.6%
Food Products	8.8%
Paper & Forest Products	8.2%
Electronic Equipment & Instruments	7.6%
Semiconductors & Semiconductor Equipment	7.6%
Household Durables	7.4%
Real Estate Investment Trust	5.1%
Communications Equipment	3.4%
Personal Products	3.4%
Auto Components	3.3%
Health Care Equipment & Supplies	3.0%
Electrical Equipment	2.4%
Gas Utilities	2.3%
Other	16.3%
Repurchase Agreements	6.1%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Coherent Inc.	4.3%
Capital Bank Financial Corporation, Class A Shares	3.9%
Lattice Semiconductor Corporation	3.5%
Western Alliance Bancorporation	3.4%
Mitel Networks Corporation	3.4%

28	Nuveen Investments

Nuveen Tradewinds Value Opportunities Fund

Portfolio Allocation

(% of net assets)

Common Stocks	99.3%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	11.1%
Insurance	10.6%
Biotechnology	6.8%
Food Products	6.2%
Pharmaceuticals	6.0%
Diversified Telecommunication Services	4.9%
Media	4.9%
Software	4.9%
Oil, Gas, & Consumable Fuels	4.3%
Industrial Conglomerates	4.1%
Electronic Equipment & Instruments	3.5%
Health Care Providers & Services	2.8%
Road & Rail	2.7%
Communications Equipment	2.6%
Chemicals	2.5%
Consumer Finance	2.4%
Other	19.0%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Citigroup Inc.	5.0%
General Electric Company	4.1%
Baxalta Inc.	3.8%
Pfizer Inc.	3.8%
American International Group, Inc.	3.5%

Nuveen Investments	29

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2015.

The beginning of the period is July 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen NWQ Global Equity Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$940.40	$936.60	$941.90
Expenses Incurred During Period	$5.90	$9.54	$4.69
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.05	$1,015.28	$1,020.31
Expenses Incurred During Period	$6.14	$9.93	$4.88

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.21%, 1.96% and 0.96% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

30	Nuveen Investments

Nuveen NWQ Global Equity Income Fund

	Share Class
	Class A	Class C	Class R3*	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$971.10	$967.30	$969.80	$972.40
Expenses Incurred During Period	$6.04	$9.69	$7.23	$4.81
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.00	$1,015.28	$1,017.80	$1,020.26
Expenses Incurred During Period	$6.19	$9.93	$7.41	$4.93

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.96%, 1.46% and 0.97% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

*	Class R3 Shares are not available for public offering.

Nuveen NWQ Multi-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$920.90	$917.60	$919.80	$921.90
Expenses Incurred During Period	$6.42	$10.03	$7.62	$5.22
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.45	$1,014.68	$1,017.19	$1,019.71
Expenses Incurred During Period	$6.75	$10.53	$8.01	$5.48

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.33%, 2.08%, 1.58% and 1.08% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen NWQ Large-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$939.30	$935.50	$938.90	$939.90
Expenses Incurred During Period	$5.75	$9.39	$6.97	$4.53
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.20	$1,015.43	$1,017.95	$1,020.46
Expenses Incurred During Period	$5.99	$9.78	$7.25	$4.72

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.18%, 1.93%, 1.43% and 0.93% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Investments	31

Expense Examples (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$946.90	$943.30	$946.00	$948.30
Expenses Incurred During Period	$6.41	$10.06	$7.63	$5.19
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.55	$1,014.78	$1,017.29	$1,019.81
Expenses Incurred During Period	$6.65	$10.43	$7.91	$5.38

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06%, 1.56% and 1.06% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen NWQ Small-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$940.90	$937.20	$939.50	$942.80	$941.90
Expenses Incurred During Period	$6.73	$10.42	$8.00	$4.83	$5.56
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.20	$1,014.38	$1,016.89	$1,020.16	$1,019.41
Expenses Incurred During Period	$7.00	$10.84	$8.31	$5.03	$5.79

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.38%, 2.14%, 1.64%, 0.99% and 1.14% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Tradewinds Value Opportunities Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$988.90	$985.20	$987.70	$990.20
Expenses Incurred During Period	$6.25	$9.98	$7.49	$5.00
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.85	$1,015.08	$1,017.60	$1,020.11
Expenses Incurred During Period	$6.34	$10.13	$7.61	$5.08

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.25%, 2.00%, 1.50% and 1.00% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

32	Nuveen Investments

Nuveen NWQ Global Equity Fund

Portfolio of Investments	December 31, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.4%

	COMMON STOCKS – 98.4%

	Auto Components – 2.3%

7,435	GKN PLC, (3)	$33,739

	Automobiles – 3.6%

365	Daimler AG, (3)	30,497

645	General Motors Company	21,936
	Total Automobiles	52,433

	Banks – 10.3%

12,575	Barclays PLC, (3)	40,476

905	CIT Group Inc.	35,929

710	Citigroup Inc.	36,743

2,740	ING Groep N.V., Ordinary Shares	37,072
	Total Banks	150,220

	Beverages – 1.9%

2,590	Britvic PLC, (3)	27,750

	Biotechnology – 1.3%

325	AbbVie Inc.	19,253

	Capital Markets – 1.8%

1,335	UBS AG	25,859

	Chemicals – 7.2%

325	Agrium Inc.	29,036

1,520	Nissan Chemical Industries Limited, (3)	34,506

565	Nitto Denko Corporation, (3)	41,248
	Total Chemicals	104,790

	Communications Equipment – 2.0%

3,055	Ericsson LM, Class B Shares, (3)	29,454

	Containers & Packaging – 2.0%

5,025	DS Smith PLC, (3)	29,394

	Diversified Telecommunication Services – 2.9%

825	Nippon Telegraph and Telephone Corporation, ADR, (3)	32,833

985	Telefonica Brasil SA, (3)	8,861
	Total Diversified Telecommunication Services	41,694

	Electric Utilities – 1.8%

7,205	EDP – Energias de Portugal, S.A., (3)	25,962

Nuveen Investments	33

Nuveen NWQ Global Equity Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components – 5.0%

470	Coherent Inc., (2)	$30,602

435	Samsung SDI Co, Ltd, (3)	41,818
	Total Electronic Equipment, Instruments & Components	72,420

	Food & Staples Retailing – 5.7%

730	Carrefour SA, (3)	21,068

300	CVS Caremark Corporation	29,331

1,035	Metro AG, (3)	32,972
	Total Food & Staples Retailing	83,371

	Food Products – 5.0%

745	Aryzta AG, (3)	37,689

4,375	Orkla ASA, (3)	34,514
	Total Food Products	72,203

	Household Durables – 4.3%

1,975	Sekisui House, Ltd., (3)	33,207

1,820	Taylor Morrison, (2)	29,120
	Total Household Durables	62,327

	Industrial Conglomerates – 1.8%

265	Siemens AG, Sponsored ADR, (3)	25,638

	Insurance – 6.3%

370	AON PLC	34,118

185	Swiss Re AG, (3)	18,068

1,175	Unum Group	39,116
	Total Insurance	91,302

	IT Services – 1.7%

900	VeriFone Holdings Inc., (2)	25,218

	Life Sciences Tools & Services – 2.3%

245	Bio-Rad Laboratories Inc., (2)	33,972

	Machinery – 1.7%

820	Alstom SA, (3)	25,047

	Media – 4.0%

955	Interpublic Group of Companies, Inc.	22,232

320	Time Warner Inc.	20,694

370	Viacom Inc., Class B	15,229
	Total Media	58,155

	Multiline Retail – 2.3%

465	Target Corporation	33,764

	Oil, Gas & Consumable Fuels – 0.8%

565	Canadian Natural Resources Limited	12,334

34	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals – 11.8%

1,130	Almirall SA, (2), (3)	$22,839

605	Impax Laboratories Inc., (2)	25,870

565	Otsuka Holdings Company KK, (3)	20,074

87	Roche Holdings AG, Sponsored ADR, (3)	24,108

220	Sanofi-Synthelabo, SA, (3)	18,749

465	Teva Pharmaceutical Industries Limited, Sponsored ADR, (3)	30,337

330	UCB SA, (3)	29,787
	Total Pharmaceuticals	171,764

	Road & Rail – 0.9%

180	Union Pacific Corporation	14,076

	Semiconductors & Semiconductor Equipment – 4.3%

880	Microsemi Corporation, (2)	28,679

1,635	Teradyne Inc.	33,795
	Total Semiconductors & Semiconductor Equipment	62,474

	Software – 1.5%

615	Oracle Corporation	22,466

	Specialty Retail – 1.9%

1,605	Express Inc., (2)	27,734
	Total Long-Term Investments (cost $1,433,052) – 98.4%	1,434,813
	Other Assets Less Liabilities – 1.6%	23,261
	Net Assets – 100%	$1,458,074

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	35

Nuveen NWQ Global Equity Income Fund

Portfolio of Investments	December 31, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.4%

	COMMON STOCKS – 92.8%

	Air Freight & Logistics – 3.7%

3,165	Deutsche Post AG, (2)	$88,486

580	United Parcel Service, Inc., Class B	55,813
	Total Air Freight & Logistics	144,299

	Airlines – 0.6%

425	Copa Holdings SA	20,511

	Automobiles – 2.3%

480	Daimler AG, (2)	40,106

3,490	Ford Motor Company	49,174
	Total Automobiles	89,280

	Banks – 10.8%

18,300	Barclays PLC, (2)	58,903

1,975	CIT Group Inc.	78,408

1,525	Citigroup Inc.	78,919

5,155	ING Groep N.V., Ordinary Shares	69,747

1,190	JPMorgan Chase & Co.	78,576

1,085	Wells Fargo & Company	58,981
	Total Banks	423,534

	Biotechnology – 1.2%

825	AbbVie Inc.	48,873

	Capital Markets – 4.6%

4,055	Ares Capital Corporation	57,784

1,840	Bank New York Mellon	75,845

2,540	UBS Group AG, (2)	49,275
	Total Capital Markets	182,904

	Chemicals – 3.4%

1,175	Agrium Inc.	105,017

3,800	CVR Partners LP	30,438
	Total Chemicals	135,455

	Communications Equipment – 3.0%

2,235	Cisco Systems, Inc.	60,691

6,100	Ericsson LM, Class B Shares, (2)	58,812
	Total Communications Equipment	119,503

	Containers & Packaging – 0.8%

495	Avery Dennison Corporation	31,017

36	Nuveen Investments

Shares	Description (1)	Value

	Diversified Financial Services – 3.3%

5,020	Challenger Limited, (2)	$31,638

1,100	Deutsche Boerse AG, (2)	96,691
	Total Diversified Financial Services	128,329

	Diversified Telecommunication Services – 3.8%

3,100	Nippon Telegraph and Telephone Corporation, ADR, (2)	123,372

3,100	Telefonica Brasil SA, (2)	27,888
	Total Diversified Telecommunication Services	151,260

	Electric Utilities – 1.0%

11,200	EDP – Energias de Portugal, S.A., (2)	40,357

	Electrical Equipment – 1.0%

780	Eaton PLC	40,591

	Food & Staples Retailing – 2.5%

1,005	CVS Caremark Corporation	98,259

	Food Products – 1.5%

7,470	Orkla ASA, (2)	58,930

	Hotels, Restaurants & Leisure – 0.8%

570	Cedar Fair LP	31,829

	Industrial Conglomerates – 1.8%

1,230	General Electric Company	38,315

1,205	Koninklijke Philips Electronics NV, (2)	30,757
	Total Industrial Conglomerates	69,072

	Insurance – 9.4%

340	Allianz AG ORD Shares, (2)	59,935

10,900	CGNU PLC, (2)	82,736

1,100	Swiss Re AG, (2)	107,432

3,555	Unum Group	118,345
	Total Insurance	368,448

	Media – 7.1%

2,100	Interpublic Group of Companies, Inc.	48,888

2,065	National CineMedia, Inc.	32,441

770	ProSiebenSat.1 Media AG, (2)	38,848

700	RTL Group SA, (2)	58,513

925	Time Warner Inc.	59,820

1,025	Viacom Inc., Class B	42,189
	Total Media	280,699

	Multiline Retail – 2.3%

1,260	Target Corporation	91,489

Nuveen Investments	37

Nuveen NWQ Global Equity Income Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Shares	Description (1)			Value

	Oil, Gas & Consumable Fuels – 3.0%

335	Phillips 66			$27,403

1,485	Royal Dutch Shell PLC, Class A, (2)			33,634

1,140	Suncor Energy, Inc.			29,412

655	Total SA, (2)			29,365
	Total Oil, Gas & Consumable Fuels			119,814

	Pharmaceuticals – 11.7%

2,750	AstraZeneca PLC			93,363

6,040	GlaxoSmithKline PLC, (2)			121,982

950	Merck & Company Inc.			50,179

290	Roche Holdings AG, Sponsored ADR, (2)			80,361

865	Sanofi-Synthelabo, SA, (2)			73,717

635	Teva Pharmaceutical Industries Limited, Sponsored ADR			41,681
	Total Pharmaceuticals			461,283

	Professional Services – 1.0%

580	Adecco SA, (2)			39,697

	Real Estate Investment Trust – 2.7%

1,990	National Storage Affiliates Trust			34,089

2,225	Paramount Group Inc.			40,273

2,000	PennyMac Mortgage Investment Trust			30,520
	Total Real Estate Investment Trust			104,882

	Semiconductors & Semiconductor Equipment – 1.0%

850	Microchip Technology Incorporated, (4)			39,559

	Software – 5.0%

1,500	Microsoft Corporation			83,220

3,095	Oracle Corporation			113,059
	Total Software			196,279

	Technology, Hardware, Storage & Peripherals – 0.8%

800	Seagate Technology			29,328

	Tobacco – 2.7%

1,975	Imperial Tobacco Group, (2)			104,315
	Total Common Stocks (cost $3,514,155)			3,649,796

Shares	Description (1)	Coupon	Ratings (3)	Value

	CONVERTIBLE PREFERRED SECURITIES – 3.4%

	Diversified Telecommunication Services – 1.4%

620	Frontier Communications Corporation	11.125%	N/R	$56,780

	Pharmaceuticals – 2.0%

77	Teva Pharmaceutical Industries Limited, (2)	7.000%	N/R	78,810
	Total Convertible Preferred Securities (cost $138,310)			135,590

38	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED SECURITIES – 2.4%

	Banks – 0.9%

1,250	Citigroup Inc.	6.875%		BB+	$34,825

	Capital Markets – 0.5%

625	Morgan Stanley	7.125%		Ba1	17,875

	Insurance – 1.0%

1,600	National General Holding Company	7.625%		N/R	39,296
	Total $25 Par (or similar) Retail Preferred Securities (cost $90,422)				91,996

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.8%

	Food Products – 0.8%

30	Land O’ Lakes Incorporated, 144A	8.000%	12/31/65	BB	$31,163
	Total $1,000 Par (or similar) Institutional Preferred (cost $30,000)				31,163
	Total Long-Term Investments (cost $3,772,887) – 99.4%				3,908,545
	Other Assets Less Liabilities – 0.6% (5)				24,970
	Net Assets – 100%				$3,933,515

Investments in Derivatives as of December 31, 2015

Options Written outstanding:

Option Type Contracts	Number of Contracts	Description	Notional Amount (6)	Expiration Date	Strike Price	Value
Call	(7)	Microchip Technology Incorporated	$(32,200)	1/15/16	46.0	$(928)
Call	(10)	National CineMedia Inc.	(17,500)	3/18/16	17.5	(250)
Call	(2)	Phillips 66 Partners LP	(19,500)	2/19/16	97.5	(50)
	(19)	Total Options Written (premiums received $2,462)	$(69,200)			$(1,228)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	39

Nuveen NWQ Multi-Cap Value Fund

Portfolio of Investments	December 31, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.1%

	COMMON STOCKS – 99.1%

	Airlines – 0.9%

20,000	Copa Holdings SA	$965,200

	Automobiles – 4.9%

117,900	Ford Motor Company	1,661,211

101,700	General Motors Company	3,458,817
	Total Automobiles	5,120,028

	Banks – 12.4%

79,500	Bank of America Corporation	1,337,985

94,200	CIT Group Inc.	3,739,740

88,000	Citigroup Inc.	4,553,999

48,000	JPMorgan Chase & Co.	3,169,440
	Total Banks	12,801,164

	Capital Markets – 2.9%

151,500	FBR Capital Markets Corporation	3,014,850

	Communication Equipment – 3.5%

37,000	Arris Group Inc., (2)	1,131,090

320,300	Mitel Networks Corporation, (2)	2,463,107
	Total Communication Equipment	3,594,197

	Consumer Finance – 2.8%

53,400	Discover Financial Services	2,863,308

	Electronic Equipment & Instruments – 3.0%

47,000	Coherent Inc., (2)	3,060,170

	Food & Staples Retailing – 2.7%

217,000	Metro AG, ADR, (3)	1,362,760

24,000	Wal-Mart Stores, Inc.	1,471,200
	Total Food & Staples Retailing	2,833,960

	Food Products – 4.1%

76,500	Aryzta AG	1,965,285

290,000	Orkla ASA, Sponsored ADR	2,272,150
	Total Food Products	4,237,435

	Industrial Conglomerates – 1.6%

67,000	Philips Electronics	1,705,150

	Insurance – 9.4%

28,100	AON PLC	2,591,101

40	Nuveen Investments

Shares	Description (1)	Value

	Insurance (continued)

37,000	Loews Corporation	$1,420,800

20,537	Reinsurance Group of America Inc.	1,756,940

120,300	Unum Group	4,004,787
	Total Insurance	9,773,628

	Internet Software & Services – 1.2%

43,900	eBay Inc., (2)	1,206,372

	IT Services – 3.5%

43,900	PayPal Holdings, Inc., (2)	1,589,180

71,200	VeriFone Holdings Inc., (2)	1,995,024
	Total IT Services	3,584,204

	Life Sciences Tools & Services – 3.2%

23,575	Bio-Rad Laboratories Inc., (2)	3,268,910

	Machinery – 4.9%

31,900	Ingersoll Rand Company Limited, Class A	1,763,751

28,000	PACCAR Inc.	1,327,200

104,800	Terex Corporation	1,936,704
	Total Machinery	5,027,655

	Media – 5.1%

107,500	Interpublic Group of Companies, Inc.	2,502,600

67,197	Viacom Inc., Class B	2,765,829
	Total Media	5,268,429

	Multiline Retail – 1.7%

23,700	Target Corporation	1,720,857

	Oil, Gas & Consumable Fuels – 11.1%

27,100	Apache Corporation	1,205,137

37,400	EQT Corporation	1,949,662

30,400	Hess Corporation	1,473,792

37,600	Occidental Petroleum Corporation	2,542,136

16,000	Phillips 66	1,308,800

30,100	Royal Dutch Shell PLC, Class A, Sponsored ADR	1,378,279

61,100	Suncor Energy, Inc.	1,576,380
	Total Oil, Gas & Consumable Fuels	11,434,186

	Pharmaceuticals – 6.8%

30,900	Impax Laboratories Inc., (2)	1,321,284

47,600	Pfizer Inc.	1,536,528

49,100	Sanofi-Aventis, ADR	2,094,115

32,600	Teva Pharmaceutical Industries Limited, Sponsored ADR	2,139,864
	Total Pharmaceuticals	7,091,791

Nuveen Investments	41

Nuveen NWQ Multi-Cap Value Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Shares	Description (1)			Value

	Real Estate Investment Trust – 6.4%

173,200	Brandywine Realty Trust			$2,365,912

82,000	Paramount Group Inc.			1,484,200

80,700	PennyMac Mortgage Investment Trust			1,231,482

114,000	Redwood Trust Inc.			1,504,800
	Total Real Estate Investment Trust			6,586,394

	Semiconductors & Semiconductor Equipment – 2.9%

147,200	Teradyne Inc.			3,042,624

	Software – 3.0%

86,000	Oracle Corporation			3,141,580

	Specialy Retail – 1.1%

66,200	Express Inc., (2)			1,143,936
	Total Long-Term Investments (cost $91,959,496)			102,486,028

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.1%

	REPURCHASE AGREEMENTS – 1.1%

$1,190	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/15, repurchase price $1,189,716, collateralized by $1,180,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $1,216,674	0.030%	1/04/16	$1,189,712
	Total Short-Term Investments (cost $1,189,712)			1,189,712
	Total Investments (cost $93,149,208) – 100.2%			103,675,740
	Other Assets Less Liabilities – (0.2)%			(218,934)
	Net Assets – 100%			$103,456,806

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

42	Nuveen Investments

Nuveen NWQ Large-Cap Value Fund

Portfolio of Investments	December 31, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.6%

	COMMON STOCKS – 96.6%

	Aerospace & Defense – 1.5%

16,830	Raytheon Company	$2,095,840

	Airlines – 1.1%

29,900	Copa Holdings SA	1,442,974

	Automobiles – 4.9%

164,600	Ford Motor Company	2,319,214

130,900	General Motors Company	4,451,909
	Total Automobiles	6,771,123

	Banks – 16.8%

194,900	Bank of America Corporation	3,280,167

119,500	CIT Group Inc.	4,744,150

115,220	Citigroup Inc.	5,962,635

57,720	JPMorgan Chase & Co.	3,811,252

21,900	PNC Financial Services Group, Inc.	2,087,289

57,900	Wells Fargo & Company	3,147,444
	Total Banks	23,032,937

	Biotechnology – 1.5%

33,700	AbbVie Inc.	1,996,388

	Chemicals – 1.8%

28,210	Agrium Inc.	2,520,281

	Communication Equipment – 1.9%

95,600	Cisco Systems, Inc.	2,596,018

	Consumer Finance – 4.1%

83,400	Discover Financial Services	4,471,908

40,097	Synchrony Financial, (2)	1,219,350
	Total Consumer Finance	5,691,258

	Food & Staples Retailing – 2.5%

25,300	CVS Caremark Corporation	2,473,581

150,500	Metro AG, Sponsored ADR, (3)	945,140
	Total Food & Staples Retailing	3,418,721

	Food Products – 1.7%

90,300	Aryzta AG	2,319,807

	Health Care Providers & Services – 2.0%

18,600	CIGNA Corporation	2,721,738

Nuveen Investments	43

Nuveen NWQ Large-Cap Value Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Shares	Description (1)	Value

	Industrial Conglomerates – 3.6%

78,830	General Electric Company	$2,455,555

98,000	Philips Electronics	2,494,100
	Total Industrial Conglomerates	4,949,655

	Insurance – 10.8%

44,100	AON PLC	4,066,461

54,631	Loews Corporation	2,097,830

67,180	MetLife, Inc.	3,238,748

162,200	Unum Group	5,399,638
	Total Insurance	14,802,677

	Internet Software & Services – 2.9%

3,030	Alphabet Inc., Class A, (2)	2,357,370

61,500	eBay Inc., (2)	1,690,020
	Total Internet Software & Services	4,047,390

	IT Services – 1.9%

73,000	PayPal Holdings, Inc., (2)	2,642,600

	Machinery – 3.4%

47,770	Ingersoll Rand Company Limited, Class A	2,641,203

44,300	PACCAR Inc.	2,099,820
	Total Machinery	4,741,023

	Media – 6.4%

118,000	Interpublic Group of Companies, Inc.	2,747,040

33,200	Time Warner Inc.	2,147,044

96,000	Viacom Inc., Class B	3,951,360
	Total Media	8,845,444

	Multiline Retail – 1.7%

32,700	Target Corporation	2,374,347

	Oil, Gas & Consumable Fuels – 10.3%

46,000	Apache Corporation	2,045,620

49,100	EQT Corporation	2,559,583

44,400	Hess Corporation	2,152,512

58,000	Occidental Petroleum Corporation	3,921,380

21,700	Phillips 66	1,775,060

64,000	Suncor Energy, Inc.	1,651,200
	Total Oil, Gas & Consumable Fuels	14,105,355

	Pharmaceuticals – 6.2%

69,600	Pfizer Inc.	2,246,688

73,900	Sanofi-Aventis, ADR	3,151,835

48,300	Teva Pharmaceutical Industries Limited, Sponsored ADR	3,170,412
	Total Pharmaceuticals	8,568,935

44	Nuveen Investments

Shares	Description (1)			Value

	Road & Rail – 1.4%

25,000	Union Pacific Corporation			$1,955,000

	Semiconductor Equipment – 2.1%

136,500	Teradyne Inc.			2,821,455

	Software – 5.0%

49,000	Microsoft Corporation			2,718,520

113,500	Oracle Corporation			4,146,155
	Total Software			6,864,675

	Tobacco – 1.1%

15,820	Philip Morris International			1,390,736
	Total Long-Term Investments (cost $98,374,959)			132,716,377

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 4.0%

	REPURCHASE AGREEMENTS – 4.0%

$5,485	Repurchase Agreement with Fixed Income Clearing Corporation, date 12/31/15, repurchase price $5,484,704, collateralized by $5,430,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $5,598,764	0.030%	1/04/16	$5,484,686
	Total Short-Term Investments (cost $5,484,686)			5,484,686
	Total Investments (cost $103,859,645) – 100.6%			138,201,063
	Other Assets Less Liabilities – (0.6)%			(759,831)
	Net Assets – 100%			$137,441,232

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	45

Nuveen NWQ Small/Mid-Cap Value Fund

Portfolio of Investments	December 31, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 95.6%

	COMMON STOCKS – 95.6%

	Aerospace & Defense – 1.6%

7,832	Orbital ATK, Inc.	$699,711

	Banks – 15.3%

12,665	Ameris Bancorp.	430,483

39,860	Capital Bank Financial Corporation, Class A Shares	1,274,723

21,310	CIT Group Inc.	846,007

34,915	Heritage Financial Corporation	657,799

26,385	Pacwest Bancorp.	1,137,194

27,970	Privatebancorp, Inc.	1,147,329

39,610	Western Alliance Bancorporation, (2)	1,420,415
	Total Banks	6,913,950

	Communication Equipment – 4.7%

14,440	Arris Group Inc., (2)	441,431

7,162	Lumentum Holdings Inc., (2)	157,707

196,895	Mitel Networks Corporation, (2)	1,514,123
	Total Communication Equipment	2,113,261

	Containers & Packaging – 1.2%

9,210	Avery Dennison Corporation	577,099

	Electrical Equipment – 2.5%

20,160	EnerSys	1,127,549

	Electronic Equipment & Instruments – 4.8%

32,940	Coherent Inc., (2)	2,144,723

	Food Products – 9.8%

48,660	Aryzta AG	1,250,075

14,905	John B Sanfillippo & Son, Inc.	805,317

125,560	Orkla ASA	983,763

17,475	Treehouse Foods Inc., (2)	1,371,089
	Total Food Products	4,410,244

	Gas Utilities – 2.4%

18,220	Laclede Group Inc.	1,082,450

	Household Durables – 6.7%

39,832	La Z Boy Inc.	972,697

64,660	Taylor Morrison, (2)	1,034,560

80,505	Tri Pointe Homes, Incorporated, (2)	1,019,998
	Total Household Durables	3,027,255

46	Nuveen Investments

Shares	Description (1)	Value

	Insurance – 3.2%

17,700	Axis Capital Holdings Limited	$995,094

5,055	Reinsurance Group of America Inc.	432,455
	Total Insurance	1,427,549

	IT Services – 3.0%

8,540	Euronet Worldwide, Inc., (2)	618,552

26,715	VeriFone Holdings Inc., (2)	748,554
	Total IT Services	1,367,106

	Life Sciences Tools & Services – 4.8%

10,690	Bio-Rad Laboratories Inc., (2)	1,482,275

28,395	Bruker Biosciences Corporation, (2)	689,147
	Total Life Sciences Tools & Services	2,171,422

	Machinery – 1.6%

19,845	Albany International Corporation, Class A	725,335

	Metals & Mining – 2.5%

39,800	Materion Corporation	1,114,400

	Multiline Retail – 2.1%

58,075	Freds Inc.	950,688

	Paper & Forest Products – 4.6%

6,745	Deltic Timber Corporation	397,078

54,650	Glatfelter	1,007,746

37,540	Louisiana-Pacific Corporation, (2)	676,095
	Total Paper & Forest Products	2,080,919

	Personal Products – 3.5%

91,290	Elizabeth Arden, Inc., (2)	903,771

27,913	Inter Parfums, Inc.	664,888
	Total Personal Products	1,568,659

	Professional Services – 1.4%

19,135	ICF International, Inc., (2)	680,441

	Real Estate Investment Trust – 5.3%

90,590	Brandywine Realty Trust	1,237,459

69,335	Ramco-Gershenson Properties Trust	1,151,654
	Total Real Estate Investment Trust	2,389,113

	Real Estate Management & Development – 2.7%

112,730	Forestar Real Estate Group Inc., (2)	1,233,266

	Road & Rail – 2.1%

54,050	Marten Transport, Ltd.	956,685

Nuveen Investments	47

Nuveen NWQ Small/Mid-Cap Value Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Shares	Description (1)			Value

	Semiconductors & Semiconductor Equipment – 7.4%

242,155	Lattice Semiconductor Corporation, (2)			$1,566,743

84,950	Teradyne Inc.			1,755,917
	Total Semiconductors & Semiconductor Equipment			3,322,660

	Specialty Retail – 2.4%

49,880	Haverty Furniture Companies Inc.			1,069,427
	Total Long-Term Investments (cost $39,921,692)			43,153,912

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 4.4%

	REPURCHASE AGREEMENTS – 4.4%

$1,965	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/15, repurchase price $1,965,292, collateralized by $1,945,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $2,005,451	0.030%	1/04/16	$1,965,285
	Total Short-Term Investments (cost $1,965,285)			1,965,285
	Total Investments (cost $41,886,977) – 100.0%			45,119,197
	Other Assets Less Liabilities – 0.0%			20,401
	Net Assets – 100%			$45,139,598

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

48	Nuveen Investments

Nuveen NWQ Small-Cap Value Fund

Portfolio of Investments	December 31, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 93.4%

	COMMON STOCKS – 93.4%

	Aerospace & Defense – 1.6%

100,527	Orbital ATK, Inc.	$8,981,082

	Auto Components – 3.3%

1,302,767	Stoneridge Inc., (2)	19,280,952

	Banks – 14.6%

143,065	Ameris Bancorp.	4,862,779

711,205	Capital Bank Financial Corporation, Class A Shares	22,744,336

409,204	Heritage Financial Corporation	7,709,403

337,255	Pacwest Bancorp.	14,535,691

358,365	Privatebancorp, Inc.	14,700,132

540,625	Western Alliance Bancorporation, (2)	19,386,813
	Total Banks	83,939,154

	Beverages – 0.8%

219,330	Britvic PLC, (3)	4,703,598

	Communication Equipment – 3.4%

2,517,660	Mitel Networks Corporation, (2)	19,360,805

	Electrical Equipment – 2.4%

252,015	EnerSys	14,095,199

	Electronic Equipment & Instruments – 7.6%

383,265	Coherent Inc., (2)	24,954,384

1,103,773	GSI Group, Inc., (2)	15,033,388

328,395	Kimball Electronics Inc., (2)	3,609,061
	Total Electronic Equipment & Instruments	43,596,833

	Food Products – 8.8%

514,230	Aryzta AG	13,210,569

196,185	John B Sanfillippo & Son, Inc.	10,599,876

950,447	Landec Corporation, (2)	11,243,788

200,680	Treehouse Foods Inc., (2)	15,745,353
	Total Food Products	50,799,586

	Gas Utilities – 2.3%

226,765	Laclede Group Inc.	13,472,109

	Health Care Equipment & Supplies – 3.0%

209,130	Analogic Corporation	17,274,138

Nuveen Investments	49

Nuveen NWQ Small-Cap Value Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Shares	Description (1)	Value

	Household Durables – 7.4%

650,424	Hooker Furniture Corporation	$16,416,702

784,100	Taylor Morrison, (2)	12,545,600

1,066,400	Tri Pointe Homes, Incorporated, (2)	13,511,288
	Total Household Durables	42,473,590

	IT Services – 0.8%

66,866	Euronet Worldwide, Inc., (2)	4,843,104

	Machinery – 1.6%

245,770	Albany International Corporation, Class A	8,982,894

	Metals & Mining – 2.2%

443,845	Materion Corporation	12,427,660

	Multiline Retail – 1.9%

681,570	Freds Inc.	11,157,301

	Paper & Forest Products – 8.2%

381,365	Boise Cascade Company, (2)	9,736,248

89,000	Deltic Timber Corporation	5,239,430

648,804	Glatfelter	11,963,946

457,950	Louisiana-Pacific Corporation, (2)	8,247,680

192,491	Neenah Paper, Inc.	12,017,213
	Total Paper & Forest Products	47,204,517

	Personal Products – 3.4%

1,125,483	Elizabeth Arden, Inc., (2)	11,142,282

351,667	Inter Parfums, Inc.	8,376,708
	Total Personal Products	19,518,990

	Professional Services – 1.4%

320,244	GP Strategies Corporation, (2)	8,041,327

	Real Estate Investment Trust – 5.1%

1,065,175	Brandywine Realty Trust	14,550,291

900,420	Ramco-Gershenson Properties Trust	14,955,976
	Total Real Estate Investment Trust	29,506,267

	Real Estate Management & Development – 2.3%

1,210,905	Forestar Real Estate Group Inc., (2)	13,247,301

	Road & Rail – 2.3%

758,583	Marten Transport, Ltd.	13,426,919

	Semiconductors & Semiconductor Equipment – 7.6%

1,119,730	Entegris Inc., (2)	14,858,817

318,725	Integrated Device Technology, Inc., (2)	8,398,404

3,143,119	Lattice Semiconductor Corporation, (2)	20,335,980
	Total Semiconductors & Semiconductor Equipment	43,593,201

50	Nuveen Investments

Shares	Description (1)			Value

	Thrifts & Mortgage Finance – 1.4%

375,725	HomeStreet Inc.			$8,156,987
	Total Long-Term Investments (cost $500,331,943)			538,083,514

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 6.1%

	REPURCHASE AGREEMENTS – 6.1%

$35,345	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/15, repurchase price $35,344,914, collateralized by $34,965,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $36,051,712	0.030%	1/04/16	$35,344,796
	Total Short-Term Investments (cost $35,344,796)			35,344,796
	Total Investments (cost $535,676,739) – 99.5%			573,428,310
	Other Assets Less Liabilities – 0.5%			2,915,001
	Net Assets – 100%			$576,343,311

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

See accompanying notes to financial statements.

Nuveen Investments	51

Nuveen Tradewinds Value Opportunities Fund

Portfolio of Investments	December 31, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.3%

	COMMON STOCKS – 99.3%

	Aerospace & Defense – 1.0%

71,200	Triumph Group Inc.	$2,830,200

	Auto Components – 2.3%

207,365	Goodyear Tire & Rubber Company	6,774,615

	Automobiles – 2.0%

172,834	General Motors Company	5,878,084

	Banks – 11.1%

198,775	CIT Group Inc.	7,891,368

279,370	Citigroup Inc.	14,457,400

378,865	Citizens Financial Group Inc.	9,922,474
	Total Banks	32,271,242

	Biotechnology – 6.8%

280,431	Baxalta Inc.	10,945,222

87,055	Gilead Sciences, Inc.	8,809,095
	Total Biotechnology	19,754,317

	Capital Markets – 1.0%

147,239	UBS Group AG	2,852,019

	Chemicals – 2.5%

80,768	Agrium Inc.	7,215,813

	Communication Equipment – 2.6%

274,203	Cisco Systems, Inc.	7,445,982

	Consumer Finance – 2.4%

381,458	Ally Financial Inc., (2)	7,110,377

	Diversified Telecommunication Services – 4.9%

217,740	CenturyLink Inc.	5,478,338

190,995	Verizon Communications Inc.	8,827,789
	Total Diversified Telecommunication Services	14,306,127

	Electric Utilities – 1.8%

193,634	Exelon Corporation	5,377,216

	Electronic Equipment & Instruments – 3.5%

531,936	Flextronics International Limited, (2)	5,963,003

142,990	Ingram Micro, Inc., Class A	4,344,036
	Total Electronic Equipment & Instruments	10,307,039

52	Nuveen Investments

Shares	Description (1)	Value

	Energy Equipment & Services – 1.5%

62,219	Schlumberger Limited	$4,339,775

	Food & Staples Retailing – 2.1%

56,335	Andersons, Inc.	1,781,876

72,343	Wal-Mart Stores, Inc.	4,434,626
	Total Food & Staples Retailing	6,216,502

	Food Products – 6.2%

70,920	Archer-Daniels-Midland Company	2,601,346

91,913	Bunge Limited	6,275,820

33,672	Ingredion Inc.	3,227,124

110,707	Tyson Foods, Inc., Class A	5,904,004
	Total Food Products	18,008,294

	Health Care Providers & Services – 2.8%

75,912	Aetna Inc.	8,207,605

	Health Care Technology – 1.1%

206,688	Allscripts Healthcare Solutions Inc., (2)	3,178,861

	Hotels, Restaurants & Leisure – 1.1%

159,001	Compass Group PLC, ADR, (3)	2,801,598

	Industrial Conglomerates – 4.1%

384,735	General Electric Company	11,984,495

	Insurance – 10.6%

81,158	Allied World Assurance Holdings	3,018,266

166,450	American International Group, Inc.	10,314,907

61,532	AON PLC	5,673,866

69,971	Axis Capital Holdings Limited	3,933,770

132,876	CNA Financial Corporation	4,670,591

49,920	Endurance Specialty Holdings Limited	3,194,381
	Total Insurance	30,805,781

	Internet Software & Services – 2.1%

8,121	Alphabet Inc., Class C Shares, (2)	6,162,864

	Media – 4.9%

320,725	Interpublic Group of Companies, Inc.	7,466,478

267,296	Time Inc.	4,188,528

42,451	Time Warner Inc.	2,745,306
	Total Media	14,400,312

	Oil, Gas & Consumable Fuels – 4.3%

65,198	Apache Corporation	2,899,355

123,844	Exxon Mobil Corporation	9,653,640
	Total Oil, Gas & Consumable Fuels	12,552,995

Nuveen Investments	53

Nuveen Tradewinds Value Opportunities Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Shares	Description (1)			Value

	Pharmaceuticals – 6.0%

121,653	Mylan NV, (2)			$6,577,778

340,416	Pfizer Inc.			10,988,628
	Total Pharmaceuticals			17,566,406

	Real Estate Investment Trust – 2.0%

732,767	Lexington Realty Trust			5,862,136

	Road & Rail – 2.7%

297,275	CSX Corporation			7,714,286

	Semiconductors & Semiconductor Equipment – 1.0%

45,485	First Solar Inc., (2)			3,001,555

	Software – 4.9%

200,271	Oracle Corporation			7,315,900

325,470	Symantec Corporation			6,834,870
	Total Software			14,150,770
	Total Long-Term Investments (cost $262,762,276)			289,077,266

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.5%

	REPURCHASE AGREEMENTS – 0.5%

$1,527	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/15, repurchase price $1,527,271, collateralized by $1,515,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $1,562,086	0.030%	1/04/16	$1,527,266
	Total Short-Term Investments (cost $1,527,266)			1,527,266
	Total Investments (cost $264,289,542) – 99.8%			290,604,532
	Other Assets Less Liabilities – 0.2%			485,886
	Net Assets – 100%			$291,090,418

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depository Receipt

See accompanying notes to financial statements.

54	Nuveen Investments

Statement of

Assets and Liabilities	December 31, 2015 (Unaudited)

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Assets
Long-term investments, at value (cost $1,433,052, $3,772,887, $91,959,496, $98,374,959, $39,921,692, $500,331,943 and $262,762,276, respectively)	$1,434,813	$3,908,545	$102,486,028	$132,716,377	$43,153,912	$538,083,514	$289,077,266
Short-term investments, at value (cost approximates value)	—	—	1,189,712	5,484,686	1,965,285	35,344,796	1,527,266
Cash denominated in foreign currencies (cost $—, $1,419, $—, $—, $—, $— and $—, respectively)	—	1,411	—	—	—	—	—
Cash	32,691	34,906	16,852	28,379	—	—	—
Receivable for:
Dividends	1,440	5,665	151,758	207,128	43,877	601,037	412,484
Interest	—	107	—	5	—	29	—
Investments sold	3,508	15,094	—	—	—	929,819	2,388,738
Reclaims	168	1,063	6,970	15,053	—	—	109,379
Reimbursement from Adviser	8,329	8,353	—	—	—	—	—
Shares sold	311	387	89,355	617,775	100,711	3,748,531	403,956
Other assets	15,665	15,661	88,226	69,413	31,133	43,961	113,524
Total assets	1,496,925	3,991,192	104,028,901	139,138,816	45,294,918	578,751,687	294,032,613
Liabilities
Options written, at value (premiums received $—, $2,462, $—, $—, $—, $— and $—, respectively)	—	1,228	—	—	—	—	—
Payable for:
Dividends	—	—	—	298	—	—	342
Investments purchased	5,686	17,811	36,433	62,456	57,520	666,540	1,006,141
Shares redeemed	—	—	301,278	1,403,785	30,488	941,016	1,341,204
Accrued expenses:
Custiodian fees	14,587	17,195	10,969	11,243	8,111	21,009	34,186
Management fees	—	—	71,230	86,183	25,919	439,135	198,237
Professional fees	9,471	6,482	7,064	7,905	6,745	9,335	8,236
Shareholder reporting expenses	8,864	13,931	16,977	31,057	5,515	66,008	57,418
Shareholder servicing agent fees	140	223	32,429	47,180	16,908	205,905	110,864
Trustees fees	7	17	59,873	37,474	269	10,581	93,576
12b-1 distribution and service fees	80	746	32,163	8,825	3,795	47,911	91,139
Other	16	44	3,679	1,178	50	936	852
Total liabilities	38,851	57,677	572,095	1,697,584	155,320	2,408,376	2,942,195
Net assets	$1,458,074	$3,933,515	$103,456,806	$137,441,232	$45,139,598	$576,343,311	$291,090,418

See accompanying notes to financial statements.

Nuveen Investments	55

Statement of Assets and Liabilities (Unaudited) (continued)

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Class A Shares
Net assets	$157,609	$1,282,526	$29,009,981	$13,598,563	$5,309,779	$101,159,470	$91,171,428
Shares outstanding	7,908	50,614	1,233,067	1,878,280	194,695	2,444,101	3,109,949
Net asset value (“NAV”) per share	$19.93	$25.34	$23.53	$7.24	$27.27	$41.39	$29.32
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$21.15	$26.89	$24.97	$7.68	$28.93	$43.92	$31.11
Class C Shares
Net assets	$54,400	$394,556	$29,663,017	$7,294,874	$2,838,761	$26,552,253	$81,172,748
Shares outstanding	2,739	15,582	1,332,622	1,095,223	111,496	691,709	2,862,420
NAV and offering price per share	$19.86	$25.32	$22.26	$6.66	$25.46	$38.39	$28.36
Class R3 Shares(1)
Net assets	$—	$316,656	$215,943	$61,018	$523,663	$7,848,931	$2,286,602
Shares outstanding	—	12,500	9,265	8,492	19,649	191,415	77,885
NAV and offering price per share	$—	$25.33	$23.31	$7.19	$26.65	$41.00	$29.36
Class R6 Shares
Net assets	$—	$—	$—	$—	$—	$8,322,009	$—
Shares outstanding	—	—	—	—	—	196,474	—
NAV and offering price per share	$—	$—	$—	$—	$—	$42.36	$—
Class I Shares
Net assets	$1,246,065	$1,939,777	$44,567,865	$116,486,777	$36,467,395	$432,460,648	$116,459,640
Shares outstanding	62,557	76,531	1,885,920	16,056,441	1,325,797	10,249,385	3,955,588
NAV and offering price per share	$19.92	$25.35	$23.63	$7.25	$27.51	$42.19	$29.44
Net assets consist of:
Capital paid-in	$1,495,613	$3,822,717	$298,112,634	$99,412,090	$60,843,468	$533,601,480	$263,155,765
Undistributed (Over-distribution of) net investment income	(1,003)	1,879	354,336	9,572	(36,025)	(701,501)	504,243
Accumulated net realized gain (loss)	(38,246)	(27,783)	(205,536,696)	3,678,152	(18,900,065)	5,691,761	1,115,420
Net unrealized appreciation (depreciation)	1,710	136,702	10,526,532	34,341,418	3,232,220	37,751,571	26,314,990
Net assets	$1,458,074	$3,933,515	$103,456,806	$137,441,232	$45,139,598	$576,343,311	$291,090,418
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

(1)	Class R3 Shares of NWQ Global Equity Income are not available for public offering.

See accompanying notes to financial statements.

56	Nuveen Investments

Statement of

Operations	Six Months Ended December 31, 2015 (Unaudited)

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Investment Income (net of foreign tax withheld of $499, $1,515, $17,651, $27,672, $—, $— and $21,642, respectively)	$8,643	$46,227	$1,216,958	$1,783,634	$272,523	$2,861,588	$3,248,219
Expenses
Management fees	5,912	13,820	441,474	583,186	196,347	2,584,827	1,241,855
12b-1 service fees – Class A Shares	187	1,576	39,123	17,987	7,683	135,571	123,463
12b-1 distribution and service fees – Class C Shares	303	2,016	162,302	38,596	14,580	139,108	439,155
12b-1 distribution and service fees – Class R3 Shares(1)	—	818	412	158	1,057	17,780	7,080
Shareholder servicing agent fees	278	481	74,569	80,727	36,018	460,688	225,879
Custodian fees	30,322	35,629	22,946	20,825	17,200	44,048	3,842
Trustees fees	20	43	1,387	1,964	669	7,626	4,127
Professional fees	11,482	8,157	13,222	16,633	9,916	39,864	28,711
Shareholder reporting expenses	4,798	7,131	14,429	15,969	5,101	63,571	38,884
Federal and state registration fees	19,639	19,759	27,639	34,732	28,689	54,307	31,467
Other	2,053	2,156	4,502	8,213	2,967	15,699	11,776
Total expenses before fee waiver/expense reimbursement	74,994	91,586	802,005	818,990	320,227	3,563,089	2,156,239
Fee waiver/expense reimbursement	(67,503)	(70,800)	—	—	(23,601)	—	—
Net expenses	7,491	20,786	802,005	818,990	296,626	3,563,089	2,156,239
Net investment income	1,152	25,441	414,953	964,644	(24,103)	(701,501)	1,091,980
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(38,110)	(26,014)	2,485,042	8,759,291	1,472,203	8,526,165	6,404,252
Options written	—	33	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(54,112)	(135,830)	(12,202,641)	(19,692,030)	(4,222,556)	(43,708,615)	(11,982,978)
Options written	—	1,407	—	—	—	—	—
Net realized and unrealized gain (loss)	(92,222)	(160,404)	(9,717,599)	(10,932,739)	(2,750,353)	(35,182,450)	(5,578,726)
Net increase (decrease) in net assets from operations	$(91,070)	$(134,963)	$(9,302,646)	$(9,968,095)	$(2,774,456)	$(35,883,951)	$(4,486,746)

(1)	Class R3 Shares of NWQ Global Equity Income are not available for public offering.

See accompanying notes to financial statements.

Nuveen Investments	57

Statement of

Changes in Net Assets	(Unaudited)

	NWQ Global Equity		NWQ Global Equity Income
	Six Months Ended 12/31/15	Year Ended 6/30/15	Six Months Ended 12/31/15	Year Ended 6/30/15
Operations
Net investment income (loss)	$1,152	$9,792	$25,441	$44,116
Net realized gain (loss) from:
Investments and foreign currency	(38,110)	11,654	(26,014)	43,756
Options written	—	—	33	3,830
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(54,112)	25,319	(135,830)	(70,397)
Options written	—	—	1,407	(353)
Net increase (decrease) in net assets from operations	(91,070)	46,765	(134,963)	20,952
Distributions to Shareholders
From net investment income:
Class A	(678)	(341)	(7,902)	(14,061)
Class C	—	—	(941)	(5,259)
Class R3(1)	—	—	(1,583)	(6,004)
Class R6	—	—	—	—
Class I	(8,627)	(7,719)	(11,456)	(21,571)
From accumulated net realized gains:
Class A	(709)	(166)	(11,472)	(18,756)
Class C	(247)	(141)	(3,568)	(19,626)
Class R3(1)	—	—	(2,867)	(16,264)
Class R6	—	—	—	—
Class I	(6,057)	(2,623)	(17,401)	(39,240)
Decrease in net assets from distributions to shareholders	(16,318)	(10,990)	(57,190)	(140,781)
Fund Share Transactions
Proceeds from sale of shares	346,326	365,816	1,693,858	1,126,188
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,374	398	32,230	50,750
	351,700	366,214	1,726,088	1,176,938
Cost of shares redeemed	(221,967)	(180)	(321,207)	(34,084)
Net increase (decrease) in net assets from Fund share transactions	129,733	366,034	1,404,881	1,142,854
Net increase (decrease) in net assets	22,345	401,809	1,212,728	1,023,025
Net assets at the beginning of period	1,435,729	1,033,920	2,720,787	1,697,762
Net assets at the end of period	$1,458,074	$1,435,729	$3,933,515	$2,720,787
Undistributed (Over-distribution of) net investment income at the end of period	$(1,003)	$7,150	$1,879	$(1,680)

(1)	Class R3 Shares of NWQ Global Equity Income are not available for public offering.

See accompanying notes to financial statements.

58	Nuveen Investments

	NWQ Multi-Cap Value		NWQ Large-Cap Value
	Six Months Ended 12/31/15	Year Ended 6/30/15	Six Months Ended 12/31/15	Year Ended 6/30/15
Operations
Net investment income (loss)	$414,953	$700,568	$964,644	$3,642,118
Net realized gain (loss) from:
Investments and foreign currency	2,485,042	12,049,752	8,759,291	173,794,087
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(12,202,641)	(19,416,821)	(19,692,030)	(173,849,794)
Options written	—	—	—	—
Net increase (decrease) in net assets from operations	(9,302,646)	(6,666,501)	(9,968,095)	3,586,411
Distributions to Shareholders
From net investment income:
Class A	(225,348)	(251,354)	(270,432)	(559,123)
Class C	—	—	(57,465)	(174,194)
Class R3	(1,102)	(769)	(975)	(1,780)
Class R6	—	—	—	—
Class I	(465,217)	(574,191)	(2,819,910)	(9,097,327)
From accumulated net realized gains:
Class A	—	—	(5,292,035)	(9,226,487)
Class C	—	—	(2,797,670)	(5,050,951)
Class R3	—	—	(22,431)	(30,471)
Class R6	—	—	—	—
Class I	—	—	(45,418,273)	(132,561,606)
Decrease in net assets from distributions to shareholders	(691,667)	(826,314)	(56,679,191)	(156,701,939)
Fund Share Transactions
Proceeds from sale of shares	4,097,150	14,215,131	31,809,578	95,438,488
Proceeds from shares issued to shareholders due to reinvestment of distributions	630,632	755,067	55,656,255	152,368,760
	4,727,782	14,970,198	87,465,833	247,807,248
Cost of shares redeemed	(10,780,830)	(54,146,059)	(76,242,675)	(622,375,937)
Net increase (decrease) in net assets from Fund share transactions	(6,053,048)	(39,175,861)	11,223,158	(374,568,689)
Net increase (decrease) in net assets	(16,047,361)	(46,668,676)	(55,424,128)	(527,684,217)
Net assets at the beginning of period	119,504,167	166,172,843	192,865,360	720,549,577
Net assets at the end of period	$103,456,806	$119,504,167	$137,441,232	$192,865,360
Undistributed (Over-distribution of) net investment income at the end of period	$354,336	$631,050	$9,572	$2,193,710

See accompanying notes to financial statements.

Nuveen Investments	59

Statement of Changes in Net Assets (Unaudited) (continued)

	NWQ Small/Mid-Cap Value		NWQ Small-Cap Value
	Six Months Ended 12/31/15	Year Ended 6/30/15	Six Months Ended 12/31/15	Year Ended 6/30/15
Operations
Net investment income (loss)	$(24,103)	$(151,074)	$(701,501)	$(2,735,745)
Net realized gain (loss) from:
Investments and foreign currency	1,472,203	4,521,096	8,526,165	15,637,951
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(4,222,556)	(6,384,629)	(43,708,615)	11,462,221
Options written	—	—	—	—
Net increase (decrease) in net assets from operations	(2,774,456)	(2,014,607)	(35,883,951)	24,364,427
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Class I	—	—	—	—
From accumulated net realized gains:
Class A	—	—	(153,739)	—
Class C	—	—	(44,639)	—
Class R3	—	—	(12,103)	—
Class R6	—	—	(12,635)	—
Class I	—	—	(647,063)	—
Decrease in net assets from distributions to shareholders	—	—	(870,179)	—
Fund Share Transactions
Proceeds from sale of shares	4,407,838	24,747,458	91,559,982	381,962,858
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	808,334	—
	4,407,838	24,747,458	92,368,316	381,962,858
Cost of shares redeemed	(12,764,288)	(32,796,428)	(88,776,116)	(124,627,827)
Net increase (decrease) in net assets from Fund share transactions	(8,356,450)	(8,048,970)	3,592,200	257,335,031
Net increase (decrease) in net assets	(11,130,906)	(10,063,577)	(33,161,930)	281,699,458
Net assets at the beginning of period	56,270,504	66,334,081	609,505,241	327,805,783
Net assets at the end of period	$45,139,598	$56,270,504	$576,343,311	$609,505,241
Undistributed (Over-distribution of) net investment income at the end of period	$(36,025)	$(11,922)	$(701,501)	$—

See accompanying notes to financial statements.

60	Nuveen Investments

	Tradewinds Value Opportunities
	Six Months Ended 12/31/15	Year Ended 6/30/15
Operations
Net investment income (loss)	$1,091,980	$2,141,882
Net realized gain (loss) from:
Investments and foreign currency	6,404,252	39,163,147
Options written	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(11,982,978)	(35,134,754)
Options written	—	—
Net increase (decrease) in net assets from operations	(4,486,746)	6,170,275
Distributions to Shareholders
From net investment income:
Class A	(661,034)	(1,401,062)
Class C	—	(247,489)
Class R3	(10,279)	(36,697)
Class R6	—	—
Class I	(1,165,675)	(2,512,297)
From accumulated net realized gains:
Class A	(8,052,803)	(21,483,129)
Class C	(7,450,264)	(18,166,244)
Class R3	(196,327)	(731,794)
Class R6	—	—
Class I	(10,279,261)	(30,144,259)
Decrease in net assets from distributions to shareholders	(27,815,643)	(74,722,971)
Fund Share Transactions
Proceeds from sale of shares	10,460,909	98,034,753
Proceeds from shares issued to shareholders due to reinvestment of distributions	24,700,213	65,921,072
	35,161,122	163,955,825
Cost of shares redeemed	(53,988,024)	(247,945,856)
Net increase (decrease) in net assets from Fund share transactions	(18,826,902)	(83,990,031)
Net increase (decrease) in net assets	(51,129,291)	(152,542,727)
Net assets at the beginning of period	342,219,709	494,762,436
Net assets at the end of period	$291,090,418	$342,219,709
Undistributed (Over-distribution of) net investment income at the end of period	$504,243	$1,249,251

See accompanying notes to financial statements.

Nuveen Investments	61

Financial

Highlights (Unaudited)

NWQ Global Equity

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/14)
2016(f)	$21.37	$— **	$(1.26)	$(1.26)	$(0.09)	$(0.09)	$(0.18)	$19.93
2015	20.67	0.15	0.73	0.88	(0.12)	(0.06)	(0.18)	21.37
2014(d)	20.00	0.10	0.57	0.67	—	—	—	20.67
Class C (4/14)
2016(f)	21.30	(0.09)	(1.26)	(1.35)	—	(0.09)	(0.09)	19.86
2015	20.63	(0.03)	0.76	0.73	—	(0.06)	(0.06)	21.30
2014(d)	20.00	0.06	0.57	0.63	—	—	—	20.63
Class I (4/14)
2016(f)	21.39	0.02	(1.26)	(1.24)	(0.14)	(0.09)	(0.23)	19.92
2015	20.68	0.19	0.75	0.94	(0.17)	(0.06)	(0.23)	21.39
2014(d)	20.00	0.11	0.57	0.68	—	—	—	20.68

62	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(5.96)%	$158	10.57	%*	(9.36	)%*	1.21	%*	(0.01	)%*	28%
4.32	109	9.64		(7.68)		1.21		0.74		42
3.35	52	9.90	*	(6.70	)*	1.22	*	1.98	*	11

(6.34)	54	11.13	*	(10.02	)*	1.96	*	(0.86	)*	28
3.55	155	10.30		(8.46)		1.96		(0.13)		42
3.15	52	10.64	*	(7.45	)*	1.97	*	1.22	*	11

(5.81)	1,246	10.27	*	(9.07	)*	0.96	*	0.23	*	28
4.58	1,171	9.15		(7.25)		0.96		0.94		42
3.40	931	9.64	*	(6.45	)*	0.97	*	2.23	*	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended December 31, 2015.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (Unaudited) (continued)

NWQ Global Equity Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/09)
2016(f)	$26.50	$0.20	$(0.97)	$(0.77)	$(0.16)	$(0.23)	$(0.39)	$25.34
2015	28.09	0.65	(0.39)	0.26	(0.55)	(1.30)	(1.85)	26.50
2014	24.08	0.69	4.60	5.29	(0.67)	(0.61)	(1.28)	28.09
2013	20.20	0.36	3.92	4.28	(0.36)	(0.04)	(0.40)	24.08
2012	23.57	0.39	(1.40)	(1.01)	(0.39)	(1.97)	(2.36)	20.20
2011	19.81	0.34	4.61	4.95	(0.36)	(0.83)	(1.19)	23.57
Class C (9/09)
2016(f)	26.48	0.10	(0.97)	(0.87)	(0.06)	(0.23)	(0.29)	25.32
2015	28.07	0.38	(0.32)	0.06	(0.35)	(1.30)	(1.65)	26.48
2014	24.07	0.49	4.59	5.08	(0.47)	(0.61)	(1.08)	28.07
2013	20.19	0.19	3.92	4.11	(0.19)	(0.04)	(0.23)	24.07
2012	23.56	0.23	(1.40)	(1.17)	(0.23)	(1.97)	(2.20)	20.19
2011	19.80	0.17	4.61	4.78	(0.19)	(0.83)	(1.02)	23.56
Class R3 (9/09)(e)
2016(f)	26.49	0.16	(0.96)	(0.80)	(0.13)	(0.23)	(0.36)	25.33
2015	28.09	0.50	(0.32)	0.18	(0.48)	(1.30)	(1.78)	26.49
2014	24.08	0.63	4.59	5.22	(0.60)	(0.61)	(1.21)	28.09
2013	20.20	0.31	3.91	4.22	(0.30)	(0.04)	(0.34)	24.08
2012	23.57	0.33	(1.39)	(1.06)	(0.34)	(1.97)	(2.31)	20.20
2011	19.80	0.29	4.62	4.91	(0.31)	(0.83)	(1.14)	23.57
Class I (9/09)
2016(f)	26.51	0.23	(0.97)	(0.74)	(0.19)	(0.23)	(0.42)	25.35
2015	28.10	0.68	(0.35)	0.33	(0.62)	(1.30)	(1.92)	26.51
2014	24.08	0.89	4.48	5.37	(0.74)	(0.61)	(1.35)	28.10
2013	20.21	0.42	3.90	4.32	(0.41)	(0.04)	(0.45)	24.08
2012	23.57	0.44	(1.39)	(0.95)	(0.44)	(1.97)	(2.41)	20.21
2011	19.81	0.40	4.61	5.01	(0.42)	(0.83)	(1.25)	23.57

64	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(2.89)%	$1,283	5.43	%*	(2.71)%*	1.22	%*	1.50	%*	23%
1.27	918	6.33		(2.72)	1.21		2.40		27
22.28	351	4.86		(1.12)	1.16		2.58		49
21.33	301	5.17		(2.42)	1.12		1.63		44
(3.57)	253	4.16		(1.19)	1.13		1.85		32
25.34	295	5.29		(2.65)	1.13		1.51		44

(3.27)	395	6.19	*	(3.48)*	1.96	*	0.74	*	23
0.51	413	6.83		(3.46)	1.96		1.40		27
21.36	351	5.61		(1.87)	1.91		1.83		49
20.45	301	5.92		(3.17)	1.87		0.88		44
(4.30)	252	4.91		(1.94)	1.88		1.09		32
24.43	294	6.04		(3.40)	1.88		0.76		44

(3.02)	317	5.69	*	(2.99)*	1.46	*	1.24	*	23
0.98	331	6.31		(3.01)	1.46		1.84		27
21.99	351	5.11		(1.34)	1.41		2.37		49
21.04	301	5.42		(2.67)	1.37		1.38		44
(3.81)	253	4.42		(1.45)	1.38		1.59		32
25.09	295	5.54		(2.90)	1.38		1.26		44

(2.76)	1,940	5.07	*	(2.33)*	0.97	*	1.77	*	23
1.53	1,059	5.88		(2.40)	0.96		2.51		27
22.63	645	4.79		(0.55)	0.92		3.31		49
21.57	301	4.92		(2.17)	0.87		1.88		44
(3.28)	253	3.91		(0.94)	0.88		2.10		32
25.64	295	5.04		(2.40)	0.88		1.76		44

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to December 13, 2013, reflects the Fund’s performance using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Class R3 Shares are not available for public offering.
(f)	For the six months ended December 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (Unaudited) (continued)

NWQ Multi-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/02)
2016(e)	$25.75	$0.11	$(2.15)	$(2.04)	$(0.18)	$—	$(0.18)	$23.53
2015	26.97	0.16	(1.20)	(1.04)	(0.18)	—	(0.18)	25.75
2014	22.36	0.10	4.60	4.70	(0.09)	—	(0.09)	26.97
2013	18.29	0.11	4.04	4.15	(0.08)	—	(0.08)	22.36
2012	19.11	0.04	(0.86)	(0.82)	—	—	—	18.29
2011	14.73	(0.02)	4.40	4.38	—	—	—	19.11
Class C (12/02)
2016(e)	24.27	0.01	(2.02)	(2.01)	—	—	—	22.26
2015	25.43	(0.03)	(1.13)	(1.16)	—	—	—	24.27
2014	21.17	(0.07)	4.33	4.26	—	—	—	25.43
2013	17.38	(0.04)	3.83	3.79	—	—	—	21.17
2012	18.29	(0.09)	(0.82)	(0.91)	—	—	—	17.38
2011	14.21	(0.14)	4.22	4.08	—	—	—	18.29
Class R3 (8/08)
2016(e)	25.48	0.08	(2.13)	(2.05)	(0.12)	—	(0.12)	23.31
2015	26.68	0.09	(1.18)	(1.09)	(0.11)	—	(0.11)	25.48
2014	22.13	0.05	4.53	4.58	(0.03)	—	(0.03)	26.68
2013	18.11	0.06	4.00	4.06	(0.04)	—	(0.04)	22.13
2012	18.96	— *	(0.85)	(0.85)	—	—	—	18.11
2011	14.66	(0.06)	4.36	4.30	—	—	—	18.96
Class I (11/97)
2016(e)	25.90	0.14	(2.16)	(2.02)	(0.25)	—	(0.25)	23.63
2015	27.13	0.22	(1.21)	(0.99)	(0.24)	—	(0.24)	25.90
2014	22.48	0.18	4.62	4.80	(0.15)	—	(0.15)	27.13
2013	18.40	0.16	4.05	4.21	(0.13)	—	(0.13)	22.48
2012	19.17	0.07	(0.84)	(0.77)	—	—	—	18.40
2011	14.74	0.03	4.40	4.43	—	—	—	19.17

66	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(c)

(7.91)%	$29,010	1.33	%**	0.86%**	10%
(3.87)	33,973	1.30		0.61	42
21.04	47,369	1.28		0.42	37
22.78	42,362	1.31		0.55	22
(4.29)	42,089	1.32		0.20	37
29.74	61,438	1.38		(0.10)	24

(8.24)	29,663	2.08	**	0.11 **	10
(4.60)	35,688	2.06		(0.13)	42
20.12	46,827	2.03		(0.30)	37
21.81	45,408	2.06		(0.20)	22
(4.98)	51,646	2.06		(0.54)	37
28.71	71,116	2.13		(0.84)	24

(8.02)	216	1.58	**	0.67 **	10
(4.12)	179	1.55		0.34	42
20.72	256	1.53		0.21	37
22.43	204	1.56		0.30	22
(4.48)	153	1.57		(0.01)	37
29.33	156	1.63		(0.32)	24

(7.81)	44,568	1.08	**	1.11 **	10
(3.64)	49,665	1.05		0.86	42
21.38	71,721	1.03		0.71	37
23.01	60,074	1.06		0.79	22
(4.02)	67,250	1.07		0.41	37
30.05	218,673	1.13		0.18	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver and/or expense reimbursement during the periods presented herein.
(e)	For the six months ended December 31, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (Unaudited) (continued)

NWQ Large-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2016(e)	$12.38	$0.06	$(0.80)	$(0.74)	$(0.15)	$(4.25)	$(4.40)	$7.24
2015	23.73	0.16	(0.67)	(0.51)	(0.38)	(10.46)	(10.84)	12.38
2014	20.32	0.19	3.79	3.98	(0.16)	(0.41)	(0.57)	23.73
2013	16.84	0.17	3.51	3.68	(0.15)	(0.05)	(0.20)	20.32
2012	18.56	0.14	(1.64)	(1.50)	(0.01)	(0.21)	(0.22)	16.84
2011	14.73	0.03	3.83	3.86	(0.03)	—	(0.03)	18.56
Class C (12/06)
2016(e)	11.71	0.01	(0.76)	(0.75)	(0.05)	(4.25)	(4.30)	6.66
2015	23.01	0.03	(0.66)	(0.63)	(0.21)	(10.46)	(10.67)	11.71
2014	19.73	0.02	3.67	3.69	—	(0.41)	(0.41)	23.01
2013	16.36	0.03	3.41	3.44	(0.02)	(0.05)	(0.07)	19.73
2012	18.15	0.01	(1.59)	(1.58)	—	(0.21)	(0.21)	16.36
2011	14.49	(0.09)	3.75	3.66	—	—	—	18.15
Class R3 (9/09)
2016(e)	12.30	0.04	(0.78)	(0.74)	(0.12)	(4.25)	(4.37)	7.19
2015	23.64	0.12	(0.68)	(0.56)	(0.32)	(10.46)	(10.78)	12.30
2014	20.25	0.13	3.78	3.91	(0.11)	(0.41)	(0.52)	23.64
2013	16.79	0.12	3.49	3.61	(0.10)	(0.05)	(0.15)	20.25
2012	18.53	0.09	(1.62)	(1.53)	—	(0.21)	(0.21)	16.79
2011	14.71	(0.01)	3.83	3.82	—	—	—	18.53
Class I (12/06)
2016(e)	12.41	0.07	(0.80)	(0.73)	(0.18)	(4.25)	(4.43)	7.25
2015	23.77	0.20	(0.66)	(0.46)	(0.44)	(10.46)	(10.90)	12.41
2014	20.35	0.24	3.80	4.04	(0.21)	(0.41)	(0.62)	23.77
2013	16.87	0.21	3.51	3.72	(0.19)	(0.05)	(0.24)	20.35
2012	18.59	0.22	(1.67)	(1.45)	(0.06)	(0.21)	(0.27)	16.87
2011	14.75	0.08	3.83	3.91	(0.07)	—	(0.07)	18.59

68	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

(6.07)%	$13,599	1.18	%*	1.01	%*	15%
0.68	15,522	1.17		0.86		26
19.80	66,452	1.08		0.85		45
22.04	55,055	1.07		0.91		16
(7.99)	39,940	1.11		0.84		35
26.22	26,143	1.20		0.19		27

(6.45)	7,295	1.93	*	0.26	*	15
(0.04)	8,219	1.92		0.20		26
18.90	11,857	1.83		0.11		45
21.08	8,053	1.82		0.15		16
(8.64)	6,903	1.86		0.04		35
25.26	8,660	1.95		(0.55)		27

(6.11)	61	1.43	*	0.77	*	15
0.40	66	1.42		0.75		26
19.50	64	1.33		0.59		45
21.68	53	1.32		0.64		16
(8.19)	55	1.36		0.55		35
25.97	61	1.45		(0.06)		27

(6.01)	116,487	0.93	*	1.24	*	15
0.96	169,058	0.92		1.11		26
20.10	642,177	0.83		1.06		45
22.31	1,225,884	0.82		1.15		16
(7.73)	1,061,400	0.85		1.29		35
26.54	400,859	0.95		0.45		27

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver and/or expense reimbursement during the periods presented herein.
(e)	For the six months ended December 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (Unaudited) (continued)

NWQ Small/Mid-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2016(e)	$28.80	$(0.04)	$(1.49)	$(1.53)	$—	$—	$—	$27.27
2015	29.98	(0.11)	(1.07)	(1.18)	—	—	—	28.80
2014	24.50	(0.12)	5.60	5.48	—	—	—	29.98
2013	19.63	(0.04)	4.91	4.87	—	—	—	24.50
2012	19.91	(0.09)	(0.19)	(0.28)	—	—	—	19.63
2011	14.32	(0.09)	5.68	5.59	—	—	—	19.91
Class C (12/06)
2016(e)	26.98	(0.13)	(1.39)	(1.52)	—	—	—	25.46
2015	28.30	(0.32)	(1.00)	(1.32)	—	—	—	26.98
2014	23.30	(0.33)	5.33	5.00	—	—	—	28.30
2013	18.81	(0.20)	4.69	4.49	—	—	—	23.30
2012	19.22	(0.23)	(0.18)	(0.41)	—	—	—	18.81
2011	13.93	(0.22)	5.51	5.29	—	—	—	19.22
Class R3 (9/09)
2016(e)	28.17	(0.06)	(1.46)	(1.52)	—	—	—	26.65
2015	29.41	(0.20)	(1.04)	(1.24)	—	—	—	28.17
2014	24.09	(0.20)	5.52	5.32	—	—	—	29.41
2013	19.36	(0.09)	4.82	4.73	—	—	—	24.09
2012	19.68	(0.13)	(0.19)	(0.32)	—	—	—	19.36
2011	14.19	(0.13)	5.62	5.49	—	—	—	19.68
Class I (12/06)
2016(e)	29.01	— *	(1.50)	(1.50)	—	—	—	27.51
2015	30.12	(0.05)	(1.06)	(1.11)	—	—	—	29.01
2014	24.55	(0.06)	5.63	5.57	—	—	—	30.12
2013	19.62	0.01	4.92	4.93	—	—	—	24.55
2012	19.85	(0.04)	(0.19)	(0.23)	—	—	—	19.62
2011	14.24	(0.05)	5.66	5.61	—	—	—	19.85

70	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(5.31)%	$5,310	1.41	%**	(0.37	)%**	1.31	%**	(0.28	)%**	18%
(3.90)	7,008	1.36		(0.42)		1.31		(0.37)		68
22.33	8,882	1.31		(0.45)		1.31		(0.45)		48
24.81	5,066	1.32		(0.21)		1.32		(0.20)		49
(1.41)	4,671	1.58		(0.72)		1.33		(0.46)		54
39.13	5,261	1.88		(1.04)		1.33		(0.50)		46

(5.67)	2,839	2.16	**	(1.09	)**	2.06	**	(0.99	)**	18
(4.63)	3,167	2.11		(1.22)		2.06		(1.17)		68
21.46	3,432	2.05		(1.24)		2.05		(1.24)		48
23.87	2,245	2.07		(0.96)		2.07		(0.96)		49
(2.13)	1,928	2.36		(1.49)		2.08		(1.21)		54
38.07	1,202	2.62		(1.80)		2.08		(1.26)		46

(5.40)	524	1.66	**	(0.55	)**	1.56	**	(0.46	)**	18
(4.18)	421	1.60		(0.75)		1.56		(0.71)		68
22.04	769	1.56		(0.73)		1.56		(0.73)		48
24.43	470	1.58		(0.44)		1.57		(0.43)		49
(1.63)	202	1.87		(1.00)		1.58		(0.70)		54
38.69	73	2.13		(1.29)		1.58		(0.74)		46

(5.17)	36,467	1.16	**	(0.09	)**	1.06	**	(0.00	)***	18
(3.65)	45,675	1.11		(0.22)		1.06		(0.17)		68
22.65	53,251	1.05		(0.23)		1.05		(0.23)		48
25.13	31,172	1.09		0.04		1.07		0.06		49
(1.16)	15,150	1.34		(0.47)		1.08		(0.20)		54
39.40	14,803	1.62		(0.80)		1.08		(0.26)		46

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.
***	Annualized and rounds to less than 0.01%.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial Highlights (Unaudited) (continued)

NWQ Small-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/04)
2016(f)	$44.06	$(0.09)	$(2.52)	$(2.61)	$—	$(0.06)	$(0.06)	$41.39
2015	42.62	(0.30)	1.74	1.44	—	—	—	44.06
2014	33.14	(0.29)	9.77	9.48	—	—	—	42.62
2013	26.01	(0.12)	7.25	7.13	—	—	—	33.14
2012	25.22	(0.17)	0.96	0.79	—	—	—	26.01
2011	18.30	(0.18)	7.10	6.92	—	—	—	25.22
Class C (12/04)
2016(f)	41.03	(0.22)	(2.36)	(2.58)	—	(0.06)	(0.06)	38.39
2015	39.98	(0.59)	1.64	1.05	—	—	—	41.03
2014	31.33	(0.55)	9.20	8.65	—	—	—	39.98
2013	24.77	(0.31)	6.87	6.56	—	—	—	31.33
2012	24.20	(0.34)	0.91	0.57	—	—	—	24.77
2011	17.68	(0.35)	6.87	6.52	—	—	—	24.20
Class R3 (9/09)
2016(f)	43.71	(0.13)	(2.52)	(2.65)	—	(0.06)	(0.06)	41.00
2015	42.38	(0.41)	1.74	1.33	—	—	—	43.71
2014	33.04	(0.40)	9.74	9.34	—	—	—	42.38
2013	25.99	(0.24)	7.29	7.05	—	—	—	33.04
2012	25.26	(0.23)	0.96	0.73	—	—	—	25.99
2011	18.37	(0.25)	7.14	6.89	—	—	—	25.26
Class R6 (2/13)
2016(f)	45.00	0.03	(2.61)	(2.58)	—	(0.06)	(0.06)	42.36
2015	43.35	(0.14)	1.79	1.65	—	—	—	45.00
2014	33.60	(0.16)	9.91	9.75	—	—	—	43.35
2013(c)	31.19	(0.10)	2.51	2.41	—	—	—	33.60
Class I (12/04)
2016(f)	44.86	(0.03)	(2.58)	(2.61)	—	(0.06)	(0.06)	42.19
2015	43.28	(0.21)	1.79	1.58	—	—	—	44.86
2014	33.58	(0.20)	9.90	9.70	—	—	—	43.28
2013	26.29	(0.04)	7.33	7.29	—	—	—	33.58
2012	25.42	(0.11)	0.98	0.87	—	—	—	26.29
2011	18.40	(0.14)	7.16	7.02	—	—	—	25.42

72	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(e)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(5.91)%	$101,159	1.38	%*	(0.41)%*	23%
3.38	122,575	1.42		(0.71)	38
28.61	51,477	1.36		(0.73)	49
27.41	10,229	1.38		(0.40)	41
3.09	7,107	1.45		(0.68)	44
37.94	7,365	1.43		(0.82)	51

(6.28)	26,552	2.14	*	(1.15)*	23
2.63	29,732	2.17		(1.47)	38
27.61	18,004	2.11		(1.50)	49
26.48	5,739	2.12		(1.12)	41
2.36	4,308	2.19		(1.43)	44
36.96	4,401	2.18		(1.58)	51

(6.05)	7,849	1.64	*	(0.62)*	23
3.14	6,500	1.67		(0.96)	38
28.27	2,632	1.61		(1.01)	49
27.13	715	1.68		(0.78)	41
2.85	72	1.69		(0.93)	44
37.64	75	1.68		(1.08)	51

(5.72)	8,322	0.99	*	0.13 *	23
3.81	3,625	1.01		(0.33)	38
29.02	3,138	1.02		(0.42)	49
7.73	2,092	1.10	*	(0.82)*	41

(5.81)	432,461	1.14	*	(0.14)*	23
3.65	447,072	1.17		(0.47)	38
28.89	252,554	1.11		(0.50)	49
27.73	136,659	1.12		(0.14)	41
3.38	91,213	1.19		(0.43)	44
38.28	85,136	1.18		(0.58)	51

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	For the period February 15, 2013 (commencement of operations) through June 30, 2013.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver and/or expense reimbursement during the periods presented herein.
(f)	For the six months ended December 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial Highlights (Unaudited) (continued)

Tradewinds Value Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/04)
2016(e)	$32.69	$0.13	$(0.52)	$(0.39)	$(0.21)	$(2.77)	$(2.98)	$29.32
2015	38.88	0.20	0.24	0.44	(0.35)	(6.28)	(6.63)	32.69
2014	32.96	0.36	6.97	7.33	(0.37)	(1.04)	(1.41)	38.88
2013	28.51	0.18	5.40	5.58	(1.13)	—	(1.13)	32.96
2012	35.58	0.34	(4.64)	(4.30)	(0.75)	(2.02)	(2.77)	28.51
2011	29.76	0.23	7.26	7.49	(0.51)	(1.16)	(1.67)	35.58
Class C (12/04)
2016(e)	31.62	0.01	(0.50)	(0.49)	—	(2.77)	(2.77)	28.36
2015	37.81	(0.05)	0.21	0.16	(0.07)	(6.28)	(6.35)	31.62
2014	32.10	0.10	6.76	6.86	(0.11)	(1.04)	(1.15)	37.81
2013	27.76	(0.04)	5.26	5.22	(0.88)	—	(0.88)	32.10
2012	34.68	0.13	(4.55)	(4.42)	(0.48)	(2.02)	(2.50)	27.76
2011	29.06	(0.03)	7.07	7.04	(0.26)	(1.16)	(1.42)	34.68
Class R3 (8/08)
2016(e)	32.69	0.08	(0.51)	(0.43)	(0.13)	(2.77)	(2.90)	29.36
2015	38.87	0.13	0.23	0.36	(0.26)	(6.28)	(6.54)	32.69
2014	32.96	0.28	6.95	7.23	(0.28)	(1.04)	(1.32)	38.87
2013	28.51	0.12	5.39	5.51	(1.06)	—	(1.06)	32.96
2012	35.57	0.30	(4.67)	(4.37)	(0.67)	(2.02)	(2.69)	28.51
2011	29.76	0.17	7.23	7.40	(0.43)	(1.16)	(1.59)	35.57
Class I (12/04)
2016(e)	32.85	0.17	(0.51)	(0.34)	(0.30)	(2.77)	(3.07)	29.44
2015	39.04	0.31	0.23	0.54	(0.45)	(6.28)	(6.73)	32.85
2014	33.09	0.45	6.99	7.44	(0.45)	(1.04)	(1.49)	39.04
2013	28.62	0.26	5.42	5.68	(1.21)	—	(1.21)	33.09
2012	35.72	0.42	(4.66)	(4.24)	(0.84)	(2.02)	(2.86)	28.62
2011	29.87	0.31	7.29	7.60	(0.59)	(1.16)	(1.75)	35.72

74	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

(1.11)%	$91,171	1.25	%*	0.80	%*	31%
2.02	107,063	1.27		0.57		101
22.67	225,212	1.25		1.01		107
20.08	244,827	1.35		0.60		84
(12.46)	492,397	1.17		1.05		97
25.31	1,291,888	1.20		0.65		77

(1.48)	81,173	2.00	*	0.05	*	31
1.25	93,716	2.03		(0.14)		101
21.75	124,326	2.00		0.27		107
19.15	130,098	2.09		(0.13)		84
(13.11)	224,079	1.91		0.40		97
24.39	436,074	1.95		(0.07)		77

(1.23)	2,287	1.50	*	0.52	*	31
1.78	3,536	1.53		0.37		101
22.36	4,800	1.50		0.78		107
19.77	4,503	1.58		0.38		84
(12.67)	6,298	1.40		0.93		97
25.00	6,880	1.45		0.49		77

(0.98)	116,460	1.00	*	1.05	*	31
2.27	137,904	1.03		0.88		101
22.95	140,424	0.99		1.25		107
20.39	176,899	1.09		0.84		84
(12.27)	400,383	0.92		1.28		97
25.64	1,749,117	0.95		0.91		77

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver and/or expense reimbursement during the periods presented herein.
(e)	For the six months ended December 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	75

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ Global Equity Fund (“NWQ Global Equity”), Nuveen NWQ Global Equity Income Fund (“NWQ Global Equity Income”), Nuveen NWQ Multi-Cap Value Fund (“NWQ Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“NWQ Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“NWQ Small/Mid-Cap Value”), Nuveen NWQ Small-Cap Value Fund (“NWQ Small-Cap Value”) and Nuveen Tradewinds Value Opportunities Fund (“Tradewinds Value Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust in 1996.

The end of the reporting period for the Fund is December 31, 2015, and the period covered by these Notes to Financial Statements is the six months ended December 31, 2015 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), for NWQ Global Equity, NWQ Global Equity Income, NWQ Multi-Cap Value, NWQ Large-Cap Value, NWQ Small/Mid-Cap Value and NWQ Small-Cap Value and with Tradewinds Global Investors, LLC (“Tradewinds”) for Tradewinds Value Opportunities, under which NWQ and Tradewinds manage the investment portfolios for their respective Funds. NWQ and Tradewinds are each affiliates of Nuveen.

Investment Objectives and Principal Investment Strategies

NWQ Global Equity’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. securities and invests in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in equity securities issued by companies of any market capitalization, including small- and mid-capitalization companies. The Fund may utilize derivatives, including currency options, currency futures and options on such futures, and currency forwards in an attempt to manage market or business risk, enhance the Fund’s return or hedge against adverse movements in currency exchange rates.

NWQ Global Equity Income’s investment objective is to provide high current income and long-term capital appreciation. The Fund will generally focus its investments on income producing securities. Under normal market conditions, the Fund will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities, including common stock and preferred securities, certain debt securities convertible into common stock or preferred securities, and other securities with equity characteristics. Up to 20% of the Fund’s net assets may be invested in debt securities, including corporate debt securities and U.S. government and agency debt securities. The Fund may invest up to 10% of its net assets in below-investment-grade debt securities, commonly referred to as “high yield” securities or “junk” bonds. The Fund may write covered call options in order to generate additional income. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund will invest at least 40% of its net assets in non-U.S. securities and will invest in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in securities issued by companies of any market capitalization, including small-and mid-capitalization companies.

The Fund may utilize derivatives, including currency options, currency futures and options on such futures, and currency forwards. The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

NWQ Multi-Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with large, medium and small capitalizations. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

NWQ Large-Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with

76	Nuveen Investments

market capitalizations at the time of investment comparable to companies in the Russell 1000® Value Index. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

NWQ Small/Mid-Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2500® Value Index. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

NWQ Small-Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in either the Russell 2000® Value Index or the Standard & Poor’s SmallCap 600 Index. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

Tradewinds Value Opportunities’ investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of companies with varying market capitalizations, which may include small-, mid- and large-capitalization companies. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 15% of its net assets in equity securities of companies located in emerging market countries.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders of the Funds (except for NWQ Global Equity Income) at least annually. Dividends from net investment income, if any, are declared and distributed to shareholders of NWQ Global Equity Income at least quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if

Nuveen Investments	77

Notes to Financial Statements (Unaudited) (continued)

redeemed within twelve months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Class R3 Shares of NWQ Global Equity Income are not available for public offering.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the classes based on the relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified

78	Nuveen Investments

as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

Nuveen Investments	79

Notes to Financial Statements (Unaudited) (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NWQ Global Equity	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$684,178	$750,635	**	$—	$1,434,813

NWQ Global Equity Income
Long-Term Investments*:
Common Stocks	$2,114,042	$1,535,750	**	$—	$3,649,796
Convertible Preferred Securities	56,780	78,810	**	—	135,590
$25 Par (or similar) Retail Preferred	91,996	—		—	91,996
$1,000 Par (or similar) Institutional Preferred	—	31,163		—	31,163
Investments in Derivatives:
Options Written	(1,228)	—		—	(1,228)
Total	$2,261,590	$1,645,723		$—	$3,907,317

NWQ Multi-Cap Value
Long-Term Investments*:
Common Stocks	$101,123,268	$1,362,760	**	$—	$102,486,028
Short-Term Investments:
Repurchase Agreements	—	1,189,712		—	1,189,712
Total	$101,123,268	$2,552,472		$—	$103,675,740

NWQ Large-Cap Value
Long-Term Investments*:
Common Stocks	$131,771,237	$945,140	**	$—	$132,716,377
Short-Term Investments:
Repurchase Agreements	—	5,484,686		—	5,484,686
Total	$131,771,237	$6,429,826		$—	$138,201,063

NWQ Small/Mid-Cap Value
Long-Term Investments*:
Common Stocks	$43,153,912	$—		$—	$43,153,912
Short-Term Investments:
Repurchase Agreements	—	1,965,285		—	1,965,285
Total	$43,153,912	$1,965,285		$—	$45,119,197

NWQ Small-Cap Value
Long-Term Investments*:
Common Stocks	$533,376,916	$4,703,598	**	$—	$538,083,514
Short-Term Investments:
Repurchase Agreements	—	35,344,796		—	35,344,796
Total	$533,376,916	$40,048,394		$—	$573,428,310

Tradewinds Value Opportunities
Long-Term Investments*:
Common Stocks	$286,275,668	$2,801,598	**	$—	$289,077,266
Short-Term Investments:
Repurchase Agreements	—	1,527,266		—	1,527,266
Total	$286,275,668	$4,328,864		$—	$290,604,532
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

80	Nuveen Investments

The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
NWQ Global Equity
Common Stock	$—	$(709,387)	$709,387	$ —	$—	$—
NWQ Global Equity Income
Common Stock	$—	$(1,504,115)	$1,504,115	$—	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments	81

Notes to Financial Statements (Unaudited) (continued)

As of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:

NWQ Global Equity	Value	% of Net Assets
Country:
Japan	$161,868	11.1%
United Kingdom	131,359	9.0
Switzerland	105,724	7.3
Germany	89,107	6.1
France	64,864	4.4
South Korea	41,818	2.9
Canada	41,370	2.8
Netherlands	37,072	2.5
Norway	34,514	2.4
Spain	31,700	2.2
Other	115,540	7.9
Total non-U.S. securities	$854,936	58.6%

NWQ Global Equity Income
Country:
United Kingdom	$461,299	11.7%
Germany	422,852	10.7
Switzerland	276,765	7.0
Canada	134,429	3.4
Netherlands	134,138	3.4
Japan	123,372	3.1
Israel	120,491	3.1
France	103,082	2.6
Other	238,136	6.3
Total non-U.S. securities	$2,014,564	51.3%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
NWQ Multi-Cap Value	Fixed Income Clearing Corporation	$1,189,712	$(1,189,712)	$—
NWQ Large-Cap Value	Fixed Income Clearing Corporation	5,484,686	(5,484,686)	—
NWQ Small/Mid-Cap Value	Fixed Income Clearing Corporation	1,965,285	(1,965,285)	—
NWQ Small-Cap Value	Fixed Income Clearing Corporation	35,344,796	(35,344,796)	—
Tradewinds Value Opportunities	Fixed Income Clearing Corporation	1,527,266	(1,527,266)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolios of Investments for details on the repurchase agreements.

82	Nuveen Investments

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, NWQ Global Equity Income wrote covered call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential.

The average notional amount of outstanding options written during the current fiscal period was as follows:

NWQ Global Equity Income
Average notional amount of outstanding options written*	$(49,067)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
NWQ Global Equity Income

Equity price	Options	—	$—	Options written, at value	$(1,228)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
NWQ Global Equity Income	Equity price	Options written	$33	$1,407

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	83

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 12/31/15		Year Ended 6/30/15
NWQ Global Equity	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,214	$67,955	2,599	$55,464
Class C	—	—	4,796	105,000
Class I	13,502	278,371	9,759	205,352
Shares issued to shareholders due to reinvestment of distributions:
Class A	47	947	4	77
Class C	1	21	—	—
Class I	220	4,406	16	321
	16,984	351,700	17,174	366,214
Shares redeemed:
Class A	(455)	(9,163)	(1)	(15)
Class C	(4,558)	(96,399)	—	—
Class I	(5,932)	(116,405)	(8)	(165)
	(10,945)	(221,967)	(9)	(180)
Net increase (decrease)	6,039	$129,733	17,165	$366,034

	Six Months Ended 12/31/15		Year Ended 6/30/15
NWQ Global Equity Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	15,427	$412,423	22,087	$601,410
Class C	1,108	28,768	2,928	79,431
Class R3	—	—	—	—
Class I	47,602	1,252,667	16,516	445,347
Shares issued to shareholders due to reinvestment of distributions:
Class A	578	14,514	371	9,702
Class C	35	877	169	4,309
Class R3	—	—	—	—
Class I	670	16,839	1,430	36,739
	65,420	1,726,088	43,501	1,176,938
Shares redeemed:
Class A	(19)	(471)	(330)	(8,807)
Class C	(1,158)	(28,549)	—	—
Class R3	—	—	—	—
Class I	(11,700)	(292,187)	(924)	(25,277)
	(12,877)	(321,207)	(1,254)	(34,084)
Net increase (decrease)	52,543	$1,404,881	42,247	$1,142,854

84	Nuveen Investments

	Six Months Ended 12/31/15		Year Ended 6/30/15
NWQ Multi-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	19,234	$465,400	29,106	$752,954
Class C	32,581	749,460	34,890	839,115
Class R3	3,398	78,744	356	9,032
Class I	113,742	2,803,546	479,686	12,614,030
Shares issued to shareholders due to reinvestment of distributions:
Class A	8,652	205,402	8,857	227,446
Class C	—	—	—	—
Class R3	28	651	23	593
Class I	17,802	424,579	20,428	527,028
	195,437	4,727,782	573,346	14,970,198
Shares redeemed:
Class A	(114,160)	(2,806,933)	(475,072)	(12,463,204)
Class C	(170,581)	(3,943,045)	(405,432)	(9,844,435)
Class R3	(1,181)	(27,714)	(2,942)	(70,926)
Class I	(163,096)	(4,003,138)	(1,226,545)	(31,767,494)
	(449,018)	(10,780,830)	(2,109,991)	(54,146,059)
Net increase (decrease)	(253,581)	$(6,053,048)	(1,536,645)	$(39,175,861)

	Six Months Ended 12/31/15		Year Ended 6/30/15
NWQ Large-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	274,360	$2,985,012	382,188	$6,163,703
Class C	164,553	1,439,718	80,826	1,287,890
Class R3	107	1,207	657	10,456
Class I	2,610,221	27,383,641	4,582,473	87,976,439
Shares issued to shareholders due to reinvestment of distributions:
Class A	722,383	5,335,244	777,758	9,344,546
Class C	400,308	2,689,990	442,851	4,985,802
Class R3	3,193	23,329	2,505	29,823
Class I	6,405,546	47,607,692	11,428,678	138,008,589
	10,580,671	87,465,833	17,697,936	247,807,248
Shares redeemed:
Class A	(372,479)	(3,808,597)	(2,706,435)	(57,189,521)
Class C	(171,820)	(1,699,429)	(336,732)	(4,641,723)
Class R3	(165)	(1,874)	(494)	(6,219)
Class I	(6,584,101)	(70,732,775)	(29,401,781)	(560,538,474)
	(7,128,565)	(76,242,675)	(32,445,442)	(622,375,937)
Net increase (decrease)	3,452,106	$11,223,158	(14,747,506)	$(374,568,689)

Nuveen Investments	85

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 12/31/15		Year Ended 6/30/15
NWQ Small/Mid-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	25,723	$711,903	266,109	$7,559,105
Class C	16,120	412,396	26,676	722,458
Class R3	4,857	129,872	3,727	105,430
Class I	116,044	3,153,667	574,375	16,360,465
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
	162,744	4,407,838	870,887	24,747,458
Shares redeemed:
Class A	(74,379)	(2,041,552)	(319,053)	(9,224,590)
Class C	(22,000)	(559,798)	(30,568)	(819,222)
Class R3	(145)	(3,733)	(14,952)	(427,811)
Class I	(364,845)	(10,159,205)	(767,991)	(22,324,805)
	(461,369)	(12,764,288)	(1,132,564)	(32,796,428)
Net increase (decrease)	(298,625)	$(8,356,450)	(261,677)	$(8,048,970)

	Six Months Ended 12/31/15		Year Ended 6/30/15
NWQ Small-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	423,501	$17,370,506	2,389,230	$99,526,219
Class C	66,339	2,543,426	395,549	15,390,546
Class R3	67,146	2,731,085	124,294	5,247,699
Class R6	166,277	6,745,744	26,560	1,149,609
Class I	1,474,997	62,169,221	6,041,858	260,648,785
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,201	131,604	—	—
Class C	1,005	38,345	—	—
Class R3	105	4,294	—	—
Class R6	300	12,635	—	—
Class I	14,828	621,456	—	—
	2,217,699	92,368,316	8,977,491	381,962,858
Shares redeemed:
Class A	(764,304)	(31,176,150)	(815,430)	(34,553,700)
Class C	(100,332)	(3,859,013)	(121,162)	(4,701,284)
Class R3	(24,552)	(1,014,789)	(37,677)	(1,598,925)
Class R6	(50,650)	(2,179,917)	(18,407)	(803,505)
Class I	(1,205,615)	(50,546,247)	(1,911,456)	(82,970,413)
	(2,145,453)	(88,776,116)	(2,904,132)	(124,627,827)
Net increase (decrease)	72,246	$3,592,200	6,073,359	$257,335,031

86	Nuveen Investments

	Six Months Ended 12/31/15		Year Ended 6/30/15
Tradewinds Value Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	108,063	$3,344,729	335,637	$11,421,890
Class C	46,717	1,360,823	116,547	3,679,883
Class R3	8,932	275,853	28,117	958,517
Class I	173,211	5,479,504	2,150,514	81,974,463
Shares issued to shareholders due to reinvestment of distributions:
Class A	254,894	7,466,314	611,718	19,224,328
Class C	231,751	6,516,850	529,150	15,990,500
Class R3	4,142	121,139	16,832	528,057
Class I	359,290	10,595,910	953,491	30,178,187
	1,187,000	35,161,122	4,742,006	163,955,825
Shares redeemed:
Class A	(528,494)	(16,696,472)	(3,464,938)	(127,393,333)
Class C	(379,732)	(11,541,917)	(970,312)	(32,783,185)
Class R3	(43,368)	(1,379,580)	(60,254)	(2,046,048)
Class I	(774,320)	(24,370,055)	(2,503,375)	(85,723,290)
	(1,725,914)	(53,988,024)	(6,998,879)	(247,945,856)
Net increase (decrease)	(538,914)	$(18,826,902)	(2,256,873)	$(83,990,031)

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Purchases	$527,370	$2,103,016	$10,371,117	$23,929,787	$8,932,878	$132,341,674	$94,265,737
Sales	383,995	745,742	17,291,384	71,829,242	17,844,543	128,737,053	130,817,839

Transactions in options written for NWQ Global Equity Income during the current fiscal period were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	1	$99
Options written	45	4,309
Options terminated in closing purchase transactions	(10)	(687)
Options expired	(17)	(1,259)
Options outstanding, end of period	19	$2,462

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Nuveen Investments	87

Notes to Financial Statements (Unaudited) (continued)

As of December 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Cost of investments	$1,433,084	$3,774,600	$93,390,911	$103,884,549	$42,635,017	$536,713,161	$264,687,455
Gross unrealized:
Appreciation	$99,358	$310,440	$17,531,880	$37,512,047	$6,758,271	$74,988,866	$37,911,918
Depreciation	(97,629)	(176,495)	(7,247,051)	(3,195,533)	(4,274,091)	(38,273,717)	(11,994,841)
Net unrealized appreciation (depreciation)	$1,729	$133,945	$10,284,829	$34,316,514	$2,484,180	$36,715,149	$25,917,077

Permanent differences, primarily due to net operating losses, foreign currency transactions, and tax equalization, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2015, the Funds’ last tax year end, as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Capital paid-in	$—	$(1)	$(1)	$58,663,162
Undistributed (Over-distribution of) net investment income	(182)	502	89	190
Accumulated net realized gain (loss)	182	(501)	(88)	(58,663,352)

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Capital paid-in	$(139,150)	$(2,735,746)	$3,871,947
Undistributed (Over-distribution of) net investment income	139,152	2,735,745	1
Accumulated net realized gain (loss)	(2)	1	(3,871,948)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2015, the Funds’ last tax year end, were as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Undistributed net ordinary income[1]	$7,740	$26,623	$691,450	$4,347,069
Undistributed net long-term capital gains	6,319	35,219	—	46,320,815

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Undistributed net ordinary income[1]	$—	$—	$6,776,239
Undistributed net long-term capital gains	—	—	15,653,680
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2015, was designated for purposes of the dividends paid deduction as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Distributions from net ordinary income[1]	$10,990	$55,723	$826,314	$41,052,130
Distributions from net long-term capital gains	—	74,531	—	115,649,809

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Distributions from net ordinary income[1]	$—	$—	$36,686,055
Distributions from net long-term capital gains	—	—	38,036,916
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of June 30, 2015, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

88	Nuveen Investments

	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value[2]	NWQ Small-Cap Value
Expiration:
June 30, 2016	$—	$514,428	$—
June 30, 2017	105,200,853	17,769,714	—
June 30, 2018	100,615,795	838,796	927,803
Not subject to expiration	—	—	—
Total	$205,816,648	$19,122,938	$927,803
[2]	A portion of NWQ Small/Mid-Cap Value’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended June 30, 2015, the following Funds utilized capital loss carryforwards as follows:

	NWQ Global Equity	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Utilized capital loss carryforwards	$1,952	$13,079,685	$5,647,761	$15,357,703

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value
Post-October capital losses[3]	$1,963,387	$501,290
Late-year ordinary losses[4]	—	11,922
[3]	Capital losses incurred from November 1, 2014 through June 30, 2015, the Funds' last tax year end.
[4]	Ordinary losses incurred from January 1, 2015 through June 30, 2015 and/or specified losses incurred from November 1, 2014 through June 30, 2015.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ and Tradewinds are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
For the first $125 million	0.6500%	0.6500%	0.6300%	0.5500%
For the next $125 million	0.6375	0.6375	0.6175	0.5375
For the next $250 million	0.6250	0.6250	0.6050	0.5250
For the next $500 million	0.6125	0.6125	0.5925	0.5125
For the next $1 billion	0.6000	0.6000	0.5800	0.5000
For net assets over $2 billion	0.5750	0.5750	0.5550	0.4750

Average Daily Net Assets	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
For the first $125 million	0.6000%	0.7500%	0.6300%
For the next $125 million	0.5875	0.7375	0.6175
For the next $250 million	0.5750	0.7250	0.6050
For the next $500 million	0.5625	0.7125	0.5925
For the next $1 billion	0.5500	0.7000	0.5800
For net assets over $2 billion	0.5250	0.6750	0.5550

Nuveen Investments	89

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2015, the complex-level fee for each Fund was 0.1639%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares (adjusted downward for Class R6 Shares for savings resulting from the sub-transfer agent and similar fees that are not charged to the Class R6 Shares) in the amounts and for the time periods stated in the following table:

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
NWQ Global Equity	1.00%	October 31, 2016	N/A
NWQ Global Equity Income	1.00	October 31, 2016	N/A
NWQ Multi-Cap Value	1.13	October 31, 2016	N/A
NWQ Large-Cap Value	N/A	N/A	1.35%
NWQ Small/Mid-Cap Value	1.10	October 31, 2016	1.45
NWQ Small-Cap Value	N/A	N/A	1.50
Tradewinds Value Opportunities	N/A	N/A	1.50

N/A – Not applicable.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Sales charges collected	$45	$2,245	$452	$23,633
Paid to financial intermediaries	40	1,950	393	21,901

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Sales charges collected	$6,282	$40,799	$11,358
Paid to financial intermediaries	5,479	36,504	10,000

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

90	Nuveen Investments

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Commission advances	$—	$—	$877	$19,876

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Commission advances	$3,196	$30,307	$3,558

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
12b-1 fees retained	$402	$2,766	$—	$675

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
12b-1 fees retained	$2,386	$42,270	$—

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
CDSC retained	$964	$—	$28	$—

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
CDSC retained	$101	$2,655	$—

As of the end of the reporting period, Nuveen owned shares of the Funds as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/ Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Class A Shares	2,500	12,500	—	—	—	—	—
Class C Shares	2,500	12,500	—	—	—	—	—
Class R3 Shares	—	12,500	—	8,280	2,186	1,586	—
Class R6 Shares	—	—	—	—	—	803	—
Class I Shares	45,000	12,500	—	—	—	—	—

8. Borrowing Arrangements

During the current fiscal period, the Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

Nuveen Investments	91

Additional

Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

NWQ Investment Management
Company, LLC

2049 Century Park East, 16th Floor

Los Angeles, CA 90067

Tradewinds Global Investors, LLC

2049 Century Park East, 20th Floor

Los Angeles, CA 90067

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at
(800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

92	Nuveen Investments

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Global Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Global Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Large-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Nuveen Investments	93

Glossary of Terms Used in this Report (continued)

Russell 2500® Value Index: An index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

Russell 3000® Value Index: An index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

94	Nuveen Investments

Notes

Nuveen Investments	95

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-NWQ-1215D        14135-INV-B-02/17

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a)        against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b)        with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c)        in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i)        by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii)        by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a)        such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b)        a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,500,000 deductible for operational failures and a $1,000,000 deductible for all other claims.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)(a)	Declaration of Trust of the Registrant dated May 6, 1999.(1)

(1)(b)	Amended Establishment and Designation of Classes, dated November 14, 2012.(8)

(1)(c)	Amended Designation of Series, dated January 15, 2015.(12)

(2)	By-Laws of the Registrant, amended and restated as of November 18, 2009.(6)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Merger is filed herewith as Appendix A to Part A of this Registration Statement.

(5)	Not applicable.

(6)(a)	Investment Management Agreement between the Registrant and Nuveen Fund Advisors, LLC, dated October 1, 2014.(9)

(6)(b)	Amended Schedules A and B of Investment Management Agreement between the Registrant and Nuveen Fund Advisors, LLC, dated October 15, 2014.(9)

(6)(c)	Renewal of Investment Management Agreement between the Registrant and Nuveen Fund Advisors, LLC, dated July 28, 2015.(10)

(6)(d)	Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and NWQ Investment Management Company, LLC, dated October 1, 2014.(9)

(6)(e)	Amended Schedule A of Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and NWQ Investment Management Company, LLC, dated October 15, 2014.(9)

(6)(f)	Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, dated October 1, 2014.(9)

(6)(g)	Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Tradewinds Global Investors, LLC, dated October 1, 2014.(9)

(6)(h)	Notice of Continuation of Investment Sub-Advisory Agreement between the Registrant and NWQ Investment Management Company, LLC, dated July 28, 2015.(10)

(6)(i)	Notice of Continuation of Investment Sub-Advisory Agreement between the Registrant and Nuveen Asset Management, LLC, dated July 28, 2015.(10)

(6)(j)	Notice of Continuation of Investment Sub-Advisory Agreement between the Registrant and Tradewinds Global Investors, LLC, dated July 28, 2015.(10)

(7)(a)	Distribution Agreement between the Registrant and John Nuveen & Co. Incorporated (a/k/a Nuveen Investments, LLC, n/k/a Nuveen Securities, LLC), dated August 1, 1998.(3)

(7)(b)	Dealer Manager Agreement, dated October 22, 1996.(2)

(7)(c)	Dealer Distribution, Shareholder Servicing and Fee-Based Program Agreement, dated June 23, 2004.(4)

(7)(d)	Form of Nuveen Funds Rule 22c-2 Agreement.(5)

(7)(e)	Renewal of Distribution Agreement between the Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC, n/k/a Nuveen Securities, LLC), dated August 4, 2015.(10)

(8)	Not applicable.

(9)(a)	Amended and Restated Master Custodian Agreement between the Registrant et al. and State Street Bank and Trust Company, dated July 15, 2015.(10)

(9)(b)	Appendix A to the Amended and Restated Master Custodian Agreement, dated September 28, 2015.(10)

(10)(a)	Plan of Distribution and Service Pursuant to Rule 12b-1, dated February 28, 2013.(8)

(10)(b)	Multiple Class Plan Adopted Pursuant to Rule 18f-3, as amended November 14, 2012.(8)

(11)	Opinion and Consent of Counsel is filed herewith.

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Proxy Statement/Prospectus is filed herewith.

(13)(a)	Transfer Agency and Service Agreement between the Nuveen Mutual Funds and Boston Financial Data Services, Inc., dated May 11, 2012.(7)

(13)(b)	Amendment and Schedule A to Transfer Agency and Service Agreement, dated September 25, 2015.(10)

(14)	Consent of Independent Auditor is filed herewith.

(15)	Not applicable.

(16)(a)	Powers of Attorney dated May 25, 2016.(11)

(16)(b)	Powers of Attorney dated June 24, 2016 are filed herewith.

(17)	Form of Proxy Card is filed herein and appears following the Proxy Statement/Prospectus constituting Part A of this Registration Statement.

*	To be filed by amendment.

(1)	Filed on May 14, 1996 as an exhibit to the Registrant’s initial Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(2)	Filed on December 16, 1996 as an exhibit to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(3)	Filed on September 28, 1998 as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(4)	Filed on June 29, 2005 as an exhibit to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(5)	Filed on October 31, 2006 as an exhibit to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(6)	Filed on October 28, 2010 as an exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(7)	Filed on October 29, 2012 as an exhibit to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(8)	Filed on March 15, 2013 as an exhibit to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(9)	Filed on October 28, 2014 as an exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(10)	Filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(11)	Filed on June 22, 2016 as an exhibit to the Registrant’s Registration Statement on Form N-14 (File No. 333-212187) and incorporated by reference herein.
(12)	Filed on June 30, 2016 as an exhibit to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that executed opinions of counsel supporting the tax matters discussed in the Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Merger.

SIGNATURES

As required by the Securities Act of 1933, this pre-effective amendment no. 1 to the registration statement has been signed on behalf of the Registrant, in the City of Chicago and the State of Illinois, on the 5th day of August, 2016.

NUVEEN INVESTMENT TRUST

By:	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer

As required by the Securities Act of 1933, this pre-effective amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity		Date

/s/ Gifford R. Zimmerman	Chief Administrative Officer		August 5, 2016
Gifford R. Zimmerman	(principal executive officer)

/s/ Stephen D. Foy	Vice President and Controller		August 5, 2016
Stephen D. Foy	(principal financial and accounting officer)

	Chairman of the Board and Trustee	)
William J. Schneider*		)
)
	Trustee	)
William Adams IV*		)
)
	Trustee	)
Margo L. Cook**		)
)
	Trustee	)	By: /s/ Gifford R. Zimmerman
Jack B. Evans*		)	Gifford R. Zimmerman
		)	Attorney-in-Fact
	Trustee	)	August 5, 2016
William C. Hunter*		)
)
	Trustee	)
David J. Kundert*		)
)
	Trustee	)
Albin F. Moschner**		)
)
	Trustee	)
John K. Nelson*		)
)
	Trustee	)
Judith M. Stockdale*		)
)
	Trustee	)
Carole E. Stone*		)
)
	Trustee	)
Terence J. Toth*		)
)
	Trustee	)
Margaret L. Wolff*		)

*	An original power of attorney authorizing, among others, Kevin J. McCarthy, Kathleen L. Prudhomme and Gifford R. Zimmerman to execute this registration statement, and amendments thereto, has been executed and is incorporated by reference herein.
**	An original power of attorney authorizing, among others, Kevin J. McCarthy, Kathleen L. Prudhomme and Gifford R. Zimmerman to execute this registration statement, and amendments thereto, has been executed and is filed herewith as Exhibit 16(b).

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

(11)	Opinion and Consent of Counsel.

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Proxy Statement/Prospectus.

(14)	Consent of Independent Auditor.

(16)(b)	Powers of Attorney dated June 24, 2016.